QuickLinks -- Click here to rapidly navigate through this document

As Filed with the Securities and Exchange Commission on April 30, 2003

Registration File No. 333-52215
811-7337

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        / /
Pre-Effective Amendment No.        / /
Post-Effective Amendment No. 7        /x/
and
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940        / /
Amendment No. 5        /x/

(Check appropriate box or boxes)

Protective Variable Life Separate Account
 (Exact name of registrant)

Protective Life Insurance Company
 (Name of depositor)

2801 Highway 280 South
Birmingham, Alabama 35223
(Address of depositor's principal executive offices)

(800) 265-1545
Depositor's Telephone Number, including Area Code

NANCY KANE, Esq.
2801 Highway 280 South
Birmingham, Alabama 35223
(Name and address of agent for service)

Copy to:
STEPHEN E. ROTH, Esq.
Sutherland Asbill & Brennan LLP
1275 Pennsylvania Avenue, N.W.
Washington, DC 20004-2415

        It is proposed that this filing will become effective:

                        /x/  Immediately upon filing pursuant to paragraph (b) of Rule 485

                        / /  On                   pursuant to paragraph (b) of Rule 485

                        / /  60 days after filing pursuant to paragraph (a) of Rule 485

                        / /  On May 1, 2003 pursuant to paragraph (a) of Rule 485

Title of Securities Being Registered: Interests in Individual
Flexible Premium Variable and Fixed Life Insurance Policies

PROSPECTUS
May 1, 2003

Premiere II
An Individual Flexible Premium Variable and Fixed Life Insurance Policy

Issued by
 Protective Variable Life Separate Account
and
 Protective Life Insurance Company
2801 Highway 280 South
Birmingham, Alabama 35223
Telephone: (800) 265-1545

        This Prospectus describes the Premiere II individual flexible premium variable and fixed life insurance policies (the "Policy") issued by Protective Life Insurance Company (the "Company" or "Protective Life"). The Policy may be issued to individuals or groups. The Policy is designed to provide insurance protection on the life of the Insured named in the Policy.

        This Prospectus sets forth basic information about the Policy and the Variable Account that a prospective investor should know before investing. You should consider the Policy in conjunction with other insurance you own. It may not be advantageous to replace existing insurance with the Policy, or to finance the purchase of the Policy through a loan or through withdrawals from another policy. Additional fees and charges may apply. Please read this Prospectus and the Statement of Additional Information carefully before you invest.

        You have the flexibility to vary the amount and timing of premium payments and your coverage will stay in force as long as sufficient Surrender Value is maintained. The Policy Value and, in certain circumstances, the Death Benefit will fluctuate with the investment performance of the investment options you select. Within certain limits, you may return the Policy.

        You have a number of investment choices in this Policy. You may allocate your Policy's value to the Fixed Account, which credits a specified rate of interest (where we bear the investment risk), or among 35 variable investment options (where you have the investment risk) with Funds from:

        •  Protective Investment Company

        •  Van Kampen Life Investment Trust

        •  The Universal Institutional Funds, Inc.

        •  MFS® Variable Insurance Trust

        •  Oppenheimer Variable Account Funds

        •  Fidelity® Variable Insurance Products Funds

        •  Lord Abbett Series Fund, Inc.

        A prospectus for each of the Funds available through the Variable Account must accompany this Prospectus. Please read these documents before investing and save them for future reference.

        Please note that the Policies and/or the Funds:

        •  are not guaranteed to provide any benefits;

        •  are not insured by the FDIC or any other government agency;

        •  are not bank deposits or other obligations of a bank and are not bank guaranteed; and

        •  are subject to risks, including loss of the amount invested, tax risks and Policy Lapse.

        The Securities and Exchange Commission ("SEC") has not approved or disapproved the Policy or determined that this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

        Policies (except for Policies issued in certain states) include an arbitration provision that mandates resolution of all disputes arising under the Policy through binding arbitration. This provision is intended to restrict an Owner's ability to litigate such disputes.

Table of Contents

Policy Benefits/Risks Summary	3
Policy Benefits	3
Policy Risks	5
Fund Risks	7
Fee Table	8
The Policy	13
Premiums	14
Calculation of Policy Value	15
Death Benefit Proceeds	17
Transfers of Policy Value	20
Surrenders and Withdrawals	22
Policy Loans	23
Suspension or Delays in Payments	25
Policy Lapse and Reinstatement	25
The Company and the Fixed Account	27
The Variable Account and the Funds	28
Protective Investment Company	29
Van Kampen Life Investment Trust	29
The Universal Institutional Funds, Inc.	29
MFS® Variable Insurance Trust	29
Oppenheimer Variable Account Funds	29
Fidelity® Variable Insurance Products Funds	30
Lord Abbett Series Fund, Inc.	31
Charges and Deductions	33
Tax Considerations	37
Supplemental Riders and Endorsements	41
Exchange Privilege	42
Effects of the Exchange Offer	43
Use of the Policy	44
State Variations	44
Sale of the Policies	44
Legal Proceedings	45
Arbitration	45
Financial Statements	45
Glossary	46
Statement of Additional Information Table of Contents	48

POLICY BENEFITS/RISKS SUMMARY

        This summary describes the Policy's important benefits and risks. The sections in the Prospectus following this summary discuss the Policy's benefits and other provisions in more detail. The Glossary at the end of this Prospectus defines certain words and phrases used in this Prospectus.

        The Policy is an individual flexible premium variable and fixed life insurance policy for individuals and certain groups.

Purposes of the Policy

        The Policy is designed to be a long-term investment providing insurance benefits. You should consider the Policy in conjunction with other insurance policies you own, as well as your need for insurance and the Policy's long-term potential. It may not be advantageous to replace existing insurance coverage with the Policy. In particular, replacement should be carefully considered if the decision to replace existing coverage is based solely on a comparison of policy illustrations.

Policy Benefits

Flexibility

        The Policy is designed to be flexible to meet your specific life insurance needs. You have the flexibility to choose the investment options and premiums you pay.

  •
  Investment Options. You may invest in your choice of up to 35 different investment options, as well as a Fixed Account, within your Policy.

  •
  Premium Payments. You have the flexibility to choose how you pay premiums. You choose a planned premium when you purchase the Policy. You may change your planned premium, or pay additional premium any time, subject to certain limitations.

Death Benefit

        If the Insured dies while the Policy is in force, we pay a death benefit to your beneficiary. The Death Benefit Proceeds generally pass to the beneficiary free of federal and state income tax at the death of the Insured. The calculation of the Death Benefit depends on the Death Benefit Option you selected and the federal tax compliance test applicable to the Policy (either Guideline Premium Limitation test or the Cash Value Accumulation test).

        Under the Guideline Premium Limitation test, you select one of two Death Benefit Options:

        •    Death Benefit Option A (Level) is equal to the greater of:

    •
    The current Face Amount; or

    •
    A specified percentage of the Policy Value as indicated on a table set forth in the Policy.

        •    Death Benefit Option B (Increasing) is equal to the greater of:

    •
    The current Face Amount plus the Policy Value; or

    •
    A specified percentage of the Policy Value as indicated on a table set forth in the Policy.

        Under the Cash Value Accumulation test, you select one of two Death Benefit Options:

        •    Death Benefit Option A (Level) is equal to the greater of:

    •
    The current Face Amount; or

    •
    The minimum death benefit described below.

        •    Death Benefit Option B (Increasing) is equal to the greater of:

    •
    The current Face Amount plus Policy Value; or

    •
    The minimum death benefit described below.

        The minimum death benefit is the amount of level death benefit that the Policy Value would purchase if paid as a net single premium at such time.

        The Death Benefit is reduced by any money you owe us, such as outstanding loans or liens, interest on loans or liens, or unpaid charges. You may change your Death Benefit Option subject to certain rules. You may increase or decrease the Face Amount on your Policy under certain circumstances.

Cancellation Privilege

        For a limited time after you receive your Policy, you have the right to cancel your Policy and receive a refund.

Lapse Protection

        If, for each month your Policy has been in force you have made a timely payment of the Minimum Monthly Premium (net of loans and withdrawals) stated on your Policy's specification page, then, regardless of your Surrender Value, your Policy will not Lapse. This provision is effective during the first 15 Policy Years (if the Insured's Issue Age is 0 through 39), during the first 10 Policy Years (if the Insured's Issue Age is 40 through 64), or during the first 5 Policy Years (for Insured's Issue Age 65 and above).

•
Lapse Protection Extension Rider. This rider extends the lapse protection period under the Policy. As long as you have made a timely payment of the Minimum Monthly Premium (net of loans and withdrawals), the rider doubles the length of the lapse protection period. Therefore, the Policy will not Lapse while the rider is in force. There is a charge for this rider.

Exchange Privilege

        You may exchange an existing life insurance policy for this Policy, subject to certain restrictions.

Policy Value Credit

        Subject to the conditions described further on in the Prospectus, on the tenth Policy Anniversary and on each Policy Anniversary thereafter, the Company credits additional Policy Value to your Policy. On Policy Anniversaries after the ninth Policy Anniversary as of which unloaned Policy Value is at least $50,000 but less than $250,000 ($500,000 for Policies applied for before June 1, 2003), the credit is equal to .50% of the unloaned Policy Value. On Policy Anniversaries as of which the unloaned Policy Value is equal to or greater than $250,000 ($500,000 for Policies applied for before June 1, 2003), the credit is equal to 1% of the unloaned Policy Value.

Transfers

        Subject to certain restrictions you may transfer Policy Value among the Sub-Accounts and the Fixed Account. The Company has the right to restrict such transfers until after the later of 30 days after the Policy Effective Date or six days after the expiration of the Cancellation Period.

•
Dollar Cost Averaging. You may elect to automatically transfer specified dollar amounts on a monthly or quarterly basis (at least $100 monthly or $300 quarterly) to or from the Fixed Account or any of the Sub-Accounts. You must have a Policy Value of at least $5,000 in the source Sub-Account or the Fixed Account at the time of election. You must elect this option for periods of at least 6 months, but not more than 48 months.

•
Portfolio Rebalancing. You have the option to instruct Protective Life to automatically transfer, on a quarterly, semi-annual or annual basis, your Variable Account Value among specified Sub-Accounts to achieve a particular percentage allocation of Variable Account Value among such Sub-Accounts ("Portfolio Rebalancing"). A minimum Variable Account Value of $100 is required for Portfolio Rebalancing. The percentage allocation of your Variable Account Value for Portfolio Rebalancing will be based on your premium allocation instructions in effect at the time of rebalancing, unless you elect otherwise.

Withdrawals

        You may take money out of your Policy after the first Policy Year. The minimum withdrawal amount is $500.

Loans

        After the first Policy Anniversary, you may borrow using your Policy Value as collateral. Generally the minimum amount you may borrow is $500 and the maximum is 90% of your Cash Value. This maximum is reduced by any Policy Debt that is outstanding on the date your loan request is received. State variations may apply. As collateral for the loan, we transfer an amount equal to the loan out of the Sub-Accounts and the Fixed Account and into the Loan Account on a pro-rata basis, unless you specify another allocation. Annual interest rates for standard loans are 5.0% for Policy Years 2 through 10 (6.0% for Policies applied for before June 1, 2003), and 3.0% for Policy Years 11 and thereafter (4.0% for Policies applied for before June 1, 2003). You may repay all or part of your borrowings at any time while the Insured is alive and the Policy is in force. Borrowing may have tax consequences.

Settlement Options

        You may choose a variety of ways to receive the proceeds of the Policy.

Terminal Illness Accelerated Death Benefit Endorsement

        This endorsement is available for Policies issued on or after January 3, 2000. The endorsement provides an accelerated death benefit payment to the Owner if the Insured has a qualifying terminal illness and all of the terms and conditions of the endorsement are met. This endorsement is not available in all states.

BenefitGuard Residual Death Benefit Endorsement

        This endorsement is generally available for Policies applied for on or after June 1, 2003. Under the provisions of BenefitGuard, if the Policy has been in force for at least 20 years and the Insured has attained the age of 65 and the Policy Debt is at least 99% of the Policy Value, your Policy will not lapse and the death benefit will be at least $10,000 as long as all of the terms and conditions of the endorsement are met. BenefitGuard may be subject to state variations and may not be available in all states. See Riders and Endorsements for more information.

Optional Coverage

        For additional charges, you may add riders to your Policy.

Policy Risks

Investment Risk

        If you invest your Policy Value in one or more Sub-Accounts, then you will be subject to the risk that investment performance may be unfavorable causing the Policy Value to decrease and the Monthly Deduction to increase (which, in turn, further decreases future Policy Value). This is because poor investment performance diminishes Policy Value thereby increasing the Net Amount at Risk under the

Policy and, correspondingly, increasing the cost of insurance which is part of the Monthly Deduction. You could lose everything you invest. If you allocate Policy Value to the Fixed Account, then we credit your Policy Value (in the Fixed Account) with a declared rate of interest, but you assume the risk that the rate may decrease, although it will never be lower than the guaranteed minimum annual effective rate shown on your Policy's specification page.

Risk of Lapse

        Unless the lapse protection period is in effect, if your Surrender Value on a Monthly Anniversary Day is less than the amount of the Monthly Deduction due on that date, the Policy will be in default and a grace period will begin. We will send you notice of the premium required to prevent Lapse. You have a 61-day grace period to make a payment of Net Premium at least sufficient to cover the current and past-due Monthly Deductions or the Policy will Lapse. You may reinstate a Lapsed Policy, subject to certain conditions. Payment of the Minimum Monthly Premium required under the lapse protection provision of the Policy or the Lapse Protection Extension Rider will not guarantee that the Policy will remain in force after the termination of the lapse protection period.

Withdrawal and Surrender Risks

        The Surrender Charge under the Policy applies during the first 10 Policy Years. The Surrender Value of the Policy is generally the Policy Value less the Surrender Charge and Policy Debt. It is possible that your Policy will have no Surrender Value during the first few Policy Years. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the account value in the near future. We designed the Policy to meet long-term financial goals. The Policy is not suitable as a short-term investment.

        Even if you do not ask to surrender your Policy, Surrender Charges may play a role in determining whether your Policy will Lapse (terminate without value), because Surrender Charges decrease the Surrender Value.

        Withdrawals are not permitted during the first Policy Year. After the first Policy Year, withdrawals are permitted, subject to certain limitations, for a fee. Withdrawals may reduce the Face Amount of the Policy.

        A surrender may have tax consequences.

Tax Risks

        We anticipate that the Policy should generally be treated as a life insurance contract under federal income tax law. There is less guidance, however, with respect to Policies issued on a substandard issue basis and to Policies with term riders. Therefore, it is not clear whether such Policies will in all cases satisfy the applicable requirements. Assuming that a Policy qualifies as a life insurance contract for federal income tax purposes, you should not be considered to be in receipt of any portion of your Policy's Cash Value until there is an actual distribution from the Policy. Moreover, Death Benefits payable under the Policy should be excludable from the gross income of the beneficiary. Although the beneficiary generally should not have to pay federal income tax on the Death Benefit, other taxes, such as estate taxes, may apply.

        Your Policy may become a modified endowment contract as a result of: (1) the payment of excess premiums or unnecessary premiums, (2) a material change in the Policy, or (3) a reduction in your Death Benefit. If your Policy becomes a modified endowment contract, transactions such as withdrawals and loans will be treated first as a distribution of the earnings in the Policy and will be taxable as ordinary income in the year received. In addition, if the Policy Owner is under age 59 1/2 at the time of a surrender, withdrawal or loan, the amount that is included in income is generally subject to a 10% penalty tax.

        If the Policy is not a modified endowment contract, distributions generally are treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans are generally not treated as distributions. Finally, neither distributions nor loans from a Policy that is not a modified endowment contract are subject to the 10% penalty tax.

        See "Tax Considerations." You should consult a qualified tax adviser for assistance in all Policy-related tax matters.

Loan Risks

        A policy loan, whether or not repaid, has a permanent effect on the Policy Value, and potentially the Death Benefit, because the investment results of the Sub-Accounts and current interest rates credited on the Fixed Account Value do not apply to Policy Value in the Loan Account. Since interest credited on the Loan Account is transferred to the Sub-Accounts, even if the interest rate charged on the Policy Debt is equal to the rate credited on Policy Value in the Loan Account, unpaid interest will be added to the outstanding loan and will increase the loan balance. The larger the loan and the longer the loan is outstanding, the greater will be the effect on Policy Value held as collateral in the Loan Account.

        Your Policy may Lapse if your outstanding loan amounts reduce the Surrender Value to zero. If a Policy lapses with loans outstanding, certain amounts may be subject to income tax. Policy loans also may increase the potential for Lapse if the investment results of the Sub-Accounts to which Surrender Value is allocated is unfavorable.

        If the Insured dies while a loan is outstanding, the loan balance, which includes any unpaid interest, will be deducted from the Death Benefit.

Specialized Uses of the Policy

        Because your Policy provides for an accumulation of Policy Values as well as Death Benefit, you may wish to use it for various individual and business planning purposes. Purchasing the Policy in part for such purposes may involve certain risks. For example, if the investment performance of the Sub-Accounts is poorer than expected or if sufficient premiums are not paid, the Policy may Lapse or may not accumulate sufficient Policy Value to fund the purpose for which you purchased the Policy. Withdrawals and Policy Loans may significantly affect current and future Policy Value, Surrender Value or Death Benefit proceeds. The Policy is designed to provide benefits on a long-term basis. Before purchasing a Policy for a specialized purpose, you should consider whether the long-term nature of the Policy is consistent with the purpose for which it is being considered. In addition, using a Policy for a specialized purpose may have tax consequences.

Fund Risks

        A comprehensive discussion of the risks of each Fund may be found in each Fund's prospectus. Please refer to the Funds' prospectuses for more information.

FEE TABLES

        The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy. If the amount of a charge depends on the personal characteristics of the Insured, then the fee table lists the minimum and maximum charges we assess under the Policy, and the fees and charges of a representative Insured with the characteristics set forth in the table. These charges may not be typical of the charges you will pay.

        The first table describes the fees and expenses that you will pay at the time that you pay premiums, surrender the Policy, allow the Policy to Lapse, decrease the Initial Face Amount, transfer Policy Value among the Sub-Accounts and to and from the Fixed Account, and make withdrawals.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted — Maximum Guaranteed Charge	Amount Deducted — Current Charge
Premium Expense Charge:	Upon receipt of each premium payment	5.0% of each premium payment	5.0% of each premium payment
Contingent Deferred Sales Charge:(1)
For Policies Applied for on or After June 1, 2003:
Minimum and Maximum Charge	At the time of any surrender, Lapse, or decrease in the Initial Face Amount during the first 10 Policy Years	$3.45 - $58.00 per $1,000 of Initial Face Amount or decrease in Initial Face Amount, as applicable	$3.45 - $58.00 per $1,000 of Initial Face Amount or decrease in Initial Face Amount, as applicable
Charge for a 45 year old male in the nontobacco underwriting class during the first Policy year	At the time of any surrender, Lapse, or decrease in the Initial Face Amount during the first 10 Policy Years	$27.25 per $1,000 of Initial Face Amount or decrease in Initial Face Amount, as applicable	$27.25 per $1,000 of Initial Face Amount or decrease in Initial Face Amount, as applicable
For Policies Applied for Before June 1, 2003:
Minimum and Maximum Charge	At the time of any surrender, Lapse, or decrease in the Initial Face Amount during the first 10 Policy Years	$3.53 - $57.00 per $1,000 of Initial Face Amount or decrease in Initial Face Amount, as applicable	$3.53 - $57.00 per $1,000 of Initial Face Amount or decrease in Initial Face Amount, as applicable
Charge for a 45 year old male in the, nonsmoker underwriting class during the first Policy year	At the time of any surrender, Lapse, or decrease in the Initial Face Amount during the first 10 Policy Years	$27.25 per $1,000 of Initial Face Amount or decrease in Initial Face Amount, as applicable	$27.25 per $1,000 of Initial Face Amount or decrease in Initial Face Amount, as applicable

(1)
The contingent deferred sales charge varies based on individual characteristics such as the Insured's Issue Age, sex and underwriting class, and decreases each Policy Year until it reaches zero after the 10th Policy Year. The contingent deferred sales charge shown in the table may not be typical of the charges you will pay. Your Policy's specification page will indicate the charges applicable to your Policy, and more detailed information concerning these charges is available on request from our Home Office.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted — Maximum Guaranteed Charge	Amount Deducted — Current Charge
Transfer Fee:	Upon each transfer in excess of 12 in a Policy Year	$25 per transfer	$25 per transfer
Withdrawal Charge:	At the time of each withdrawal of Policy Value	The lesser of 2.0% of the amount withdrawn or $25	The lesser of 2.0% of the amount withdrawn or $25

        The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including the Funds' fees and expenses.

Periodic Charges Other Than Series Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted — Maximum Guaranteed Charge	Amount Deducted — Current Charge
Cost of Insurance:(2)
For Policies Applied for on or After June 1, 2003:
Minimum and Maximum Charge	On the Policy Effective Date and each Monthly Anniversary Day	$0.54 - $108.93 per $1,000 of net amount at risk	$0.49 - $45.94 per $1,000 of net amount at risk
Charge for a 45 year old male in the nontobacco underwriting class during the first Policy Year	On the Policy Effective Date and each Monthly Anniversary Day	$2.36 per $1,000 of net amount at risk	$2.36 per $1,000 of net amount at risk
For Policies Applied for Before June 1, 2003:
Minimum and Maximum Charge	On the Policy Effective Date and each Monthly Anniversary Day	$0.24 - $26.23 per $1,000 of net amount at risk	$0.08 - $24.20 per $1,000 of net amount at risk
Charge for a 45 year old male in the nonsmoker underwriting class during the first Policy Year	On the Policy Effective Date and each Monthly Anniversary Day	$0.28 per $1,000 of net amount at risk	$0.28 per $1,000 of net amount at risk

(2)
Cost of insurance charges vary based on individual characteristics such as the Insured's Issue Age, sex and rate (i.e., underwriting) class, the number of years that the Policy has been in force, and the net amount at risk on either the Policy Effective Date or the applicable Monthly Anniversary Date. The charge generally increases with the Issue Age. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Your Policy's specification page will indicate the guaranteed cost of insurance charges applicable to your Policy, and more detailed information concerning your cost of insurance charges is available on request from our Home Office. Also, before you purchase the Policy, you may request personalized illustrations of hypothetical future benefits under the Policy based upon the Issue Age, sex and rate classification of the Insured, and the Face Amount, planned premiums, and riders requested.

Periodic Charges Other Than Series Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted — Maximum Guaranteed Charge	Amount Deducted — Current Charge
Mortality and Expense Risk Charge:(3)	On the Policy Effective Date and each Monthly Anniversary Day	..075% multiplied by the Variable Account Value for all Policy Years (.90% on an annualized basis)	..075% multiplied by the Variable Account Value for Policy Years 1-10 only (.90% on an annualized basis); 0% in Policy Years 11 and thereafter
Standard Administrative Fee:	On the Policy Effective Date and each Monthly Anniversary Day	$8.00	$8.00
Administrative Charge: (Only For Policies Applied for on or After June 1, 2003)	On the Policy Effective Date and each Monthly Anniversary Day during first 20 Policy Years	$0.10 per $1,000 of Initial Face Amount	$0.10 per $1,000 of Initial Face Amount
Administrative Charge For Face Amount Increases:
For Policies Applied for on or After June 1, 2003:
Minimum and Maximum Charge	On the Effective Date of the increase and the subsequent 11 Monthly Anniversary Days	$0.39 - $1.74 per $1,000 of any increase in Face Amount	$0.39 - $1.74 per $1,000 of any increase in Face Amount
Charge for a 45 year old male in the nontobacco underwriting class	On the Effective Date of the increase and the subsequent 11 Monthly Anniversary Days	$0.95 per $1,000 of any increase in Face Amount	$0.95 per $1,000 of any increase in Face Amount
For Policies Applied for Before June 1, 2003:
Minimum and Maximum Charge	On the Effective Date of the increase and the subsequent 11 Monthly Anniversary Days	$0.40 - $1.72 per $1,000 of any increase in Face Amount	$0.40 - $1.72 per $1,000 of any increase in Face Amount
Charge for a 45 year old male in the nonsmoker underwriting class	On the Effective Date of the increase and the subsequent 11 Monthly Anniversary Days	$0.95 per $1,000 of any increase in Face Amount	$0.95 per $1,000 of any increase in Face Amount
Net Cost of Loans(4)	On each Policy Anniversary, as applicable(5)	2.00% (annually) in Policy Years 1 through 10; 0.25% in Policy Years 11 and thereafter	2.00% (annually) for standard loans, 1.00% for carryover loans in Policy Years 1 through 10; 0% in Policy Years 11 and thereafter

(3)	In Maryland, for policies applied for on or after June 1, 2003, the monthly mortality and expense risk charge to be deducted is equal to .042% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.50% of such amount.
(4)	The Net Cost of Loans is the difference between the amount of interest we charge you for a loan and the amount of interest we credit based upon the amount in your Loan Account.
(5)	As long as a loan is outstanding, loan interest must be paid in arrears on each Policy Anniversary or, if earlier, on the date of loan repayment, lapse, surrender, termination, or the insured's death.

Periodic Charges Other Than Series Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted — Maximum Guaranteed Charge	Amount Deducted — Current Charge
Optional Supplemental Rider Charges:(6)
Lapse Protection Extension Rider	On the Effective Date and each Monthly Anniversary Day	$0.06 per $1,000 of rider coverage amount	$0.06 per $1,000 of rider coverage amount
Children's Term Life Insurance Rider	On the Effective Date and each Monthly Anniversary Day	$0.45 per $1,000 of rider coverage amount	$0.45 per $1,000 of rider coverage amount
Accidental Death Benefit Rider
Minimum and Maximum Charge	On the Effective Date and each Monthly Anniversary Day	$0.08 - $0.16 per $1,000 of rider coverage amount	$0.08 - $0.16 per $1,000 of rider coverage amount
Charge for a 35 year old male	On the Effective Date and each Monthly Anniversary Day	$0.08 per $1,000 of rider coverage amount	$0.08 per $1,000 of rider coverage amount
Disability Benefit Rider
Minimum and Maximum Charge	On the Effective Date and each Monthly Anniversary Day	$1.50 - $24.23 per $100 of rider coverage amount	$1.50 - $24.23 per $100 of rider coverage amount
Charge for a 45 year old female	On the Effective Date and each Monthly Anniversary Day	$5.63 per $100 of rider coverage amount	$5.63 per $100 of rider coverage amount
Guaranteed Insurability Rider
Minimum and Maximum Charge	On the Effective Date and each Monthly Anniversary Day	$0.02 - $0.16 per $1,000 of rider coverage amount	$0.02 - $0.16 per $1,000 of rider coverage amount
Charge for a 45 year old male in the nonsmoker underwriting class	On the Effective Date and each Monthly Anniversary Day	$0.03 per $1,000 of rider coverage amount	$0.03 per $1,000 of rider coverage amount
Protected Insurability Benefit Rider
Minimum and Maximum Charge	On the Effective Date and each Monthly Anniversary Day	$0.03 per $1,000 of rider coverage amount	$0.03 per $1,000 of rider coverage amount
Charge for a 25 year old male	On the Effective Date and each Monthly Anniversary Day	$0.08 per $1,000 of rider coverage amount	$0.08 per $1,000 of rider coverage amount

(6)	Charges for most of the riders vary based on individual characteristics such as the Insured's Issue Age, sex and underwriting class, the number of years that the Policy has been in force, and the net amount at risk. Charges based on actual age generally increase as the Insured ages. The rider charges shown in the table may not be typical of the charges you will pay. Your Policy's specifications page will indicate the rider charges applicable to your Policy, and more detailed information concerning these rider charges is available on request from our Home Office.

Periodic Charges Other Than Series Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted — Maximum Guaranteed Charge	Amount Deducted — Current Charge
Flexible Coverage Rider
Minimum and Maximum Charge	On the Effective Date and each Monthly Anniversary Day	$0.08 - $35.84 per $1,000 of rider coverage amount	$0.02 - $27.16 per $1,000 of rider coverage amount
Charge for a 45 year old male in the nonsmoker underwriting class during the first Policy Year	On the Effective Date and each Monthly Anniversary Day	$0.28 per $1,000 of rider coverage amount	$0.06 per $1,000 of rider coverage amount
Term Rider for Covered Insured
Minimum and Maximum Charge	On the Effective Date and each Monthly Anniversary Day	$0.24 - $17.36 per $1,000 of rider coverage amount	$0.07 - $16.45 per $1,000 of rider coverage amount
Charge for a 45 year old male in the nonsmoker underwriting class during the first Policy Year	On the Effective Date and each Monthly Anniversary Day	$0.28 per $1,000 of rider coverage amount	$0.27 per $1,000 of rider coverage amount

        The next item shows the minimum and maximum total operating expenses deducted from the total net assets of the Funds (before waiver or reimbursement) during the fiscal year ended December 31, 2002. Expenses of the Funds may be higher or lower in the future. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.

Annual Fund Operating Expenses:

RANGE OF EXPENSES FOR THE FUNDS

	Minimum		Maximum
Total Annual Fund Operating Expenses (total of all expenses that are deducted from Fund assets, including management fees, 12b-1 fees, and other expenses)	0.47%	-	6.96	%*
*	The range of Total Annual Fund Operating Expenses shown here does not take into account contractual and voluntary arrangements under which the Funds' advisers currently reimburse Fund expenses or waive fees. Please see the prospectus for each Fund for more information about that Fund's expenses.

        For information concerning compensation paid to sales representatives in connection with the sale of the Policies, see "Sale of the Policies."

THE POLICY

Purchasing a Policy

        To purchase a Policy, you must submit a completed application and at least the minimum initial premium payment through a licensed representative of Protective Life who is also a registered representative of a broker-dealer having a distribution agreement with Investment Distributors, Inc. Protective Life requires satisfactory evidence of the insurability, which may include a medical examination of the Insured. Generally, Protective Life will issue a Policy covering an Insured up to age 80 (or age 75 for Policies applied for before June 1, 2003) if evidence of insurability satisfies Protective Life's underwriting rules. Minimum age requirements may apply. Acceptance of an application depends on Protective Life's underwriting rules, and Protective Life may reject an application for any reason. With your consent, a Policy may be issued on a basis other than that applied for (i.e., on a higher premium class basis due to increased risk factors). A Policy is issued after Protective Life approves the application. Premium is not a requirement to issue a Policy but your insurance will not take effect until you pay your minimum initial premium. Premium may be collected at the time of Policy delivery.

        In certain states a Policy may be available only as a group contract. If you purchase a group contract, we will issue you a certificate that represents your ownership and summarizes the provisions of the group contract. References to "Policy" in this Prospectus include certificates, unless the context requires otherwise.

        Insurance coverage under a Policy begins on the Policy Effective Date. Temporary life insurance coverage also may be provided under the terms of a temporary insurance agreement. Under such agreements, the total amount of insurance which may become effective prior to the Policy Effective Date may not exceed $1,000,000 (including the amount of any life insurance and accidental death benefits then in force or applied for with the Company) may be dependent on satisfactory underwriting and other conditions and may not be in effect for more than 60 days. In addition, such agreement may not be issued on proposed Insureds under 15 days of age.

        In order to obtain a more favorable Issue Age, Protective Life may permit the Owner to "backdate" a Policy by electing a Policy Effective Date up to six months prior to the date of the original application, subject to state requirements. Charges for the Monthly Deduction for the backdated period are deducted as of the Policy Effective Date and the calculation of the Policy's lapse protection will include the Minimum Monthly Premiums for the backdated period.

        The Owner of the Policy may exercise all rights provided under the Policy. The Insured is the Owner, unless a different person is named as Owner in the application. By written notice received by Protective Life at the Home Office while the Insured is living, the Owner may name a contingent Owner or a new Owner. If there are joint Owners, all Owners must authorize the exercise of any right under the Policy. Unless the Owner provides otherwise, in the event of one joint Owner's death, ownership passes to any surviving joint Owner(s). Unless a contingent Owner has been named, ownership of the Policy passes to the estate of the last surviving Owner upon his or her death. A change in Owner may have tax consequences.

        Fees, charges and benefits available under the Policy may vary depending on the state in which the Policy is issued.

Cancellation Privilege

        You may cancel your Policy for a refund during the Cancellation Period by returning it to Protective Life's Home Office or to the sales representative who sold it along with a written cancellation request. The Cancellation Period is determined by the law of the state in which the application is signed and is shown in your Policy. In most states it expires at the latest of

        (1) 10 days after you receive your Policy, or

        (2) 45 days after you sign your application.

        For Policies applied for before June 1, 2003, the Cancellation Period in certain states also extends to a date that is 10 days after Protective Life mails or delivers a Notice of Right of Withdrawal, if later.

        Return of the Policy by mail is effective upon receipt by Protective Life. We will treat the Policy as if it had never been issued. Within seven calendar days after receiving the returned Policy, Protective Life will refund the sum of

        (1) the difference between premiums paid and amounts allocated to the Fixed Account or the Variable Account,

        (2) Fixed Account Value determined as of the date the returned Policy is received, and

        (3) Variable Account Value determined as of the date the returned Policy is received.

        This amount may be more or less than the aggregate premiums paid. In states where required, Protective Life will refund premiums paid.

Changes in the Policy or Benefits

        At any time Protective Life may make such changes in the Policy as are necessary to assure compliance with any applicable laws or with regulations or rulings issued by a government agency. This includes, but is not limited to, changes necessary to comply at all times with the definition of life insurance prescribed by the Internal Revenue Code. Any such changes will apply uniformly to all affected Policies and Owners will receive notification of such changes.

PREMIUMS

        Minimum Initial Premium.    The minimum initial premium required depends on a number of factors, including the age, sex and rate class of the proposed Insured, the Initial Face Amount requested by the applicant, any supplemental riders requested by the applicant and the planned periodic premiums that the applicant selects. Consult your sales representative for information about the initial premium required for the coverage you desire.

        Planned Periodic Premiums.    In the application the Owner selects a plan for paying level premiums at specified intervals (e.g., quarterly, semi-annually or annually). At the Owner's election, we will also arrange for payment of planned periodic premiums on a monthly basis (on any day except the 29th, 30th, or 31st of a month) under a pre-authorized payment arrangement. You are not required to pay premiums in accordance with these plans. You can pay more or less than planned or skip a planned periodic premium entirely. (See, however, "Policy Lapse and Reinstatement"). Subject to the limits described below, you can change the amount and frequency of planned periodic premiums at any time by written notice to Protective Life at the Home Office. Additional premiums may be required to maintain the Policy, depending on a number of factors including investment experience and loans and/or withdrawals on the Policy.

        Unless you have arranged to pay planned periodic premiums by pre-authorized payment arrangement or have otherwise requested, you will be sent reminder notices for planned periodic premiums.

        Unscheduled Premiums.    Subject to the limitations described below, additional unscheduled premiums may be paid in any amount and at any time. By written notice to Protective Life at the Home Office, the Owner may specify that all unscheduled premiums are to be applied as repayments of Policy Debt, if any.

        Premium Limitations.    Premiums may be paid by any method acceptable to Protective Life. If by check, the check must be from an Owner (or the Owner's designee other than a sales representative), payable to Protective Life, and be dated prior to its receipt at the Home Office.

        Additional limitations apply to premiums. Premium payments must be at least $150 ($50 if paid monthly by a pre-authorized payment arrangement) and must be remitted to the Home Office. Protective Life also reserves the right to limit the amount of any premium payment. In addition, at any point in time aggregate premiums paid under a Policy may not exceed limitations for life insurance policies as set forth in the Internal Revenue Code. (See "Tax Considerations" and the discussion of guideline premium limitation and cash value accumulation test under "Death Benefit Proceeds"). Protective Life will immediately refund any portion of any premium payment, with interest thereon, that is determined to be in excess of the limits established by law to qualify a Policy as a contract for life insurance. Protective Life will also monitor Policies and will attempt to notify the Owner on a timely basis if his or her Policy is in jeopardy of becoming a modified endowment contract under the Internal Revenue Code, if applicable. (See "Tax Considerations".)

        Premium Payments Upon Increase in Face Amount.    Depending on the Policy Value at the time of an increase in the Face Amount and the amount of the increase requested, an additional premium payment may be necessary or a change in the amount of planned periodic premiums may be advisable. You will be notified if a premium payment is necessary or a change appropriate.

Net Premium Allocations

        You must indicate in the application how Net Premiums are to be allocated to the Sub-Accounts and/or to the Fixed Account. These allocation instructions apply to both initial and subsequent Net Premiums. You may change the allocation instructions in effect at any time by written notice to Protective Life at the Home Office. Whole percentages must be used. The sum of the allocations to the Sub-Accounts and the Fixed Account must be equal to 100% of any Net Premiums. Protective Life reserves the right to establish (i) a limitation on the number of Sub-Accounts to which Net Premiums may be allocated and/or (ii) a minimum allocation requirement for the Sub-Accounts and the Fixed Account. Currently, the minimum amount that can be allocated to any Sub-Account or the Fixed Account is 5% of any Net Premiums.

        For Policies issued in states where, upon cancellation during the Cancellation Period, Protective Life returns at least your premiums, Protective Life reserves the right to allocate your initial Net Premium (and any subsequent Net Premiums paid during the Cancellation Period) to the Oppenheimer Money Fund Sub-Account or the Fixed Account until the expiration of the number of days in the Cancellation Period plus 6 days starting from the date that the Policy is mailed from the Home Office. Thereafter, the Policy Value in the Oppenheimer Money Fund Sub-Account or the Fixed Account and all Net Premiums will be allocated according to your allocation instructions then in effect.

        Planned periodic premiums and unscheduled premiums not requiring additional underwriting will be credited to the Policy and the Net Premiums will be invested as requested on the Valuation Date they are received by the Home Office. However, premium will not be accepted in connection with an increase in Face Amount until underwriting has been completed. When approved, Net Premium received will be allocated in accordance to your allocation instructions then in effect.

        Unless designated by the Owner as a loan repayment, premiums received from Owners (other than planned periodic premiums) are treated as unscheduled premiums.

CALCULATION OF POLICY VALUE

Variable Account Value

        The Variable Account Value reflects the investment experience of the Sub-Accounts to which it is allocated, any premiums allocated to the Sub-Accounts, transfers in or out of the Sub-Accounts, any withdrawals of Variable Account Value, any Surrender Charges deducted, and Monthly Deductions. There is no guaranteed minimum Variable Account Value. A Policy's Variable Account Value therefore depends upon a number of factors. The Variable Account Value for a Policy at any time is the sum of the Sub-Account Values for the Policy on the Valuation Day most recently completed.

        Determination of Units.    For each Sub-Account, the Net Premium(s) or Policy Value transferred are converted into units. The number of units credited is determined by dividing the dollar amount directed to each Sub-Account by the value of the unit for that Sub-Account for the Valuation Day on which the Net Premium(s) or transferred amount is invested in the Sub-Account. Therefore, Net Premiums allocated to or amounts transferred to a Sub-Account under a Policy increase the number of units of that Sub-Account credited to the Policy.

        Determination of Unit Value.    The unit value at the end of every Valuation Day is the unit value at the end of the previous Valuation Day times the net investment factor, as described below. The Sub-Account Value for a Policy is determined on any day by multiplying the number of units attributable to the Policy in that Sub-Account by the unit value for that Sub-Account on that day.

        Net Investment Factor.    The net investment factor is an index applied to measure the investment performance of a Sub-Account from one Valuation Period to the next. Each Sub-Account has a net investment factor for each Valuation Period which may be greater or less than one. Therefore, the value of a unit may increase or decrease. The net investment factor for any Sub-Account for any Valuation Period is determined by dividing (1) by (2), where:

  (1)
  is the result of:
    a.
    the net asset value per share of the Fund held in the Sub-Account, determined at the end of the current Valuation Period; plus

    b.
    the per share amount of any dividend or capital gain distributions made by the Fund to the Sub-Account, if the "ex-dividend" date occurs during the current Valuation Period; plus or minus

    c.
    a per share charge or credit for any taxes reserved for, which is determined by Protective Life to have resulted from the operations of the Sub-Account.
  (2)
  is the net asset value per share of the Fund held in the Sub-Account, determined at the end of the last prior Valuation Period.

Fixed Account Value

        The Fixed Account Value under a Policy at any time is equal to: (1) the Net Premium(s) allocated to the Fixed Account, plus (2) amounts transferred to the Fixed Account, plus (3) interest credited to the Fixed Account, less (4) transfers from the Fixed Account (including any transfer fees deducted), less (5) withdrawals from the Fixed Account (including any withdrawal charges deducted), less (6) Surrender Charges deducted in the event of a decrease in Face Amount, less (7) Monthly Deductions. See "The Fixed Account," for a discussion of how interest is credited to the Fixed Account.

Policy Value Credit

        Subject to the conditions described below, on the tenth Policy Anniversary and on each Policy Anniversary thereafter, the Company credits additional Policy Value to your Policy. The amount of the credit depends on the unloaned Policy Value at the end of the appropriate Policy Year. On Policy Anniversaries after the ninth Policy Anniversary as of which unloaned Policy Value is at least $50,000 but less than $250,000 ($500,000 for Policies applied for before June 1, 2003), the credit is equal to .50% of the unloaned Policy Value. On Policy Anniversaries as of which the unloaned Policy Value is equal to or greater than $250,000 ($500,000 for Policies applied for before June 1, 2003), the credit is equal to 1% of the unloaned Policy Value. No credit is made on Policy Anniversaries if the unloaned Policy Value at the end of the Policy Year is less than $50,000 or on Policy Anniversaries one through nine. In addition, for Policies applied for before June 1, 2003, the Company only makes the credit on Policy Anniversaries as of which the current annual effective interest rate being credited to Fixed Account Value exceeds the guaranteed annual effective interest rate shown in the Policy. State variations of the Policy Value Credit may apply.

        When made, the Company allocates credits to Policy Value among the various Sub-Accounts and the Fixed Account in accordance with the Owner's allocation instructions for Net Premiums. Credits to Policy Value are not subject to the premium expense charge or the Surrender Charge and are not treated as Net Premium for tax purposes.

DEATH BENEFIT PROCEEDS

        As long as the Policy remains in force, Protective Life will pay the Death Benefit Proceeds upon receipt at the Home Office of satisfactory proof of the Insured's death. Protective Life may require return of the Policy. The Death Benefit Proceeds are paid to the primary beneficiary or a contingent beneficiary. The Owner may name one or more primary or contingent beneficiaries and change such beneficiaries, as provided for in the Policy. If no beneficiary survives the Insured, the Death Benefit Proceeds are paid to the Owner or the Owner's estate. Death Benefit Proceeds are paid in a lump sum or under a settlement option.

Calculation of Death Benefit Proceeds

        The Death Benefit Proceeds are equal to the Death Benefit calculated as of the date of the Insured's death, plus benefits under any supplemental riders or endorsements, minus (1) any Policy Debt on that date, (2) any liens for payments made under an accelerated death benefit rider or endorsement including accrued interest, and (3) any past due Monthly Deductions if the Insured died during the grace period.

        The calculation of the Death Benefit depends on the Death Benefit option selected, as described below, and the federal tax compliance test applicable to the Policy. There are two federal tax compliance tests: (1) the guideline premium limitation/cash value corridor test, and (2) the cash value accumulation test. The Policies have been designed to comply with the guideline premium limitation/cash value corridor test. However, if available at the time you apply for your Policy, you may purchase your Policy with a Cash Value Accumulation Test Endorsement. With this endorsement, the Policy will satisfy the cash value accumulation test. Under certain circumstances, the amount of the Death Benefit may be adjusted. Once the Policy has been issued, the federal tax compliance test may not be changed. Generally the choice of federal tax compliance test will depend on your expected premium payment pattern and future plans for the Policy. You should consult your registered representative for more information before making your determination.

        If part or all of the Death Benefit is paid in one sum, Protective Life will pay interest on this sum as required by applicable state law from the date of receipt of due proof of the Insured's death to the date of payment.

        Policy Value and in some instances the Death Benefit are impacted by investment experience, separate account and contract charges, and fund expenses. The Death Benefit is also affected by the Death Benefit Option chosen, withdrawals, and decreases in Face Amount.

Death Benefit Options

        Death Benefit Under Policies Complying with the Guideline Premium Limitation/Cash Value Corridor Test.    If the Policy is not issued with a Cash Value Accumulation Test Endorsement, it will satisfy the guideline premium limitation/cash value corridor test of federal tax law and the Death Benefit is determined as follows:

  •
  Under Death Benefit Option A, the Death Benefit is the greater of: (1) the Face Amount under the Policy on the date of the Insured's death, or (2) a specified percentage of the Policy Value on the date of the Insured's death as indicated on a table set forth in the Policy.

  •
  Under Death Benefit Option B, the Death Benefit is the greater of: (1) the Face Amount under the Policy plus the Policy Value on the date of the Insured's death, or (2) a specified percentage of the Policy Value on the date of the Insured's death as indicated on a table set forth in the Policy.

        The specified percentage under both options is 250% when the Insured has reached an "Attained Age" of 40 or less by date of death, and decreases each year thereafter to 100% when the Insured has reached an "Attained Age" of 95 or greater at death. A table showing these percentages for Attained Ages 0 to 95 and examples of Death Benefit calculations for both Death Benefit Options are found in Appendix A.

        Under Death Benefit Option A, the Death Benefit remains level at the Face Amount unless the Policy Value multiplied by the specified percentage of Policy Value exceeds that Face Amount, in which event the Death Benefit varies as the Policy Value varies. Owners who are satisfied with the amount of their insurance coverage under the Policy and who prefer to have favorable investment performance and additional premiums reflected in higher Policy Value, rather than increased Death Benefits, generally should select Option A. Under Death Benefit Option B, the Death Benefit always varies as the Policy Value varies (although it is never less than the Face Amount). Owners who prefer to have favorable investment performance and additional premiums reflected in increased Death Benefits generally should select Option B.

        Death Benefit Under Policies with the Cash Value Accumulation Test Endorsement.    If the Policy is issued with a Cash Value Accumulation Test Endorsement, the Death Benefit is determined as follows:

  •
  Under Death Benefit Option A, the Death Benefit is the greater of: (1) the Face Amount under the Policy on the date of the Insured's death, or (2) the minimum death benefit described below.

  •
  Under Death Benefit Option B, the Death Benefit is the greater of: (1) the Face Amount under the Policy plus the Policy Value on the date of the Insured's death, or (2) the minimum death benefit described below.

        The minimum death benefit at any time is the amount of level death benefit that the Policy Value would purchase if paid as a net single premium at such time. Such net single premium is determined according to the Cash Value Accumulation Test prescribed under section 7702 of the Internal Revenue Code, as amended or its successor, if such amendment or successor is applicable to the Policy.

        For purposes of determining this net single premium, the mortality charges taken into account generally are the maximum mortality charges guaranteed under the Policy. Such charges do not, however, exceed (except as provided in the Internal Revenue Service regulations) the maximum charges permitted to be taken into account under the Cash Value Accumulation Test of section 7702. In determining the net single premium, the interest rate taken into account is the greater of an annual effective interest rate of 4 percent or the annual effective credited interest rate or rates guaranteed on issuance of the policy. In addition, the Policy is deemed to mature on the date the Insured attains age 100, and the Policy Value deemed to exist on such date shall not exceed the least amount payable as a death benefit at any time under the Policy.

Changing Death Benefit Options

        The Owner must indicate a Death Benefit Option in the application for the Policy. On or after the first Policy Anniversary, the Owner may change the Death Benefit Option on the Policy subject to the following rules. After any change, the Face Amount must be at least $100,000. The effective date of the change will be the Monthly Anniversary Day that coincides with or next follows the day that Protective Life approves the request. Protective Life may require satisfactory evidence of insurability. All changes must be approved by Protective Life at the Home Office before they will be effective. Protective Life reserves the right to decline to change the Death Benefit Option if the change would cause the Policy to fail to qualify as a life insurance contract under the Internal Revenue Code.

        When a change from Option A to Option B is made, the Face Amount after the change is effected will be equal to the Face Amount before the change less the Policy Value on the effective date of the change. When a change from Option B to Option A is made, the Face Amount after the change will be equal to the Face Amount before the change is effected plus the Policy Value on the effective date of the change.

Changing the Face Amount

        On or after the first Policy Anniversary, the Owner may request a change in the Face Amount. The request must be received in writing at the Home Office.

        Increasing the Face Amount.    Any increase in the Face Amount must be at least $10,000 and an application must be submitted. Protective Life reserves the right to require satisfactory evidence of insurability. In addition, the Insured's Attained Age must be less than the current maximum Issue Age for the Policies, as determined by Protective Life from time to time. A change in planned periodic premiums may be advisable. (See "Premiums Upon Increase in Face Amount".) The increase in Face Amount will become effective as of the date shown on the supplemental Policy Specifications Page (which will be sent to you), and the Policy Value will be adjusted to the extent necessary to reflect a Monthly Deduction as of the effective date based on the increase in Face Amount. When the Policy's lapse protection is in effect, the Policy's Minimum Monthly Premium amount will also generally be increased.

        An administrative fee will be charged for the first twelve months following an increase in the Face Amount.

        As with the Policy itself, a Face Amount increase is subject to a cancellation privilege. Therefore, the Owner may exercise the privilege by canceling any increase in Face Amount within the prescribed cancellation period. In such an event, unless the Owner requests otherwise, an amount will be refunded (i.e., credited back to the Policy Value) as described above except that if no additional premiums were required in connection with the Face Amount increase, then the amount refunded is limited to that portion of the first Monthly Deduction following the increase that is attributable to cost of insurance charges for the increase and the monthly administration fee for the increase.

        Decreasing the Face Amount.    If a decrease in the Face Amount would result in total premiums paid exceeding the premium limitation prescribed under current tax law to qualify your Policy as a life insurance contract, Protective Life will immediately return to you the amount of such excess above the premium limitation. Although Protective Life will attempt to notify an Owner if a decrease in the Face Amount will cause a Policy to be considered a modified endowment contract, we will not automatically return premium. (See Tax Considerations — Policies which are MECs.)

        Protective Life reserves the right to decline a request to decrease the Face Amount if compliance with the guideline premium limitation under current tax law resulting from such a decrease would result in immediate termination of the Policy, or if to effect the requested decrease, payments to the Owner would have to be made from Policy Value for compliance with the guideline premium limitation, and the amount of such payments would exceed the Surrender Value under the Policy.

        The Face Amount after any decrease must be at least $100,000. Protective Life reserves the right to prohibit any decrease in Face Amount (1) for 3 years following an increase in Face Amount and (2) for one Policy Year following the last decrease in Face Amount. If the Initial Face Amount of the Policy has been increased prior to the requested decrease, then the decrease will first be applied against any previous increases in Face Amount in the reverse order in which they occurred. The decrease will then be applied to the Initial Face Amount. A decrease in Face Amount will become effective on the Monthly Anniversary Day that coincides with or next follows receipt and acceptance of a request at the Home Office.

        Decreasing the Face Amount of the Policy may have the effect of decreasing monthly cost of insurance charges. However, if the initial Face Amount is decreased during the first 10 Policy Years, a Surrender Charge will apply. Decreasing the Face Amount also may have tax consequences.

Settlement Options

        The Policy offers a variety of ways of receiving proceeds payable under the Policy, such as on surrender or death, other than in a lump sum. These alternative settlement options are summarized in the SAI. Any sales representative authorized to sell this Policy can further explain these settlement options upon request. All of these settlement options (except one) are forms of fixed-benefit annuities, which do not vary with the investment performance of a separate account. Under each of the fixed-benefit settlement options, no surrender or withdrawal may be made once payments have begun.

Additional coverage from the Flexible Coverage Rider (FCR)

        An owner may also obtain additional insurance coverage on the Insured by purchasing a FCR at the time the Policy is issued (or later, subject to availability and additional underwriting). Limitations on the amount of such coverage may apply. A FCR increases the Death Benefit under the Policy by the face amount of the FCR. The face amount of the FCR does not vary with the investment experience of the Variable Account. In addition, a FCR may be canceled separately from the Policy (i.e., it can be canceled without causing the Policy to be canceled or to Lapse). The cost of insurance charge for the FCR is deducted from the Policy Value as part of the Monthly Deduction (see "Monthly Deduction — Cost of Insurance Charge under a FCR"). No surrender or premium expense charge is assessed in connection with a FCR.

        Neither the Policy's lapse protection provision nor the related lapse protection extension rider extends to coverage under the FCR. Therefore, the FCR will Lapse (i.e., terminate) as of any date when the Policy would have lapsed, but for the effectiveness of the lapse protection provision or the lapse protection provided by the related lapse protection extension rider.

        Owners may increase or decrease the face amount of a FCR separately from the Face Amount of a Policy. Likewise, the Face Amount of a Policy may be increased or decreased without affecting the face amount of a FCR. Since no Surrender Charge is assessed in connection with a decrease of FCR face amount, such a decrease may be less expensive than a decrease in Face Amount of the Policy if the Face Amount decrease would be subject to a Surrender Charge. On the other hand, continuing coverage on such an increment of Face Amount may have a cost of insurance charge that is higher than the same increment of face amount under the FCR. Owners should consult their sales representative before deciding whether to decrease the Face Amount of the Policy or the FCR face amount.

        Owners should consult their sales representative when deciding whether to purchase a FCR.

TRANSFERS OF POLICY VALUE

        Upon receipt of written notice to Protective Life at the Home Office you may transfer the Fixed Account Value or any Policy Value in a Sub-Account to other Sub-Accounts or the Fixed Account, subject to certain restrictions. Transfers (including telephone transfers — described below) are processed as of the date a request is received at the Home Office. Protective Life may, however defer transfers under the same conditions that payment of Death Benefit Proceeds, withdrawals and surrenders may be delayed. See "Suspension or Delay of Payments". The minimum amount that may be transferred is the lesser of $100 or the entire amount in any Sub-Account or the Fixed Account from which the transfer is made. If, after the transfer, the amount remaining in a Sub-Account(s) or the Fixed Account would be less than $100, Protective Life reserves the right to transfer the entire amount instead of the requested amount. Protective Life reserves the right to restrict the maximum amount which may be transferred from the Fixed Account in any Policy Year. The maximum is currently the greater of $2,500, or 25% of the Fixed Account Value. Protective Life reserves the right to limit transfers to 12 per Policy Year. For each additional transfer over 12 in any Policy Year, Protective Life reserves the right to charge a transfer fee. The transfer fee, if any, is deducted from the amount being transferred. We have the right to restrict such transfers until the later of thirty days after the Policy Effective Date or six days after the expiration of the Cancellation Period.

Telephone Transfers

        Transfers may be made upon instructions given by telephone, provided the appropriate election has been made on the application or written authorization is provided.

        Protective Life will confirm all transfer instructions communicated by telephone. For telephone transfers we require a form of personal identification prior to acting on instructions received by telephone. We also make a tape-recording of the instructions given by telephone. If we follow these procedures we are not liable for any losses due to unauthorized or fraudulent instructions. Protective Life reserves the right to suspend telephone transfer privileges at any time for any class of Policies.

        A number of telephonic or electronic services may be available or become available in the future. Telephone and online transfers, and transfers via facsimile, may not always be available. Telephone and computer systems, whether yours, your service provider's or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make your transfer request in writing.

        You should protect your PIN (personal identification number) because self-service options will be available to your agent of record and to anyone who provides your PIN. We will not be able to verify that the person providing the electronic transfer instructions through our telephone or online systems is you or is authorized by you.

Reservation of Rights

        Protective Life reserves the right without prior notice to modify, restrict, suspend or eliminate the transfer privileges (including telephone transfers) at any time, for any class of Policies, for any reason. In particular, we reserve the right not to honor transfer requests by a third party holding a power of attorney from an Owner where that third party requests simultaneous transfers on behalf of the Owners of two or more Policies. In the event Protective Life chooses to exercise these rights, we will notify the affected Owner, in writing or through a supplement to this Prospectus.

Dollar-Cost Averaging

        If you elect at the time of application or at any time thereafter by written notice to Protective Life at the Home Office, you may systematically and automatically transfer, on a monthly or quarterly basis, specified dollar amounts from or to the Fixed Account or any of the Sub-Account(s). This is known as the dollar-cost averaging method of investment. By transferring on a regularly scheduled basis as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations in Sub-Account unit values. Protective Life, however, makes no guarantee that the dollar-cost averaging method will result in a profit or protect against loss.

        To elect dollar-cost averaging, Policy Value in the source Sub-Account or the Fixed Account must be at least $5,000 at the time of election. Automatic transfers for dollar-cost averaging are subject to all transfer restrictions other than the maximum transfer amount from the Fixed Account restriction. You may elect dollar cost averaging for periods of at least 6 months but no longer than 48 months. At least $100 must be transferred each month or $300 each quarter. Dollar-cost averaging transfers may commence on any day of the month that you request except the 29th, 30th, or 31st. If no day is selected, transfers will occur on the Monthly Anniversary Day. We have the right to restrict these transfers until 6 days after the end of the Cancellation Period.

        Once elected, Protective Life will continue to process dollar-cost averaging transfers until the earlier of the following: (1) the number of designated transfers has been completed, or (2) the Policy Value in the appropriate source Sub-Account or the Fixed Account is depleted, (3) the Owner, by written notice received by Protective Life at the Home Office, instructs Protective Life to cease the automatic transfers, (4) a grace period begins under the Policy, or (5) the maximum amount of Policy Value has been transferred under a dollar-cost averaging election.

        Automatic transfers made to facilitate dollar-cost averaging will not count toward the 12 transfers permitted each Policy Year if Protective Life elects to limit the number of transfers or impose the transfer fee. Protective Life reserves the right to discontinue offering automatic dollar-cost averaging transfers upon 30 days' written notice.

Portfolio Rebalancing

        At the time of application or at any time thereafter by written notice to Protective Life, you may instruct Protective Life to automatically transfer, on a quarterly, semi-annual or annual basis, your Variable Account Value among specified Sub-Accounts to achieve a particular percentage allocation of Variable Account Value among such Sub-Accounts ("Portfolio Rebalancing"). Such percentage allocations must be in whole numbers and must allocate amounts only among the Sub-Accounts. No amounts will be transferred to the Fixed Account as part of Portfolio Rebalancing. A minimum Variable Account Value of $100 is required for Portfolio Rebalancing. Unless you instruct otherwise when electing rebalancing, the percentage allocation of your Variable Account Value for Portfolio Rebalancing will be based on your premium allocation instructions in effect at the time of rebalancing. Any allocation instructions, including Portfolio Rebalancing allocation instructions, that you give us that differ from your then current Net Premium allocation instructions will be deemed to be a request to change your Net Premium allocation. Portfolio Rebalancing may commence on any day of the month that you request except the 29th, 30th or 31st. If no day is selected, rebalancing will occur on each applicable Monthly Anniversary Day. We have the right to restrict Portfolio Rebalancing until six days after the end of the Cancellation Period.

        Once elected, Portfolio Rebalancing begins on the first quarterly, semi-annual or annual anniversary following election. You may change or terminate Portfolio Rebalancing by written instruction received by Protective Life at the Home Office, or by telephone if you have previously authorized us to take telephone instructions. If Protective Life elects to limit the number of transfers or impose the transfer fee Portfolio Rebalancing transfers will not count as one of the 12 free transfers available during any Policy Year. Protective Life reserves the right to assess a processing fee for this service or to discontinue Portfolio Rebalancing upon 30 days' written notice.

SURRENDERS AND WITHDRAWALS

Surrender Privileges

        At any time while the Policy is still in force and while the Insured is still living, you may surrender your Policy for its Surrender Value. Surrender Value is determined as of the end of the Valuation Period during which the written notice requesting the surrender, the Policy and any other required documents are received by Protective Life at the Home Office. A Surrender Charge may apply. The Surrender Value is paid in a lump sum unless the Owner requests payment under a settlement option. Payment is generally made within 7 calendar days. A Policy which terminates upon surrender cannot later be reinstated.

Withdrawal Privileges

        At any time after the first Policy Year, an Owner, by written notice received at the Home Office, may make a withdrawal of Surrender Value not less than $500. Protective Life will withdraw the amount requested, plus a withdrawal charge, from Policy Value as of the end of the Valuation Period during which the written request is received.

        The Owner may specify the amount of the withdrawal to be made from any Sub-Account or the Fixed Account. If the Owner does not so specify, or if the Sub-Account Value or Fixed Account Value is insufficient to carry out the request, the withdrawal from each Sub-Account and the Fixed Account is based on the proportion that such Sub-Account Value(s) and Fixed Account Value bears to the total unloaned Policy Value on the Valuation Day immediately prior to the Withdrawal. Payment is generally made within seven calendar days.

        If Death Benefit Option A is in effect, Protective Life reserves the right to reduce the Face Amount by the withdrawn amount. Protective Life may reject a withdrawal request if the withdrawal would reduce the Face Amount below the minimum amount for which the Policy would be issued under Protective Life's then-current rules, or if the withdrawal would cause the Policy to fail to qualify as a life insurance contract under applicable tax laws, as interpreted by Protective Life. If the Face Amount at the time of the withdrawal includes increases from the Initial Face Amount and the withdrawal requires a decrease of Face Amount, the reduction is made first from the most recent increase, then from prior increases, if any, in reverse order of their being made and finally from the Initial Face Amount.

POLICY LOANS

        You may obtain two types of loans under a Policy, a standard loan and/or a carry-over loan. A carry-over loan is a loan which is transferred from another policy that is exchanged for the Policy under Section 1035 of the Internal Revenue Code. A carry-over loan must be approved by Protective Life. After the first Policy Anniversary and while the Insured is still living, you may borrow from Protective Life under a standard loan using the Policy as the security for the loan. A standard loan is any loan that is not a carry-over loan. Policy loans must be requested by written notice received at the Home Office. Generally the minimum loan amount is $500 and the maximum loan amount is 90% of the Policy's Cash Value. This maximum is reduced by any Policy Debt that is outstanding on the date your loan request is received. State variations may apply. Outstanding Policy Debt therefore reduces the amount available for new Policy loans. Loan proceeds generally are mailed within seven calendar days of the loan being approved.

Loan Collateral

        When a Policy loan is made, an amount equal to the loan is transferred out of the Sub-Accounts and the Fixed Account and into a Loan Account established for the Policy. Like the Fixed Account, a Policy's Loan Account is part of Protective Life's general account and amounts therein earn interest as credited by Protective Life from time to time. Because Loan Account values are part of Policy Value, a loan will have no immediate effect on the Policy Value. In contrast, Surrender Value (including, as applicable, Variable Account Value and Fixed Account Value) under a Policy is reduced immediately by the amount transferred to the Loan Account. The Owner can specify the Sub-Accounts and the Fixed Account from which collateral is transferred to the Loan Account. If no allocation is specified, collateral is transferred from each Sub-Account and from the Fixed Account in the same proportion that the value in each Sub-Account and the Fixed Account bears to the total unloaned Policy Value on the date that the loan is made.

        On each Policy Anniversary, an amount of Policy Value equal to any due and unpaid loan interest (explained below), is also transferred to the Loan Account. Such interest is transferred from each Sub-Account and the Fixed Account in the same proportion that each Sub-Account Value and the Fixed Account Value bears to the total unloaned Policy Value.

Loan Repayment

        You may repay all or part of your Policy Debt (the amount borrowed plus unpaid interest) at any time while the Insured is living and the Policy is in force. Loan repayments must be sent to the Home Office and are credited as of the date received. The Owner may specify in writing that any unscheduled premiums paid while a loan is outstanding be applied as loan repayments. (Loan repayments, unlike unscheduled premium payments, are not subject to the premium expense charge.) When a loan repayment is made, Policy Value in the Loan Account in an amount equal to the repayment is transferred from the Loan Account to the Sub-Accounts and the Fixed Account. Thus, a loan repayment will have no immediate effect on the Policy Value, but the Surrender Value (including, as applicable, Variable Account Value and Fixed Account Value) under a Policy is increased immediately by the amount transferred from the Loan Account. Unless specified otherwise by the Owner(s), amounts are transferred to the Sub-Accounts and the Fixed Account in the same proportion that Net Premiums are allocated.

Interest

        Protective Life charges interest daily on any outstanding loan at the following effective annual rates:

Loan Interest Rates
Type of Policy	Current Charge	Guaranteed Charge	Current Carry-Over Loan Charge	Guaranteed Carry-Over Loan Charge
Policies Applied for on or after June 1, 2003
Policy Years 2-10 (1-10 for Carry-Over Loans)	5.0%	5.0%	4.0%	5.0%
Policy Years 11 and greater	3.0%	3.25%	3.0%	3.25%
Policies Applied for before June 1, 2003
Policy Years 2-10 (1-10 for Carry-Over Loans)	6.0%	6.0%	5.0%	6.0%
Policy Years 11 and greater	4.0%	4.25%	4.0%	4.25%

        Interest will accrue daily on any outstanding loan, and is considered part of Policy Debt. Interest is due and payable at the end of each Policy Year. We will notify you of the amount due. If interest is not paid when due, the amount of the interest is added to the principal amount of the loan.

        The Loan Account is credited with an effective annual interest rate of not less than 3.0% (4.0% for Policies applied for before June 1, 2003). Protective Life determines the rate of interest to be credited to the Loan Account in advance of each calendar year. The rate, once determined, is applied to the calendar year which follows the date of determination. On each Policy Anniversary, the interest earned on the Loan Account since the previous Policy Anniversary is transferred to the Sub-Accounts and to the Fixed Account. The interest is transferred and allocated to the Sub-Accounts and the Fixed Account in the same proportion that Net Premiums are allocated. The difference between the rate of interest charged on borrowed money and the rate credited on the Loan Account is the net cost of the loan. The net cost of loans is set forth in the table below.

Net Cost of Loans
Type of Policy	Current Charge	Guaranteed Charge	Current Carry-Over Loan Charge	Guaranteed Carry-Over Loan Charge
Policies Applied for on or after June 1, 2003
Policy Years 2-10 (1-10 for Carry-Over Loans)	2.0%	2.0%	1.0%	2.0%
Policy Years 11 and greater	0.0%	0.25%	0.0%	0.25%
Policies Applied for before June 1, 2003
Policy Years 2-10 (1-10 for Carry-Over Loans)	2.0%	2.0%	1.0%	2.0%
Policy Years 11 and greater	0.0%	0.25%	0.0%	0.25%

Non-Payment of Policy Loan

        If the Insured dies while a loan is outstanding, the Policy Debt (which includes any accrued but unpaid interest) is deducted from the Death Benefit in calculating the Death Benefit Proceeds.

        If the Loan Account Value exceeds the Cash Value less any lien ( i.e., the Surrender Value becomes zero) on any Valuation Date, you must pay that excess amount. The Company will send the you (or any assignee of record) a notice of the amount you must pay. You must pay this amount within 31 days after the notice is sent, or the Policy will lapse.

Effect of Policy Loans

        A loan, whether or not repaid, has a permanent effect on the Death Benefit and Policy Value because the investment results of the Sub-Accounts and current interest rates credited on Fixed Account Value do not apply to Policy Value in the Loan Account. The larger the loan and longer the loan is outstanding, the greater will be the effect of Policy Value held as collateral in the Loan Account. Depending on the investment results of the Sub-Accounts or credited interest rates for the Fixed Account while the loan is outstanding, the effect could be favorable or unfavorable. Policy loans also may increase the potential for Lapse if investment results of the Sub-Accounts to which Surrender Value is allocated is unfavorable. Since interest credited on the Loan Account is transferred to the Sub-Accounts, even if the interest rate charged on the Policy Debt is equal to the rate credited on Policy Value in the Loan Account, unpaid interest will be added to the outstanding loan balance and will increase Policy Debt. If a Policy lapses with loans outstanding, certain amounts may be subject to income tax. In addition, if your Policy is a "modified endowment contract," loans may be currently taxable and subject to a 10% penalty tax. See "Tax Considerations," for a discussion of the tax treatment of Policy loans.

SUSPENSION OR DELAYS IN PAYMENTS

        Protective Life will ordinarily pay any Death Benefit proceeds, Policy loans, withdrawals, or surrenders within seven calendar days after receipt at the Home Office of all the documents required for such a payment. Other than the Death Benefit, which is determined as of the date of death, the amount will be determined as of the date of receipt of all required documents. However, Protective Life may delay making a payment or processing a transfer request if (1) the New York Stock Exchange is closed for other than a regular holiday or weekend, trading on the Exchange is restricted by the SEC, or the SEC declares that an emergency exists as a result of which the disposal or valuation of Variable Account assets is not reasonably practicable; or (2) the SEC by order permits postponement of payment to protect Owners. (See also "Payments from the Fixed Account".)

        In certain circumstances, applicable federal law may require Protective Life to "freeze" your account and refuse your request for a transfer, withdrawal, surrender, loan or death proceeds until receipt of instructions from the appropriate regulator.

POLICY LAPSE AND REINSTATEMENT

Lapse

        Failure to pay planned periodic premiums will not necessarily cause a Policy to Lapse. However, paying all planned periodic premiums will not necessarily prevent a Policy from lapsing. Except when the lapse protection provision of the Policy (or the rider that extends the lapse protection provision) is in effect, a Policy will Lapse if its Surrender Value is insufficient to cover the Monthly Deduction on the Monthly Anniversary Day. Absent any lapse protection, if the Surrender Value on any Monthly Anniversary Day is less than the amount of the Monthly Deduction due on that date, the Policy will be in default and a grace period will begin. This could happen if investment experience has been sufficiently unfavorable that it has resulted in a decrease in Surrender Value or the Surrender Value has decreased because you have not paid sufficient Net Premiums to offset prior Monthly Deductions.

        In the event of a Policy default, you have a 61-day grace period to make a payment of Net Premium at least sufficient to cover the current and past-due Monthly Deductions. Protective Life will send you, at your last known address and the last known address of any assignee of record, notice of the premium required to prevent lapse. The grace period will begin when the notice is sent. A Policy will remain in effect during the grace period. If the Insured should die during the grace period, the Death Benefit Proceeds payable to the beneficiary will reflect a reduction for the Monthly Deductions due on or before the date of the Insured's death as well as any unpaid Policy Debt or liens. (See "Death Benefit

Proceeds".) Unless the premium stated in the notice is paid before the grace period ends, the Policy will Lapse.

        Lapse Protection.    In return for paying the Minimum Monthly Premium specified in the Policy or an amount equivalent thereto by the Monthly Anniversary Day, Protective Life guarantees that a Policy will remain in force. This provision remains in effect during the first 15 Policy Years (if the Insured's Issue Age is 0 through 39), during the first 10 Policy Years (if the Insured's Issue Age is 40 through 64), or during the first 5 Policy Years (for Insured's Issue Age 65 and above) regardless of the Surrender Value, if, for each month that the Policy has been in force since the Policy Effective Date, the total premiums paid net of any withdrawals and Policy Debt, is greater than or equal to the Minimum Monthly Premium (shown in the Policy) multiplied by the number of complete policy months since the Policy Effective Date, including the current policy month. The Minimum Monthly Premium is calculated for each Policy based on the age, sex and rate class of the Insured, the requested Face Amount and any supplemental riders. The Policy's lapse protection does not extend to coverage under the Flexible Coverage Rider (FCR).

        We will not notify you in the event the Policy's lapse protection is no longer in effect.

        If you increase your Policy's Face Amount or change the Death Benefit option while the Policy's lapse protection is in effect, Protective Life will not extend the lapse protection period. The guarantee period is based on the Policy Effective Date. However, upon an increase in Face Amount, Protective Life will recalculate the Minimum Monthly Premium (which will generally increase). Any other change in benefits provided under this Policy or its riders which is made after the Policy Effective Date and during the period of the Policy's lapse protection also may result in a change to the Minimum Monthly Premium. Protective Life will notify you of any increase in the Minimum Monthly Premium and will amend your Policy to reflect the change.

        Payment of the Minimum Monthly Premium may not be sufficient to keep the Policy in force beyond the period covered by the Policy's lapse protection.

        Lapse Protection Extension Rider.    For an additional charge, an Owner may purchase an optional rider that doubles the length of the lapse protection period under the lapse protection provision of the Policy. As with the lapse protection provision of the Policy, lapse protection under the Lapse Protection Extension Rider remains in effect as long as the Owner timely pays the Minimum Monthly Premium (net of withdrawals and Policy Debt). The Policy will not Lapse while the Lapse Protection Extension Rider is in force. The Lapse Protection Extension Rider will terminate 30 days after the first Monthly Anniversary Day on which the premium payment requirements have not been met and the Policy's Surrender Value is not sufficient to cover the Monthly Deduction. Therefore, Policy loans, withdrawals and delays in the payment of Minimum Monthly Premiums may cause the Lapse Protection Extension Rider to terminate unless additional premium payments are made. In the event that the Rider premium payment requirements have not been met as of a Monthly Anniversary Day and the Policy's Surrender Value on that day is not sufficient to cover the Monthly Deduction, the Owner may prevent termination of the Rider by the payment of "catch-up" premiums plus interest. Protective will notify the Owner of the amount necessary to maintain the Lapse Protection Extension Rider prior to the expiration of the 30 days. If this amount is not received prior to the termination date specified in such notice, the Rider will terminate and may not be reinstated. Please see the Lapse Protection Extension Rider for more information.

        In the event the Lapse Protection Extension Rider terminates, the Policy may continue in force under the Policy's lapse protection provision, if applicable, or as long as there is sufficient Surrender Value to cover the Monthly Deduction when due.

Reinstatement

        An Owner may reinstate a Policy within 5 years of its lapse provided that: (1) a request for reinstatement is made by written notice received by Protective Life at the Home Office, (2) the Insured is still living, (3) the Owner pays Net Premiums equal to (a) all Monthly Deductions that were due but unpaid during the grace period, and (b) which are at least sufficient to keep the reinstated Policy in force for three months, (4) the Insured provides Protective Life with satisfactory evidence of insurability, (5) the Owner repays or reinstates any Policy Debt and/or lien which existed at the end of the grace period; and (6) the Policy has not been surrendered. The "Approval Date" of a reinstated Policy is the date that Protective Life approves the Owner's request for reinstatement and requirements 1-6 above have been met.

THE COMPANY AND THE FIXED ACCOUNT

Protective Life Insurance Company

        Protective Life is a Tennessee stock life insurance company. Founded in 1907, we offer individual life and health insurance, annuities, group life and health insurance, and guaranteed investment contracts. Protective Life is currently licensed to transact life insurance business in 49 states and the District of Columbia. Our officers are located in Birmingham. Alabama. Our mailing address is P.O. Box 830771, Birmingham, Alabama 35283-0771. As of December 31, 2002, we had total assets of approximately $21.8 billion. Protective Life is the principal operating subsidiary of Protective Life Corporation ("PLC"), an insurance holding company whose stock is traded on the New York Stock Exchange. PLC, a Delaware corporation, had consolidated assets of approximately $22.0 billion at December 31, 2002. To find out more information about us, go to www.protective.com.

The Fixed Account

        The Fixed Account consists of assets owned by Protective Life with respect to the Policies, other than those in the Variable Account. It is part of Protective Life's general account assets. Protective Life's general account assets are used to support its insurance and annuity obligations other than those funded by separate accounts, and are subject to the claims of Protective Life's general creditors. Subject to applicable law, Protective Life has sole discretion over the investment of the assets of the Fixed Account. The Loan Account is part of the Fixed Account. Guarantees of Net Premiums allocated to the Fixed Account, and interest credited thereto, are backed by Protective Life. The Fixed Account Value is calculated daily.

        Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933 nor has the Fixed Account been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the Fixed Account nor any interests therein are subject to the provisions of these Acts and, as a result, the staff of the SEC has not reviewed the disclosure in this prospectus relating to the Fixed Account. The disclosure regarding the Fixed Account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

        Interest Credited on Fixed Account Value.    Protective Life guarantees that the interest credited during the first Policy Year to the initial Net Premiums allocated to the Fixed Account will not be less than the initial annual effective interest rate shown in the Policy. The interest rate credited to subsequent Net Premiums allocated to or amounts transferred to the Fixed Account will be the annual effective interest rate in effect on the date that the Net Premium(s) is received by Protective Life or the date that the transfer is made. The interest rate is guaranteed to apply to such amounts for a twelve month period which begins on the date that the Net Premium(s) is allocated or the date that the transfer is made.

        After an interest rate guarantee expires as to a Net Premium or amount transferred, (i.e., 12 months after the Net Premium or transfer is placed in the Fixed Account) Protective Life will credit interest on the Fixed Account Value attributable to such Net Premium or transferred amount at the current interest rate in effect. New current interest rates are effective for such Fixed Account Value for 12 months from the time that they are first applied. Protective Life, in its sole discretion, may declare a new current interest rate from time to time. The initial annual effective interest rate and the current interest rates that Protective Life will credit are annual effective interest rates of not less than 3.00% (4.00% for Policies applied for before June 1, 2003). For purposes of crediting interest, amounts deducted, transferred or withdrawn from the Fixed Account are accounted for on a "first-in-first-out" (FIFO) basis.

        Payments from the Fixed Account.    Payments from the Fixed Account for a withdrawal, surrender or loan request may be deferred for up to six months from the date Protective Life receives the written request. If a payment from the Fixed Account is deferred for 30 days or more, it will bear interest at a rate of 3% per year (4.00% for Policies applied for before June 1, 2003) (or an alternative rate if required by applicable state insurance law), compounded annually while payment is deferred.

THE VARIABLE ACCOUNT AND THE FUNDS

Protective Variable Life Separate Account

        Protective Variable Life Separate Account is a separate investment account of Protective Life established under Tennessee law by the board of directors of Protective Life on February 22, 1995. The Variable Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and is a "separate account" within the meaning of the federal securities laws. This registration does not involve supervision by the SEC of the management or investment policies of practices or the Variable Account.

        Protective Life owns the assets of the Variable Account. These assets are held separate from other assets and are not part of Protective Life's general account. Assets of the Variable Account equal to the reserves or other contract liabilities of the Variable Account will not be charged with liabilities that arise from any other business that Protective Life conducts. Protective Life may transfer to its general account any assets of the Variable Account which exceed the reserves and other contract liabilities of the Variable Account (which always are at least equal to the aggregate Surrender Values under the Policies). Protective Life may accumulate in the Variable Account the charge for mortality and expense risks and investment results applicable to those assets that are in excess of the reserves and other contract liabilities related to the Policies. Protective Life is obligated to pay all benefits provided under the Policies.

        The Variable Account is divided into 35 Sub-Accounts. The income, gains or losses, whether or not realized, from the assets of each Sub-Account are credited to or charged against that Sub-Account without regard to any other income, gains or losses of Protective Life. Each Sub-Account invests exclusively in shares of a corresponding Fund. Therefore, the investment experience of your Policy depends on the experience of the Sub-Accounts you select. In the future, the Variable Account may include other Sub-Accounts that are not available under the Policies and are not otherwise discussed in this prospectus.

        Protective may from time to time publish certain "model portfolios" designed to effect certain investment strategies. In selecting a model portfolio as a premium allocation election, an Owner is allocating prescribed percentages of premium to each of the Sub-Accounts comprising the model. Protective does not warrant that the underlying Funds in the model will achieve their investment objective(s) or that the model will achieve its investment strategy. Likewise, Protective does not represent or imply that a model selected by an Owner is suitable for that Owner. From time to time, Protective may revise the composition of a model portfolio. In this event, Protective will not change an Owner's existing premium allocation or percentages to reflect changes in a model selected by the Owner. If an Owner desires to change his or her premium allocation or percentages to reflect a revised or different model, he or she must submit a new investment election. You should carefully consider your own investment objectives and risk tolerance before selecting any Sub-Accounts or model portfolios.

        Additional Sub-Accounts may be available for certain Policies issued before May 1, 2002. Please see Appendix B for more information.

The Funds

        Each Sub-Account invests in a corresponding Fund. Each Fund is an investment portfolio of one of the following investment companies: Protective Investment Company (the "PIC Funds") managed by Protective Investment Advisors, Inc. and subadvised by Goldman Sachs Asset Management L.P. or Goldman Sachs Asset Management International; Van Kampen Life Investment Trust managed by Van Kampen Asset Management, Inc.; Universal Institutional Funds, Inc., managed by Morgan Stanley Investment Management, Inc., doing business as Van Kampen; Oppenheimer Variable Account Funds (the "Oppenheimer Funds") managed by Oppenheimer Funds, Inc.; MFS® Variable Insurance Trust (the "MFS Funds") managed by MFS Investment Management; Fidelity® Variable Insurance Products Funds (the "Fidelity Funds") managed by Fidelity Management & Research Company and subadvised by Bankers Trust Company, in the case of the Fidelity VIP Index 500 Portfolio, SC, and FMR Co., Inc. in the case of the Fidelity VIP Growth Portfolio, SC and Fidelity VIP Contrafund® Portfolio, SC; or Lord Abbett Series Fund, Inc. (the "Lord Abbett Funds") managed by Lord, Abbett & Co.

        There is no guarantee that any Fund will meet its investment objectives. Please refer to the prospectus for each of the Funds you are considering for more information.

Protective Investment Company

        International Equity Fund.    This Fund seeks long-term capital appreciation.

        Small Cap Value Fund.    This Fund seeks to provide long-term growth of capital.

        Capital Growth Fund.    This Fund seeks long-term growth of capital.

        CORE U.S. Equity Fund.    This Fund seeks long-term growth of capital and dividend income.

        Growth and Income Fund.    This Fund seeks long-term growth of capital and growth of income.

        Global Income Fund.    This Fund seeks a high total return, emphasizing current income and, to a lesser extent, providing opportunities for capital appreciation.

Van Kampen Life Investment Trust

        Aggressive Growth Portfolio Class II.    Seeks Capital Growth.

        Emerging Growth Portfolio Class I.    Seeks capital appreciation.

        Enterprise Portfolio Class I.    Seeks capital appreciation through investment in securities believed by the investment adviser to have above average potential for capital appreciation.

        Comstock Portfolio Class I.    Seeks capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.

        Growth and Income Class I.    Seeks long-term growth of capital and income.

        Government Portfolio Class II.    Seeks high current return consistent with preservation of capital.

The Universal Institutional Funds, Inc.

        Equity and Income Portfolio Class II.    Seeks both capital appreciation and current income.

MFS® Variable Insurance Trust

        New Discovery Series.    This Fund seeks capital appreciation.

        Emerging Growth Series.    This Fund seeks to provide long-term growth of capital.

        Research Series.    This Fund seeks to provide long-term growth of capital and future income.

        Investors Growth Stock Series (formerly "Growth Series").    This Fund seeks to provide long-term growth of capital and future income rather than current income.

        Investors Trust Series (formerly "Growth with Income Series").    This Fund seeks mainly to provide long-term growth of capital and secondarily to provide reasonable current income.

        Utilities Series.    This Fund seeks capital growth and current income (income above that available from a portfolio invested entirely in equity securities).

        Total Return Series.    This Fund seeks mainly to provide above-average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital and secondarily to provide a reasonable opportunity for growth of capital and income.

Oppenheimer Variable Account Funds

        Aggressive Growth Fund/VA.    This Fund seeks capital appreciation by investing in "growth type" companies.

        Global Securities Fund/VA.    This Fund seeks long-term capital appreciation by investing in securities of foreign issuers, "growth-type" companies and cyclical industries.

        Capital Appreciation Fund/VA.    This Fund seeks to achieve long-term capital appreciation by investing in securities of well-known established companies.

        Main Street Fund/VA.    This Fund seeks a high total return (which includes growth in the value of its shares as well as current income) from equity and debt securities. The Fund invests mainly in common stocks of U.S. companies.

        High Income Fund/VA.    This Fund seeks a high level of current income from investment in high yield fixed-income securities.

        Money Fund/VA.    This Fund seeks to maximize current income from investments in "money market" securities consistent with low capital risk and the maintenance of liquidity. An investment in the Money Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

        Strategic Bond Fund/VA.    This Fund seeks a high level of current income by investing mainly in three market sectors: debt securities of foreign governments and companies, U.S. government securities and high yield securities of U.S. and foreign companies.

Fidelity® Variable Insurance Products Funds

        VIP Index 500 Portfolio, Service Class.    This Fund seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500.

        VIP Growth Portfolio, Service Class.    This Fund seeks to achieve capital appreciation.

        VIP Contrafund® Portfolio, Service Class.    This Fund seeks long-term capital appreciation.

Lord Abbett Series Fund, Inc.

        Growth and Income Portfolio.    This Fund's investment objective is long-term growth of capital and income without excessive fluctuations in market value.

        Mid-Cap Value Portfolio.    The Fund seeks capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace.

        Bond-Debenture Portfolio.    The Fund's investment objective is to seek high current income and the opportunity for capital appreciation to produce a high total return.

        Growth Opportunities Portfolio.    The Fund's investment objective is to seek capital appreciation.

        America's Value Portfolio.    The Fund's investment objective is to seek income and capital appreciation.

        There Is No Assurance That The Stated Objectives And Policies Of Any Of The Funds Will Be Achieved.

        More detailed information concerning the investment objectives, policies and restrictions of the Funds, the expenses of the Funds, the risks of investing in the Funds and other aspects of their operations can be found in the current prospectuses for the Funds, which accompany this prospectus, and the current statement of additional information for each of the Funds. The Funds' prospectuses should be read carefully before any decision is made concerning the allocation of Net Premiums or transfers among the Sub-Accounts.

        Other Information About the Funds.    Shares of these Funds are offered only to: (1) the Variable Account, (2) other separate accounts of Protective Life supporting variable annuity contracts or variable life insurance policies, (3) separate accounts of other life insurance companies supporting variable annuity contracts or variable life insurance policies, and (4) certain qualified retirement plans. Such shares are not offered directly to investors but are available only through the purchase of such contracts or policies or through such plans. See the prospectus for each Fund for details about that Fund.

        Certain Funds may have investment objectives and policies similar to other mutual funds (sometimes having similar names) that are managed by the same investment adviser or manager. The investment results of the Funds, however, may be more or less favorable than the results of such other mutual funds. Protective Life does not guarantee or make any representation that the investment results of any Fund is, or will be, comparable to any other mutual fund, even one with the same investment adviser or manager.

        For Funds that pay 12b-1 fees, our affiliate, Investment Distributors, Inc., the principal underwriter for the Policies, will receive 12b-1 fees deducted from the Funds assets for providing certain distribution and shareholder support services to such Funds. Protective Life also has entered into agreements with the investment managers or advisers of the Funds pursuant to which each such investment manager or adviser pays Protective Life a servicing fee based upon an annual percentage of the average daily net assets invested by the Variable Account (and other separate accounts of Protective Life and its affiliates) in the Funds managed by that manager or adviser. These percentages differ, and some investment managers or advisers pay us more than other investment managers or advisers. These fees are in consideration for administrative services provided to the Funds by Protective Life and its affiliates. Payment of fees by managers or advisers under these agreements do not increase the fees or expenses paid by the Funds or their shareholders. The amounts we receive under these agreements may be significant.

Addition, Deletion, or Substitution of Investments

        Protective Life may make additions to, deletions from, or substitutions for the shares that are held in or purchased by the Variable Account. If the shares of a Fund are no longer available for investment or further investment in any Fund should become inappropriate in view of the purposes of the Variable Account, Protective Life may redeem the shares of that Fund and substitute shares of another Fund.

Substituted Funds may have higher fees and expenses or may be available only to certain classes of purchasers. Protective Life will not substitute any shares without notice and any necessary approval of the SEC and state insurance authorities.

        Protective Life also reserves the right to establish additional Sub-Accounts of the Variable Account, which would each invest in shares corresponding to a new Fund. Subject to applicable law and any required SEC approval, Protective Life may establish new Sub-Accounts or eliminate one or more Sub-Accounts if marketing needs, tax considerations or investment conditions warrant. Any new Sub-Accounts may be made available to existing Owner(s) or may be closed to certain classes of purchasers.

        If any of these substitutions or changes are made, Protective Life may by appropriate endorsement change the Policy to reflect the substitution or other change. If Protective Life deems it to be in the best interest of Owner(s), the Variable Account may be operated as a management investment company under the 1940 Act, it may be deregistered under that Act if registration is no longer required, or it may be combined with other Protective Life separate accounts. Protective Life may make any changes to the Variable Account required by the 1940 Act or other applicable law or regulation.

Voting Fund Shares

        Protective Life is the legal owner of Fund shares held by the Sub-Accounts and has the right to vote on all matters submitted to shareholders of the Funds. However, in accordance with applicable law, Protective Life will vote shares held in the Sub-Accounts at meetings of shareholders of the Funds in accordance with instructions received from Owners with Policy Value in the Sub-Accounts. Should Protective Life determine that it is permitted to vote such shares in its own right, it may elect to do so.

        Protective Life will send Owners voting instruction forms and other voting materials (such as Fund proxy statements, reports and other proxy materials) prior to shareholders meetings. The number of votes as to which an Owner may give instructions is calculated separately for each Sub-Account and may include fractional votes.

        An Owner holds a voting interest in each Sub-Account to which Variable Policy Value is allocated under his or her Policy. Owners only have voting interests while the Insured is alive. The number of votes for which an Owner may give instructions is based on the Owner's percentage interest of a Sub-Account determined as of the date established by the Fund for determining shareholders eligible to vote at the meeting of that Fund.

        Shares as to which no timely instructions are received and shares held directly by Protective Life are voted by Protective Life in proportion to the voting instructions that are received with respect to all Policies participating in a Sub-Account. Voting instructions to abstain on any item are applied to reduce the votes eligible to be cast on that item.

        Protective Life may, if required by state insurance officials, disregard Owner voting instructions if such instructions would require shares to be voted so as to cause a change in sub-classification or investment objectives of one or more of the Funds, or to approve or disapprove the investment management agreement or an investment advisory agreement. In addition, Protective Life may under certain circumstances disregard voting instructions that would require changes in the investment management agreement, investment manager, an investment advisory agreement or an investment adviser of one or more of the Funds, provided that Protective Life reasonably disapproves of such changes in accordance with applicable regulations under the 1940 Act. If Protective Life ever disregards voting instructions, Owners will be advised of that action and of the reasons for such action in the next semiannual report.

CHARGES AND DEDUCTIONS

        This section describes the charges and deductions we make under the Policy to compensate us for the services and benefits we provide, costs and expenses we incur, and risks we assume. We may profit from the charges deducted, and we may use any such profits for any purpose, including payment of distribution expenses.

Premium Expense Charge

        We deduct a premium expense charge from each premium you pay. The premium expense charge compensates us for certain sales and premium tax expenses associated with the Policies and the Variable Account. The premium expense charge is equal to 5% of each premium payment you make.

Monthly Deduction

        Each month we will deduct an amount from your Policy Value to pay for the benefits provided by your Policy. This amount is called the Monthly Deduction and equals the sum of:

  •
  the cost of insurance charges

  •
  the monthly administration fee

  •
  the mortality expense risk charge;

  •
  the sales charge (for Policies applied for on or after June 1, 2003); and

  •
  any charges for supplemental riders.

        If you do not select the Sub-Account(s) from which the Monthly Deduction is deducted, the Monthly Deduction, except for the mortality and expense risk charge, will be deducted from the Sub-Accounts and the Fixed Account pro-rata on the basis of the relative Policy Value. The mortality and expense risk charge will reduce only the Sub-Account Value.

        The Owner may select the Sub-Accounts from which you want us to deduct the Monthly Deduction, other than the mortality and expense risk charge. However, if as of the date the Monthly Deduction is to be deducted, the value in any of the selected Sub-Accounts is less than the charge to be deducted from that Sub-Account, the instructions will not be effective. Deductions for mortality and expense risk charge will occur prior to the deduction for the remaining Monthly Deduction.

        Cost of Insurance Charge.    This charge compensates Protective Life for the expense of underwriting the Death Benefit. The charge depends on a number of variables and therefore will vary from Policy to Policy and from Monthly Anniversary Day to Monthly Anniversary Day.

        The cost of insurance is equal to:

  •
  the cost of insurance rate, multiplied by

  •
  the net amount at risk under the Policy for that Monthly Anniversary Day.

        The net amount at risk is equal to:

  •
  the Death Benefit, minus

  •
  the Policy Value.

        Anything that decreases Policy Value, such as negative investment experience or withdrawals, will increase the net amount at risk and result in higher cost of insurance charges. The net amount at risk is affected by investment performance, loans, payments of premiums, Policy fees and charges, the Death Benefit Option chosen, withdrawals, and decreases in Face Amount.

        The cost of insurance charge for each increment of Face Amount is calculated separately to the extent a different cost of insurance rate applies. Where, as in Death Benefit Option A, the net amount at risk is equal to the Death Benefit less Policy Value, the entire Policy Value is applied first to offset the Death Benefit derived from the Initial Face Amount. Only if the Policy Value exceeds the Initial Face Amount is the excess applied to offset the portion of the Death Benefit derived from increases in Face Amount in the order of the increases. If there is a decrease in Face Amount after an increase, the decrease is applied first to decrease any prior increases in Face Amount, starting with the most recent increase.

        Cost of Insurance Rates.    The cost of insurance rate for a Policy is based on and varies with the Issue Age, sex and rate class of the Insured and on the number of years that a Policy has been in force. For Policies applied for before June 1, 2003, Insureds were placed in the following rate classes based on underwriting: Preferred (ages 18-75), or Nonsmoker (ages 0-75), or Tobacco (ages 15-75) or Smoker (ages 15-75), and substandard rate classes, which involve a higher mortality risk than these classes. For Policies applied for on or after June 1, 2003, Protective Life places Insureds in the following rate classes, based on underwriting: Preferred (ages 18-80) or Nontobacco (ages 0-80), or Preferred Tobacco (ages 18-80) or Tobacco (ages 15-80), and substandard rate classes, which involve a higher mortality risk than these classes. Protective Life guarantees that the cost of insurance rates used to calculate the monthly cost of insurance charge will not exceed the maximum cost of insurance rates set forth in the Policies. The guaranteed rates for standard classes are based on the 1980 Commissioners' Standard Ordinary Mortality Tables, Male or Female, Smoker or Nonsmoker Mortality Rates ("1980 CSO Tables"). The guaranteed rates for substandard classes are based on multiples of, or additions to, the 1980 CSO Tables.

        Protective Life's current cost of insurance rates may be less than the guaranteed rates that are set forth in the Policy. Current cost of insurance rates will be determined based on Protective Life's expectations as to future mortality, investment earnings, expenses, taxes, and persistency experience.

        Cost of insurance rates (whether guaranteed or current) for an Insured in a nonsmoker standard class are generally lower than guaranteed rates for an Insured of the same age and sex in a smoker standard class. Cost of insurance rates (whether guaranteed or current) for an Insured in a nonsmoker or smoker standard class are generally lower than guaranteed rates for an Insured of the same age and sex and smoking status in a substandard class.

        Protective Life will also determine a separate cost of insurance rate for each increment of Face Amount above the Initial Face Amount based on the Policy duration and the Issue Age, sex and rate class of the Insured at the time of the request for an increase. The following rules will apply for purposes of determining the net amount at risk for each rate.

        Protective Life places the Insured in a rate class when the Policy is issued, based on Protective Life's underwriting of the application. This original rate class applies to the Initial Face Amount. When an increase in Face Amount is requested, Protective Life conducts underwriting before approving the increase (except as noted below) to determine whether a different rate class will apply to the increase. If the rate class for the increase has lower cost of insurance rates than the original rate class (or the rate class of a previous increase), the rate class for the increase also will be applied to the Initial Face Amount and any previous increases in Face Amount beginning as of the effective date of the current increase. If the rate class for the increase has a higher cost of insurance rate than the original rate class (or the rate class of a previous increase), the rate class for the increase will apply only to the increase in Face Amount.

        Protective Life does not conduct underwriting for an increase in Face Amount if the increase is requested as part of an exercise of any available guaranteed option to increase the Face Amount without underwriting. (See "Supplemental Riders and Endorsements".)

        In the case of a term conversion, the rate class that applies to the increase is the same rate class that applied to the term contract, where applicable. In the case of a guaranteed option, the Insured's rate class for an increase will be the class in effect when the guaranteed option rider was issued.

        Cost of Insurance Charge Under a FCR.    The cost of insurance charge is determined in a similar manner for the face amount under a FCR and for any increase in the face amount under a FCR. See "Death Benefits Proceeds — Additional Coverage From the Flexible Coverage Rider."

        Legal Considerations Relating to Sex — Distinct Premium Payments and Benefits.    Mortality tables for the Policies generally distinguish between males and females. Thus, premiums and benefits under Policies covering males and females of the same age will generally differ.

        Protective Life does, however, also offer Policies based on unisex mortality tables if required by state law. Employers and employee organizations considering purchase of a Policy should consult with their legal advisors to determine whether purchase of a Policy based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law. Upon request, Protective Life may offer Policies with unisex mortality tables to such prospective purchasers.

        Monthly Administration Fees.    We deduct a monthly administration fee from your Policy Value to compensate us for issue and administrative costs. The monthly administration fee is $8 per month. For Policies applied for on or after June 1, 2003, we also deduct a monthly administrative charge for Initial Face Amount which is equal to $0.10 per $1,000 of Initial Face Amount per month for the first 20 Policy Years.

        For the first twelve months following an increase in Face Amount, the monthly administration fee will also include an administration charge for the increase, based on the amount of the increase. The monthly administration charge for an increase is equal to a fee per $1,000 of increase in face amount, which varies depending on Issue Age, sex, and rate classification of the Insured and is set forth in your Policy. Representative administration charges per $1,000 of increase for an Insured male non-smoker at each specified Issue Age are set forth below:

Issue Age		Administrative Charge per $1,000 Increase
35		$0.71
40		0.81
45		0.95
50		1.13
55		1.37
60		1.71
65		1.73
70		1.72
75	+	1.71

        Supplemental Rider Charges.    We deduct a monthly charge from your Policy Value to cover administrative expenses for any riders as part of the Monthly Deduction. (See "Supplemental Riders and Endorsements".)

        Mortality and Expense Risk Charge.    We deduct a mortality and expense risk charge each month from your Policy Value. This charge compensates Protective Life for the mortality risk it assumes. The mortality risk is that the insureds will live for a shorter time than we project. The expense risk Protective Life assumes is that the expenses that we incur in issuing and administering the Policies and the Variable Account will exceed the amounts realized from the administrative charges assessed against the Policies.

        Protective Life deducts a monthly charge from assets in the Sub-Accounts attributable to the Policies. This charge does not apply to Fixed Account assets attributable to the Policies. The maximum monthly mortality and expense risk charge to be deducted is generally equal to .075% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.90% of such amount. Protective Life reserves the right to charge less than the maximum charge. In Policy Years 11 and thereafter, there is currently no monthly mortality and expense risk charge except as noted below.

        In Maryland, for Policies applied for or after June 1, 2003, the monthly mortality and expense risk charge to be deducted in all Policy Years is equal to 0.042% multiplied by the Variable Account Value, which is equivalent to an annual rate 0.50% of such amount.

Transfer Fee

        We allow you to make 12 free transfers of Policy Value each Policy Year. However, Protective Life may charge a $25 transfer fee on any additional transfers to cover administrative expenses. If the fee is imposed, it will be deducted from the amount requested to be transferred. If an amount is being transferred from more than one Sub-Account or the Fixed Account, the transfer fee will be deducted proportionately from the amount being transferred from each.

Surrender Charges (Contingent Deferred Sales Charge)

        During the first 10 Policy Years, a Surrender Charge will be deducted from your Policy Value if: (1) the Policy is surrendered; (2) the Policy lapses at the end of a grace period or (3) the Initial Face Amount is reduced. The Surrender Charge is deducted before any Surrender Value is paid.

        The Surrender Charge varies depending on Issue Age, sex and rate class of the Insured and is set forth in your Policy. Representative Surrender Charges per $1,000 of Initial Face Amount for the first Policy Year for an Insured male non-tobacco at each specified Issue Age are set forth below. The Surrender Charge decreases over the ten-year period (after which, there is no charge). For a decrease in the Initial Face Amount, the charge shown is per $1,000 of decrease.

Issue Age	Surrender Charge (First Year) per $1,000 of Initial Face Amount
30	$17.50
35	20.00
40	23.00
45	27.25
50	33.00
55	41.00
60	51.75
65	57.50
70	57.25
75	57.00

        In the event of a decrease in the Initial Face Amount, the pro-rated Surrender Charge will be allocated to each Sub-Account and to the Fixed Account based on the proportion of Policy Value in each Sub-Account and in the Fixed Account. A Surrender Charge imposed in connection with a reduction in the Initial Face Amount reduces the remaining Surrender Charge that may be imposed in connection with a surrender of the Policy.

        The purpose of the Surrender Charge is to reimburse Protective Life for some of the expenses incurred in the distribution of the Policies. Protective Life also deducts a premium expense charge for this purpose from each premium paid. (See "Premium Expense Charge".)

        Protective Life reserves the right to charge less than the maximum surrender charge.

Withdrawal Charges

        Protective Life will deduct an administrative charge upon a withdrawal. This charge is the lesser of 2% of the amount withdrawn or $25. This charge will be deducted from the Policy Value in addition to the amount requested to be withdrawn. See "Withdrawal Privilege" for rules for allocating the deduction.

Fund Expenses

        The value of the net assets of each Sub-Account reflects the investment advisory and other expenses incurred by the corresponding Fund in which the Sub-Account invests. For further information, consult the Funds' prospectuses.

TAX CONSIDERATIONS

        The following discussion of the federal income tax treatment of the Policy is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of the Policy is unclear in certain circumstances, and a qualified tax adviser should always be consulted with regard to the application of law to individual circumstances. This discussion is based on the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Department regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

        This discussion does not address state or local tax consequences or federal estate or gift tax consequences associated with the purchase of the Policy. In addition, PROTECTIVE LIFE MAKES NO GUARANTEE REGARDING ANY TAX TREATMENT — FEDERAL, STATE OR LOCAL — OF ANY POLICY OR OF ANY TRANSACTION INVOLVING A POLICY.

Tax Status of Protective Life

        Protective Life is taxed as a life insurance company under the Code. Since the operations of the Variable Account are a part of, and are taxed with, the operations of Protective Life, the Variable Account is not separately taxed as a "regulated investment company" under the Code. Under existing federal income tax laws, Protective Life is not taxed on investment income and realized capital gains of the Variable Account, although Protective Life's federal taxes are increased in respect of the Policies because of the federal tax law's treatment of deferred acquisition costs. Currently, a charge for federal income taxes is not deducted from the Sub-Accounts or the Policy's Cash Value. However, Protective Life does deduct a premium expense charge from each premium payment in all Policy Years in part to compensate us for the federal tax treatment of deferred acquisition costs. Protective Life reserves the right in the future to make a charge against the Variable Account or the Cash Values of a Policy for any federal, state, or local income taxes that we incur and determine to be properly attributable to the Variable Account or the Policy. Protective Life will promptly notify the Owner of any such charge.

Taxation of Insurance Policies

        Tax Status of the Policies.    Section 7702 of the Code establishes a statutory definition of life insurance for federal tax purposes. Protective Life believes that the Policy will meet the current statutory definition of life insurance, which places limitations on the amount of premiums that may be paid and the Policy Values that can accumulate relative to the Death Benefit. As a result, the Death Benefit payable under the Policy will generally be excludable from the Beneficiary's gross income, and interest and other income credited under the Policy will not be taxable unless certain withdrawals are made (or are deemed to be made) from the Policy prior to the Insured's death, as discussed below. This tax treatment will only apply, however, if (1) the investments of the Variable Account are "adequately diversified" in accordance with Treasury Department regulations, and (2) Protective Life, rather than the Owner, is considered the owner of the assets of the Variable Account for federal income tax purposes.

          Diversification Requirements.    The Code and Treasury Department regulations prescribe the manner in which the investments of a segregated asset account, such as the Variable Account, are to be "adequately diversified". If the Variable Account fails to comply with these diversification standards, the Policy will not be treated as a life insurance contract for federal income tax purposes and the Owner would generally be taxed currently on the income on the contract (as defined in the tax law). Protective Life expects that the Variable Account, through the Funds, will comply with the diversification requirements prescribed by the Code and Treasury Department regulations.

          Ownership Treatment.    In certain circumstances, variable life insurance contract owners may be considered the owners, for federal income tax purposes, of the assets of a segregated asset account, such as the Variable Account, used to support their contracts. In those circumstances, income and gains from the segregated asset account would be includible in the contract owners' gross income. The Internal Revenue Service (the "IRS") has stated in published rulings that a variable contract owner will be considered the owner of the assets of a segregated asset account if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In addition, the Treasury Department announced, in connection with the issuance of regulations concerning investment diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account". This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular sub-accounts [of a segregated asset account] without being treated as owners of the underlying assets". As of the date of this prospectus, no such guidance has been issued.

           The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that contract owners were not owners of the assets of a segregated asset account. For example, the Owner of this Policy has the choice of more investment options to which to allocate premium payments and Variable Account Values, and may be able to transfer among investment options more frequently, than in such rulings. These differences could result in the Policy Owner being treated as the owner of a portion of the assets of the Variable Account and thus subject to current taxation on the income and gains from those assets. In addition, Protective Life does not know what standards will be set forth in the regulations or rulings which the Treasury Department has stated it expects to issue. Protective Life therefore reserves the right to modify the Policy as necessary to attempt to prevent Owners from being considered the owners of the assets of the Variable Account. However, there is no assurance that such efforts would be successful.

        The remainder of this discussion assumes that the Policy will be treated as a life insurance contract for federal tax purposes.

        Tax Treatment of Life Insurance Death Benefit Proceeds.    In general, the amount of the Death Benefit Proceeds payable from a Policy by reason of the death of the Insured is excludable from gross income under Section 101 of the Code. Certain transfers of the Policy for valuable consideration, however, may result in a portion of the Death Benefit Proceeds being taxable.

        If the Death Benefit Proceeds are not received in a lump sum and are, instead, applied under either Settlement Options 1, 2, or 4, generally payments will be prorated between amounts attributable to the Death Benefit which will be excludable from the beneficiary's income and amounts attributable to interest (accruing after the Insured's death) which will be includible in the beneficiary's income. If the Death Benefit Proceeds are applied under Option 3 (Interest Income), the interest credited will be currently includible in the beneficiary's income.

        Accelerated death benefits paid under this Policy upon a terminal illness generally will be excludable from income under Section 101 of the Code. Certain exceptions apply for certain business-related policies.

        Tax Deferral During Accumulation Period.    Under existing provisions of the Code, except as described below, any increase in an Owner's Policy Value is generally not taxable to the Owner unless amounts are received (or are deemed to be received) from the Policy prior to the Insured's death. If there is a surrender of the Policy, an amount equal to the excess of the Cash Value over the "investment in the contract" will generally be includible in the Owner's income. The "investment in the contract" generally is the aggregate premiums paid less the aggregate amount received under the Policy previously to the extent such amounts received were excludable from gross income. Whether withdrawals (or other amounts deemed to be distributed) from the Policy constitute income to the Owner depends, in part, upon whether the Policy is considered a "modified endowment contract" ("MEC") for federal income tax purposes.

Policies Not Owned by Individuals

        In the case of Policies issued to a nonnatural taxpayer, or held for the benefit of such an entity, a portion of the taxpayer's otherwise deductible interest expenses may not be deductible as a result of ownership of a Policy even if no loans are taken under the Policy. An exception to this rule is provided for certain life insurance contracts which cover the life of an individual who is a 20-percent owner, or an officer, director, or employee, of a trade or business. Entities that are considering purchasing the Policy, or entities that will be beneficiaries under a Policy, should consult a tax advisor.

Policies That Are Not MECs

        Tax Treatment of Withdrawals Generally.    If the Policy is not a MEC (described below), the amount of any withdrawal from the Policy generally will be treated first as non-taxable recovery of premium and then as income from the Policy. Thus, a withdrawal from a Policy that is not a MEC generally will not be includible in income except to the extent it exceeds the investment in the contract immediately before the withdrawal.

        Certain Distributions Required by the Tax Law in the First 15 Policy Years.    As indicated above, Section 7702 of the Code places limitations on the amount of premiums that may be paid and the Policy Values that can accumulate relative to the Death Benefit. Where cash distributions are required under Section 7702 of the Code in connection with a reduction in benefits during the first 15 years after the Policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income notwithstanding the general rule described in the preceding paragraph. A reduction in benefits may result upon a decrease in the Face Amount, a change from one Death Benefit Option to the other, if withdrawals are made, and in certain other instances.

        Tax Treatment of Loans.    If a Policy is not classified as a MEC, a loan received under the Policy generally will be treated as indebtedness of the Owner. As a result, no part of any loan under a Policy will constitute income to the Owner so long as the Policy remains in force. If a Policy lapses when a loan is outstanding, the amount of the loan outstanding will be treated as the proceeds of a surrender for purposes of determining whether any amounts are includable in the Owner's income. Also there is uncertainty regarding the tax treatment of loans if the policy had not lapsed due to operation of the BenefitGuard Residual Death Benefit Endorsement.

        Generally, interest paid on any loans under this Policy will not be tax deductible. The non-deductibility of interest includes interest paid or accrued on indebtedness with respect to one or more life insurance policies owned by a taxpayer covering any individual who is or has been an officer or employee of, or financially interested in, any trade or business carried on by the taxpayer. A limited exception to this rule exists for certain interest paid in connection with certain "key person" insurance. In the case of interest paid in connection with a loan with respect to a Policy covering the life of any key person, interest is deductible only to the extent that the aggregate amount of loans under one or more life insurance policies does not exceed $50,000. Further, even as to such loans up to $50,000, interest would not be deductible if the Policy were deemed for federal tax purposes to be a single premium life insurance policy or, in certain circumstances, if the loans were treated as "systematic borrowing" within the meaning of the tax law. A "key person" is an individual who is either an officer or a twenty percent owner of the taxpayer. The maximum number of individuals who can be treated as key persons may not exceed the greater of (1) 5 individuals or (2) the lesser of 5 percent of the total number of officers and employees of the taxpayer or 20 individuals. Owners should consult a tax advisor regarding the deductibility of interest incurred in connection with this Policy.

Policies That Are MECs

        Characterization of a Policy as a MEC.    In general, a Policy will be considered a MEC for federal income tax purposes if (1) the Policy is received in exchange for a life insurance contract that was a MEC, or (2) the Policy is entered into on or after June 21, 1988 and premiums are paid into the Policy more rapidly than the rate defined by a "7-Pay Test". This test generally provides that a Policy will fail this test (and thus be considered a MEC) if the accumulated amount paid under the Policy at any time during the 1st 7 Policy Years exceeds the cumulative sum of the net level premiums which would have been paid to that time if the Policy provided for paid-up future benefits after the payment of 7 level annual premiums. A material change of the Policy (as defined in the tax law) will generally result in a reapplication of the 7-Pay Test. In addition, any reduction in benefits during the 7-Pay period will affect the application of this test. Protective Life will monitor the Policies and will attempt to notify Owners on a timely basis if a Policy is in jeopardy of becoming a MEC. The Policy Owner may then request that Protective Life take whatever steps are available to avoid treating the Policy as a MEC, if that is desired.

        Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs.    If the Policy is a MEC, withdrawals from the Policy will be treated first as withdrawals of income and then as a recovery of premiums paid. Thus, withdrawals will be includible in income to the extent the Policy Value exceeds the investment in the contract. The amount of any Policy Debt will be treated as a withdrawal for tax purposes. In addition, the discussion of interest on loans and of lapses while loans are outstanding under the caption "Policies Which Are Not MECs" also applies to Policies which are MECs.

        If the Owner assigns or pledges any portion of the Policy Value (or agrees to assign or pledge any portion), such portion will be treated as a withdrawal for tax purposes. The Owner's investment in the contract is increased by the amount includible in income with respect to any assignment, pledge, or loan, though it is not affected by any other aspect of the assignment, pledge, or loan (including its release or repayment). Before assigning, pledging, or requesting a loan under a Policy treated as a MEC, an Owner should consult a tax advisor.

        Penalty Tax.    Generally, proceeds of a surrender or a withdrawal (or the amount of any deemed withdrawal) from a MEC are subject to a penalty tax equal to 10% of the portion of the proceeds that is includible in income, unless the surrender or withdrawal is made (1) after the Owner attains age 59 1/2, (2) because the Owner has become disabled (as defined in the tax law), or (3) as substantially equal periodic payments over the life or life expectancy of the Owner (or the joint lives or life expectancies of the Owner and his or her beneficiary, as defined in the tax law).

        Aggregation of Policies.    All life insurance contracts which are treated as MECs and which are purchased by the same person from Protective Life or any of its affiliates within the same calendar year will be aggregated and treated as one contract for purposes of determining the tax on withdrawals (including deemed withdrawals). The effects of such aggregation are not always clear; however, it could affect the amount of a withdrawal (or a deemed withdrawal) that is taxable and the amount which might be subject to the 10% penalty tax described above.

        Constructive Receipt Issues.  —  The IRS could determine that an Owner is in constructive receipt of the Cash Value of the Policy if the Cash Value equals the Death Benefit, which can occur in some instances where the Insured is age 95 or older. In a case where there may be constructive receipt, an amount equal to the excess of the Cash Value over the investment in the contract could be includible in the Owner's income at that time.

        Section 1035 Exchanges.    Section 1035 of the Code provides, in certain instances, that no gain or loss will be recognized on the exchange of one life insurance policy for another life insurance policy, an endowment contract, or an annuity contract. Special rules and procedures apply to section 1035 exchanges. If you wish to take advantage of section 1035, you should consult your tax advisor.

        Actions to Ensure Compliance with the Tax Law.  —  Protective Life believes that the maximum amount of premiums it has determined for the Policies will comply with the federal tax definition of life insurance. Protective Life will monitor the amount of premiums paid, and, if the premiums paid exceed those permitted by the tax definition of life insurance, Protective Life will immediately refund the excess premiums with interest to the extent required by the Code. Protective Life also reserves the right to increase the Death Benefit (which may result in larger charges under a Policy) or to take any other action deemed necessary to ensure the compliance of the Policy with the federal tax definition of life insurance.

        Other Considerations.  —  Changing the Owner, exchanging the Policy, changing from one Death Benefit Option to another, and other changes under the Policy may have tax consequences (other than those discussed herein) depending on the circumstances of such change or withdrawal. Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or beneficiary.

Federal Income Tax Withholding

        Protective Life will withhold and remit to the federal government a part of the taxable portion of a surrender and withdrawal made under a Policy unless the Owner notifies Protective Life in writing and such notice is received at the Home Office at or before the time of the surrender or withdrawal that he or she elects not to have any amounts withheld. Regardless of whether the Owner requests that no taxes be withheld or whether Protective Life withholds a sufficient amount of taxes, the Owner will be responsible for the payment of any taxes including any penalty tax that may be due on the amounts received. The Owner may also be required to pay penalties under the estimated tax rules, if the Owner's withholding and estimated tax payments are insufficient to satisfy the Owner's total tax liability.

SUPPLEMENTAL RIDERS AND ENDORSEMENTS

        The following supplemental riders and endorsements may be available to be added to your Policy subject to state availability. Monthly charges, if applicable, for these riders will be deducted from your Policy Value as part of the monthly deduction. (See "Monthly Deduction".) The supplemental riders and endorsements available with the Policies provide fixed benefits that do not vary with the investment experience of the Variable Account. Please contact us for further details.

  -->
  Lapse Protection Extension Rider:
  Provides for an extension to the lapse protection period under the Policy. The rider will double the length of the lapse protection provided by the Policy, as long as requirements for the payment of premiums (net of loans and withdrawals) are met.
  -->
  Children's Term Life Insurance Rider;
  -->
  Accidental Death Benefit Rider;
  -->
  Disability Benefit Rider;
  -->
  Guaranteed Insurability Rider
  -->
  Protected Insurability Benefit Rider;
  -->
  Flexible Coverage Rider;
  -->
  Term Rider for Covered Insured;
  -->
  BenefitGuard Residual Death Benefit Endorsement (generally available for Policies applied for on or after June 1, 2003).
  Provides a guarantee that the Policy will not lapse and the death benefit will be at least $10,000 as long as all of the following conditions are met:

                           1)    The Policy has been in force for at least 20 years;

                           2)    The Insured has attained at least age 65;

                           3)    The Policy Debt is at least 99% of the Policy Value; and

                           4)    The Policy Debt exceeds the Face Amount of the Policy.

    When all of the conditions are met, any riders on the Policy will be terminated and any Variable Account Value will be transferred to the Fixed Account. In addition, no further premium outlays, withdrawals, policy loans, Face Amount changes, and Death Benefit Option changes will be allowed. This endorsement will terminate if the Policy terminates. The BenefitGuard residual death benefit provision may be subject to state variations and may not be available in all states. Consult your registered representative and review the endorsement for complete limitations, terms and conditions. Protective does not make any representations regarding the tax issues associated with BenefitGuard. Please consult your tax advisor for more information.

  -->
  Terminal Illness Accelerated Death Benefit Endorsement;
  -->
  Cash Value Accumulation Test Endorsement and
  -->
  Policy Loan Endorsement.

EXCHANGE PRIVILEGE

        The Company is offering, where allowed by law, to owners of certain existing life policies (the "Existing Life Policy" and/or "Existing Life Policies") issued by it the opportunity to exchange such a life policy for this Policy. The Company reserves the right to modify, amend, terminate or suspend the Exchange Privilege at any time or from time to time. Owners of Existing Life Policies may, exchange their Existing Life Policies for this Policy. Owners of Existing Life Policies may also make a partial or full surrender from their Existing Life Policies and use the proceeds to purchase this Policy. All charges and deductions described in this prospectus are equally applicable to Policies purchased in an exchange. All charges and deductions may not be assessed under an Existing Life Policy in connection with an exchange, surrender, or partial surrender of an Existing Life Policy.

        The Policy differs from the Existing Life Policies in many significant respects. Most importantly, the Policy Value under this Policy may consist, entirely or in part, of Variable Account Value which fluctuates in response to the net investment return of the Variable Account. In contrast, the policy values under the Existing Life Policies always reflect interest credited by the Company. While a minimum rate of interest (typically 4 or 4.5%) is guaranteed, the Company in the past has credited interest at higher rates. Accordingly, policy values under the Existing Life Policies reflect changing current interest rates and do not vary with the investment performance of a Variable Account.

        Other significant differences between the Policy and the Existing Life Policies include: (1) additional charges applicable under the Policy not found in the Existing Life Policies; (2) different surrender charges; (3) different death benefits; and (4) differences in federal and state laws and regulations applicable to each of the types of policies.

        A table which generally summarizes the different charges under the respective policies is as follows. For more complete details owners of Existing Life Policies should refer to their policy forms for a complete description. For more information on guaranteed charges for the Policy, see "Charges and Deductions."

	Existing Life Policy	Policy

Sales Charges/Premium Expense Charge	Ranges from 0% to 12% of premium payments in all policy years. The premium expense charge can vary by age.	5% of each premium payment in all Policy Years
Administrative Fees	Ranges from $4 to $5 monthly.	$8 per month in all Policy Years and $0.10 per $1,000 of Initial Face Amount per month for the first 20 Policy Years (for Policies applied for on or after June 1, 2003)

Mortality and Expense Charges	None
A monthly charge equal to .075% multiplied by the Variable Account Value, which is equivalent to annual rate of .90% of such amount during Policy Years 1-10; there is currently no charge in Policy Years 11 and thereafter.
Withdrawal Charges	$25	The lesser of $25 or 2% of the withdrawal amount requested.
Monthly Deductions
	A monthly deduction consisting of: (1) cost of insurance charges (2) administrative fees (see above) (3) any charges for supplemental riders. (applies to Existing Life Policies which are universal life plans)	A monthly deduction consisting of: (1) cost of insurance charges (2) administrative fees (see above) (3) monthly mortality and expense charges (see above) and (4) any charges for supplemental riders.
Surrender Charges	Surrender charges vary by policy type and are incurred during a surrender charge period which ranges from 0 years up to 19 years.	A declining deferred sales charge per $1,000 of Initial Face Amount is assessed on surrender charges during the first 10 Policy Years.
Guaranteed Interest Rate	Ranges from 3% to 5%.	Only Fixed Account: 3%.

Effects of the Exchange Offer

1.
The Policy will be issued to Existing Life Policy owners. Evidence of insurability may be required.

2.
If an Existing Life Policy owner is within current issue age limits, the Owner may carry over existing riders if available with the Policy. Evidence of insurability may be required. An increase or addition of riders will require full evidence of insurability.

3.
The Contestable and Suicide provisions in the Policy will begin again as of the effective date of the exchange, if evidence of insurability is required. If evidence of insurability is not required on the exchange, the Contestable and Suicide provisions will not begin again.

        Tax Matters.    Owners of Existing Life Policies should carefully consider whether it will be advantageous to replace an Existing Life Policy with a Policy. It may not be advantageous to exchange an Existing Life Policy for a Policy (or to surrender in full or in part an Existing Life Policy and use the surrender or partial surrender proceeds to purchase a Policy.)

        The Company believes that an exchange of an Existing Life Policy for a Policy generally should be treated as a nontaxable exchange within the meaning of Section 1035 of the Internal Revenue Code. A Policy purchased in exchange will generally be treated as a newly issued contract as of the effective date of the Policy. This could have various tax consequences. (See "Tax Considerations".)

        If you surrender your Existing Life Policy in whole or in part and after receipt of the proceeds you use the surrender proceeds or partial surrender proceeds to purchase a Policy it will not be treated as a non-taxable exchange. The surrender proceeds will generally be includible in income.

        Owners of Existing Life Policies should consult their tax advisers before exchanging an Existing Life Policy for this Policy, or before surrendering in whole or in part their Existing Life Policy and using the proceeds to purchase this Policy.

USE OF THE POLICY

        Life insurance, including variable life insurance, can be used to provide for many individual and business needs, in addition to providing a death benefit. Possible applications of a variable life insurance policy, such as this Policy include: (1) serving as vehicle for accumulating funds for a college education, (2) estate planning, (3) serving as an investment vehicle on various types of deferred compensation arrangements, (4) buy-sell arrangements, (5) split dollar arrangements, and (6) a supplement to other retirement plans.

        As with any investment, using this Policy under these or other applications entails certain risks. For example, if investment performance of Sub-Accounts to which Policy Value is allocated is poorer than expected or if sufficient premiums are not paid, the Policy may lapse or may not accumulate Cash Value or Surrender Value sufficient to adequately fund the application for which the Policy was purchased. Similarly, certain transactions under a Policy entail risks in connection with the application for which the Policy is purchased. Withdrawals, Policy loans and interest paid on Policy loans may significantly affect current and future Policy Value, Cash Value, Surrender Value or Death Benefit Proceeds. If, for example, a Policy loan is taken but not repaid prior to the death of the Insured, the Policy Debt is subtracted from the Death Benefit in computing the Death Benefit Proceeds to be paid to a beneficiary.

        Prior to utilizing this Policy for the above applications you should consider whether the anticipated duration of the Policy is appropriate for the application for which you intend to purchase it.

        In addition, you need to consider the tax implications of using the Policy with these applications. The tax implications of using this Policy with these applications can be complex and generally are not addressed in the discussion of "Tax Considerations" below. Loans and withdrawals will affect the Policy Value and Death Benefit. There may be penalties and taxes if the Policy is surrendered, lapses, matures or if a withdrawal is made. Because of these risks, you need to carefully consider how you use this Policy. This Policy may not be suitable for all persons, under any of these applications.

STATE VARIATIONS

        Any state variations in the Policy are covered in a special policy form for use in that state. The prospectus and SAI provide a general description of the Policy. Your actual policy and any endorsements or riders are the controlling documents. If you would like to review a copy of your policy and its endorsements and riders, if any, contact our Home Office or your sales representative.

SALE OF THE POLICIES

        We have entered into a distribution agreement with Investment Distributors, Inc. ("IDI"), a wholly-owned subsidiary of Protective Life Corporation, for the distribution and sale of the Policies. IDI, a Tennessee corporation established in 1993, acts as a principal underwriter of the Policies. IDI is located at 2801 Highway 280 South, Birmingham, Alabama 35223. IDI also acts as principal underwriter of variable annuity contracts issued through Protective Variable Annuity Separate Account. IDI is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. The Policies are sold by certain registered representatives of broker-dealers (including ProEquities, Inc., an affiliate of Protective Life and IDI) that have entered into selling agreements with IDI, who are also appointed and licensed as insurance agents of Protective Life. IDI passes through commissions it receives to the broker-dealers who have entered into selling agreements with it. IDI does not retain any commission payments or other amounts as principal underwriter for the Policies. However, we may pay some or all of IDI's operating and other expenses. During the years ended December 31, 2000, December 31, 2001 and December 31, 2002, IDI received $3,883,235, $7,906,610 and $6,283,419 respectively in underwriting commissions and did not retain any of these commissions. Additionally, IDI receives the 12b-1 fees assessed against shares of certain Funds attributable to the Policies. IDI may pay some or all of these amounts to us as compensation for our provision of distribution and shareholder support services relating to the Policies on IDI's behalf. We will pay commissions under various schedules and accordingly commissions will vary with the form of schedule selected. Registered representatives may be paid commissions on Policies they sell based on premiums paid in amounts up to approximately 90% of a targeted first year premium payment. A targeted first year premium payment is approximately equal to your minimum initial premium on an annual basis. For premiums paid in the first Policy Year which exceed this targeted amount, registered representatives may receive up to 4.5% on premiums in excess of target. For premiums received during Policy Years two through ten, the registered representatives may be paid up to 5.0% on premiums. After the first ten Policy Years registered representatives may be paid up to 1.00% on premiums received and .25% on unloaned Policy Value. Other allowances and overrides, and non-cash compensation, also may be paid. A registered representative may be required to return all or a portion of the commission paid if the Policy terminates prior to the Policy's first Policy Anniversary. We pay commissions for substandard risk and rider premiums based on our rules at the time of payment. Additional amounts may be paid and expenses may be reimbursed based on various factors. Registered representatives who meet certain productivity and profitability standards may be eligible for additional compensation. ProEquities, Inc., and other selling broker-dealers may share commissions and additional amounts received for sales of the Policies with their representatives involved in the sales in accordance with their rules and policies for compensating registered representatives. Commissions payable in connection with the sale of Policies to corporate purchasers or Policies involving Face Amounts in excess of $5 million may be higher than those identified above. We may use any of our corporate assets to cover the cost of distribution, including any profit from the mortality and expense risk charge.

        Protective Life may reduce or waive the sales charge, administrative fees and/or any other charges on any Policy sold to (1) directors, officers or employees of Protective Life or any of its affiliates, (2) employees and registered representatives of any broker-dealer that has entered into a selling agreement with Protective Life or IDI, as well as employees of such registered representatives and (iii) the immediate family of the above persons, due to the generally lower sales and administrative expenses attributable to such individuals. No such reduction or waiver will be permitted where it would be unfairly discriminatory against any person.

        Protective Life offers the Policies to the public on a continuous basis through IDI. We anticipate continuing to offer the Policies but reserve the right to discontinue the offering.

LEGAL PROCEEDINGS

        Protective Life and its subsidiaries, like other insurance companies, in the ordinary course of business are involved in some class action and other lawsuits, or alternatively in arbitration. In some class action and other lawsuits involving insurance companies, substantial damages have been sought and material payments have been made. Although the outcome of any litigation or arbitration cannot be predicted, Protective Life believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on Protective Life's or the Variable Account's financial position.

ARBITRATION

        The Policy provides that any controversy, dispute or claim by any Owner(s), Insured, or beneficiary (a "claimant") arising out of insurance provided under the Policy will be submitted to binding arbitration pursuant to the Federal Arbitration Act. Arbitration is binding upon any claimant as well as on Protective Life and may not be set aside in later litigation except upon the limited circumstances set forth in the Federal Arbitration Act. Arbitration expenses are borne by the losing party or in such proportion as the arbitrator(s) shall decide. Consult the Policy for additional information. This provision does not appear in Policies issued in certain states.

FINANCIAL STATEMENTS

        Our financial statements and the financial statements of the Variable Account are contained in the Statement of Additional Information ("SAI"). Our financial statements only have bearing upon our ability to meet our obligations under the Policies. For a free copy of the SAI, please call or write to us at our Home Office.

GLOSSARY

"We", "us", "our", "Protective Life", and "Company"

Refer to Protective Life Insurance Company. "You" and "your" refer to the person(s) who have been issued a Policy.

Attained Age

The Insured's age as of the nearest birthday on the Policy Effective Date, plus the number of complete Policy Years since the Policy Effective Date.

Cancellation Period

Period shown in the Policy during which the Owner may exercise the cancellation privilege and return the Policy for a refund.

Cash Value

Policy Value minus any applicable Surrender Charge.

Death Benefit

The amount of insurance provided under the Policy used to determine the Death Benefit Proceeds.

Death Benefit Option

One of two options that an Owner may select for the computation of Death Benefit Proceeds. Face Amount (Option A, Level), or Face Amount Plus Policy Value (Option B, Increasing).

Death Benefit Proceeds

The amount payable to the Beneficiary if the Insured dies while the Policy is in force. It is equal to the Death Benefit plus any death benefit under any rider to the Policy less (1) any Policy Debt (2) any liens for payments made under an accelerated death benefit rider or endorsement plus accrued interest and (3) less any unpaid Monthly Deductions if the Insured dies during a grace period.

Face Amount

A dollar amount selected by the Owner and shown in the Policy on the Policy Specifications Page or Supplemental Policy Specifications Page.

FCR

The Flexible Coverage Rider.

Fixed Account

Part of Protective Life's general account to or from which Policy Value may be transferred and into which Net Premiums may be allocated under a Policy.

Fixed Account Value

The Policy Value in the Fixed Account.

Fund

A separate investment portfolio of an open-end management investment company or unit investment trust in which a Sub-Account invests.

Home Office

2801 Highway 280 South, Birmingham, Alabama 35223.

Initial Face Amount

The Face Amount on the Policy Effective Date.

Insured

The person whose life is covered by the Policy.

Issue Age

The Insured's age as of the nearest birthday on the Policy Effective Date.

Issue Date

The date the Policy is issued.

Lapse

Termination of the Policy at the expiration of the grace period while the Insured is still living.

Loan Account

An account within Protective Life's general account to which Fixed Account Value and/or Variable Account Value is transferred as collateral for Policy loans.

Minimum Monthly Premium

For Policies issued on Insured's Issue Age through 80 (or 75 for Policies applied for before June 1, 2003), the cumulative minimum amount of premium payments (net of any Policy Debt or withdrawals) that must be paid in order for the Policy's lapse protection to remain in effect.

Monthly Anniversary Day

The same day in each month as the Policy Effective Date.

Monthly Deduction

The fees and charges deducted monthly from the Fixed Account Value and/or Variable Account Value as described on the Policy Specifications Page of the Policy.

Net Premium

A premium payment minus the applicable premium expense charges.

Policy Anniversary

The same day and month in each Policy Year as the Policy Effective Date.

Policy Debt

The sum of all outstanding policy loans plus accrued interest.

Policy Effective Date

The date shown in the Policy as of which coverage under the Policy begins.

Policy Value

The sum of the Variable Account Value, the Fixed Account Value, and the Loan Account Value.

Policy Year

Each period of twelve months commencing with the Policy Effective Date and each Policy Anniversary thereafter.

Sub-Account

A separate division of the Variable Account established to invest in a particular Fund.

Sub-Account Value

The Policy Value in a Sub-Account.

Surrender Charge

A contingent deferred sales charge deducted from the Policy Value if the Policy is surrendered, Lapses, or the Initial Face Amount is decreased during the first 10 Policy Years.

Surrender Value

The Cash Value minus any outstanding Policy Debt and any liens for payments made under an accelerated death benefit rider or endorsement plus accrued interest.

Valuation Day

Each day the New York Stock Exchange and the Home Office are open for business except for a day that a Sub-Account's corresponding Fund does not value its shares.

Valuation Period

The period commencing with the close of regular trading on the New York Stock Exchange on any Valuation Day and ending at the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Day.

Variable Account

Protective Variable Life Separate Account, a separate investment account of Protective Life to and from which Policy Value may be transferred and into which Net Premiums may be allocated.

Variable Account Value

The sum of all Sub-Account Values.

STATEMENT OF ADDITIONAL INFORMATION

Appendix A

Examples of Death Benefit Computations Under Options A and B

        Option A Example.    For purposes of this example, assume that the Insured's Attained Age is between 0 and 40 and that there is no outstanding Policy Debt or liens. Under Option A, a Policy with a $100,000 Face Amount will generally pay $100,000 in Death Benefits. However, because the Death Benefit must be equal to or be greater than 250% of the Policy Value, any time that the Policy Value exceeds $40,000, the Death Benefit will exceed the $100,000 Face Amount. Each additional dollar added to Policy Value above $40,000 will increase the Death Benefit by $2.50. A Policy with a $100,000 Face Amount and a Policy Value of $50,000 will provide Death Benefit of $125,000 ($50,000 x 250%); a Policy Value of $60,000 will provide a Death Benefit of $150,000 ($60,000 x 250%); a Policy Value of $70,000 will provide a Death Benefit of $175,000 ($70,000 x 250%).

        Similarly, so long as Policy Value exceeds $40,000, each dollar taken out of Policy Value will reduce the Death Benefit by $2.50. If, for example, the Policy Value is reduced from $45,000 to $40,000 because of partial surrenders, charges, or negative investment performance, the Death Benefit will be reduced from $112,500 to $100,000. If at any time, however, the Policy Value multiplied by the Face Amount percentage is less than the Face Amount, the Death Benefit will equal the current Face Amount of the Policy.

        The Face Amount percentage becomes lower as the Insured's Attained Age increases. If the Attained Age of the Insured in the example above were, for example, 50 (rather than between 0 and 40), the specified amount factor would be 185%. The Death Benefit would not exceed the $100,000 Face Amount unless the Policy Value exceeded approximately $54,055 (rather than $40,000), and each dollar then added to or taken from the Policy Value would change the life insurance proceeds by $1.85 (rather than $2.50).

        Option B Example.    For purposes of this example, assume that the Insured's Attained Age is between 0 and 40 and that there is no outstanding Policy Debt or liens. Under Option B, a Policy with a Face Amount of $100,000 will generally provide a Death Benefit of $100,000 plus Policy Value. Thus, for example, a Policy with a Policy Value of $10,000 will have a Death Benefit of $110,000 ($100,000 + $10,000); a Policy Value of $20,000 will provide a Death Benefit of $120,000 ($100,000 + $20,000). The Death Benefit, however, must be at least 250% of the Policy Value. As a result, if the Policy Value exceeds $66,666, the Death Benefit will be greater than the Face Amount plus Policy Value. Each additional dollar of Policy Value above $66,666 will increase the Death Benefit by $2.50. A Policy with a Face Amount of $100,000 and a Policy Value of $70,000 will provide a Death Benefit of $175,000 ($70,000 x 250%); a Policy Value of $80,000 will provide a Death Benefit of $200,000 ($80,000 x 250%).

        Similarly, any time Policy Value exceeds $66,666, each dollar taken out of Policy Value will reduce the Death Benefit by $2.50. If, for example, the Policy Value is reduced from $80,000 to $75,000 because of partial surrenders, charges, or negative investment performance, the Death Benefit will be reduced from $200,000 to $187,500. If at any time, however, Policy Value multiplied by the Face Amount percentage is less than the Face Amount plus the Policy Value, then the Death Benefit will be the current Face Amount plus Policy Value of the Policy.

        The Face Amount percentage becomes lower as the Insured's Attained Age increases. If the Attained Age of the Insured in the example above were, for example, 50 (rather than under 40), the Face Amount factor would be 185%. The amount of the Death Benefit would be the sum of the Policy Value plus $100,000 unless the Policy Value exceeded $117,647 (rather than $66,666), and each dollar then added to or taken from the Policy Value would change the Death Benefit by $1.85 (rather than $2.50).

A-1

TABLE OF FACE AMOUNT PERCENTAGES

Attained Age	Percentage	Attained Age	Percentage	Attained Age	Percentage	Attained Age	Percentage
0-40	250%	50	185%	60	130%	70	115%
41	243%	51	178%	61	128%	71	113%
42	236%	52	171%	62	126%	72	111%
43	229%	53	164%	63	124%	73	109%
44	222%	54	157%	64	122%	74	107%
45	215%	55	150%	65	120%	75-90	105%
46	209%	56	146%	66	119%	91	104%
47	203%	57	142%	67	118%	92	103%
48	197%	58	138%	68	117%	93	102%
49	191%	59	134%	69	116%	94	101%
						95+	100%

A-2

APPENDIX B

Annual Fund Operating Expenses:

        This table shows the minimum and maximum total operating expenses deducted from the total net assets of the Funds (before waiver or reimbursement) during the fiscal year ended December 31, 2002. This table includes not only the minimum and maximum total operating expenses for the Funds currently available for investment, but also includes the following Funds which currently hold assets relating to the Policies but are no longer available for additional investment (as of the dates provided below:

Calvert Variable Series, Inc.	Social Small Cap Growth Portfolio	January 1, 2001
	Social Balanced Portfolio	May 1, 2002
Van Eck Worldwide Insurance Trust	Worldwide Hard Assets Fund	January 1, 2001
	Worldwide Real Estate Fund	January 1, 2001

        Expenses of the Funds may be higher or lower in the future. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.

RANGE OF EXPENSES FOR THE FUNDS

	Minimum		Maximum
Total Annual Fund Operating Expenses (total of all expenses that are deducted from Fund assets, including management fees, 12b-1 fees, and other expenses)	0.47%	-	6.96	%*
*	The range of Total Annual Fund Operating Expenses shown here does not take into account contractual and voluntary arrangements under which the Funds' advisers currently reimburse Fund expenses or waive fees. Please see the prospectus for each Fund for more information about that Fund's expenses.

B-1

Calvert Variable Series, Inc.

Social Small Cap Growth Portfolio.

        This Fund seeks to provide long-term capital appreciation by investing primarily in equity securities of companies that have small market capitalizations.

Social Balanced Portfolio.

        This Fund seeks to achieve a competitive total return through an actively managed portfolio of stocks, bonds, and money market instruments that offer income and capital growth opportunity and that satisfy the investment and social criteria.

Van Eck Worldwide Insurance Trust

Worldwide Hard Assets Fund.

        This Fund seeks long-term capital appreciation by investing primarily in "Hard Asset Securities". Hard Asset Securities are the stocks, bonds and other securities of companies that derive at least 50% of gross revenue or profit from the exploration, development, production or distribution of (together "Hard Assets"):

    (i)
    precious metals;

    (ii)
    natural resources;

    (iii)
    real estate; and

    (iv)
    commodities.

Worldwide Real Estate Fund.

        This Fund seeks a high total return by investing in equity securities of companies that own significant real estate or that principally do business in real estate.

Note: Owners may not allocate additional premium or transfer Policy Value to these Sub-Accounts.

B-2

      To learn more about the Policy, you should read the SAI dated the same date as this prospectus. The SAI contains more detailed information about the Policy than is contained in this Prospectus. The Table of Contents for the SAI appears on the last page of this prospectus. Personalized illustrations of Death Benefits, Cash Value, and Policy Values are available without charge. For a free copy of the SAI, to receive personalized illustrations, and to request other information about the Policy please contact Brokerage Life Services at the toll-free telephone number shown on the cover. To request an SAI by mail, please tear off, complete and return this form to Protective Life's Brokerage Life Services Division customer service at the address shown on the cover.

        The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the Policy. Information about us and the Policy (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 450 Fifth Street, NW, Washington, DC 2059-0102. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.

         Please send me a free copy of the SAI for the Protective Premiere II.

Name:

Address:

City, State, Zip:

Daytime Telephone Number:

Investment Company Act of 1940 Registration File No. 811-7337

PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT
(Registrant)

PROTECTIVE LIFE INSURANCE COMPANY
(Depositor)

2801 Highway 280 South
Birmingham, Alabama 35223
(800) 265-1545

STATEMENT OF ADDITIONAL INFORMATION
Individual Flexible Premium Variable and Fixed Life Insurance Policy

        This Statement of Additional Information ("SAI") contains additional information regarding the individual flexible premium variable and fixed life insurance policy (the "Policy") offered by Protective Life Insurance Company ("Protective Life"). The Policy is issued to individuals and certain groups. This SAI is not a prospectus, and should be read together with the Prospectus for the Policy dated May 1, 2003 and the prospectuses for the Funds. You may obtain a copy of these prospectuses by writing or calling us at our address or phone number shown above. Capitalized terms in this SAI have the same meanings as in the Prospectus for the Policy.

        May 1, 2003

STATEMENT OF ADDITIONAL INFORMATION

ADDITIONAL POLICY INFORMATION

Limits on Policy Rights

        Incontestability.    Unless fraud is involved, Protective Life will not contest the Policy, or any supplemental rider, after the Policy or rider has been in force during the Insured's lifetime for two years from the Policy Effective Date or the effective date of the rider. Likewise, unless fraud is involved, Protective Life will not contest an increase in the Face Amount with respect to statements made in the evidence of insurability for that increase after the increase has been in force during the life of the Insured for two years after the effective date of the increase.

        Suicide Exclusion.    If the Insured dies by suicide, while sane or insane, within two years after the Policy Effective Date, the Death Benefit will be limited to the premium payments made before death, less any Policy Debt and any withdrawals. If the Insured dies by suicide within two years after an increase in Face Amount, the Death Benefit with respect to the increase will be limited to the sum of the monthly cost of insurance charges made for that increase.

Misstatement of Age or Sex

        If the Insured's age or sex has been misstated in the application for the Policy or in any application for supplemental riders, the Death Benefit under the Policy or such supplemental riders is the amount which would have been provided by the most recent cost of insurance charge, and the cost of such supplemental riders, at the correct age and sex.

Corporate Purchasers or Eligible Groups

        The Policy is available for individuals and for corporations and other institutions. For corporate or other group or sponsored arrangements, fee-only arrangements or clients of registered investment advisors purchasing one or more Policies, Protective Life may reduce the amount of the premium expense charge, monthly administration fee, or other charges where the expenses associated with the sale of the Policy or Policies or the underwriting or other administrative costs associated with the Policy or Policies are reduced. Sales, underwriting or other administrative expenses may be reduced for reasons such as expected economies resulting from a corporate purchase, a group or sponsored arrangement or arrangements, fee-only arrangements or clients of registered investment advisors.

Settlement Options

        The following settlement options may be elected.

        Option 1 — Payment for a Fixed Period.    Equal monthly payments will be made for any period of up to 30 years. The amount of each payment depends on the total amount applied, the period selected and the monthly payment rates Protective Life is using when the first payment is due.

        Option 2 — Life Income with Payments for a Guaranteed Period.    Equal monthly payments are based on the life of the named annuitant. Payments will continue for the lifetime of the annuitant with payments guaranteed for 10 or 20 years. Payments stop at the end of the selected guaranteed period or when the named person dies, whichever is later.

        Option 3 — Interest Income.    Protective Life will hold any amount applied under this option. Interest on the unpaid balance will be paid each month at a rate determined by Protective Life. This rate will not be less than the equivalent of 3% per year.

        Option 4 — Payments for a Fixed Amount.    Equal monthly payments will be made of an agreed fixed amount. The amount of each payment may not be less than $10 for each $1,000 applied. Interest will be credited each month on the unpaid balance and added to it. This interest will be at a rate set by us, but not less than an effective rate of 3% per year. Payments continue until the amount Protective Life holds runs out. The last payment will be for the balance only.

1

        Minimum Amounts.    Protective Life reserves the right to pay the total amount of the Policy in one lump sum, if less than $5,000. If monthly payments are less than $50, payments may be made quarterly, semi-annually, or annually at Protective Life's option.

        Other Requirements.    Settlement options must be elected by written notice received by Protective Life at the Home Office. The Owner may elect settlement options during the Insured's lifetime; beneficiaries may elect settlement options thereafter if Death Benefit Proceeds are payable in a lump sum. The effective date of an option applied to Death Benefit Proceeds is the date the due proof of death of the Insured is received at the Home Office. The effective date of an option applied to Surrender Value is effective date of the surrender.

        If Protective Life has available, at the time a settlement option is elected, options or rates on a more favorable basis than those guaranteed, the higher benefits will apply.

SUPPLEMENTAL RIDERS AND ENDORSEMENTS

        We offer the following riders and endorsements:

        Lapse Protection Extension Rider.    Provides for an extension to the lapse protection period under the Policy. The rider will double the length of the lapse protection provided by the Policy, as long as requirements for the payment of premiums are met.

        Children's Term Life Insurance Rider.    Provides a death benefit payable on the death of a covered child. More than one child can be covered. There is no cash value under this rider.

        Accidental Death Benefit Rider.    Provides an additional death benefit payable if the Insured's death results from certain accidental causes. There is no cash value under this rider.

        Disability Benefit Rider.    Provides for the crediting of a specific premium to a Policy on each Monthly Anniversary during the total disability of the Insured. After the Insured has been totally disabled (as defined in the rider) for six months, Protective Life will credit premiums to the Policy equal to the disability benefit amount shown in the Policy multiplied by the number of Monthly Anniversary Days that have occurred since the onset of total disability. Monthly Anniversary Days that occur more than one calendar year prior to the date that we receive a claim under a rider are not included for the purpose of this calculation. Subsequent to the time that the Insured has been totally disabled for six months, we will credit a premium equal to the disability benefit amount on each Monthly Anniversary Day. The Owner may change the disability benefit amount by written notice received by Protective Life at the Home Office at any time before the Insured becomes totally disabled. Increases are subject to evidence of insurability.

        Guaranteed Insurability Rider.    Provides the right to increase the Face Amount of your Policy under two options. The Option exercise date depends on the rider selected: Variable Option or Survivor's Choice. Under the Variable Option you can increase the Face Amount at designated future points in time (selected at issue) without evidence of insurability. Under the Survivor's Choice Option, you specify (at issue) a designated life (other than the Insured). When the designated person dies, the Owner has the option to increase the Face Amount without evidence of insurability.

        Protected Insurability Benefit Rider.    Provides the right to increase the Face Amount of your Policy at designated option dates at age 25, 28, 31, 34, 37 and 40 without evidence of insurability.

        Flexible Coverage Rider (FCR).    Provides an additional benefit payable on the death of the covered Insured of a Policy without increasing the Policy's Face Amount. Limitations on the amount of such coverage may apply. The FCR may be purchased at the time the Policy is issued (or later, subject to availability and additional underwriting). An FCR may be canceled separately from the Policy (i.e. , it can be canceled without causing the Policy to be canceled or to lapse). The Policy's lapse protection does not apply to the FCR. There is no cash or loan value under this rider.

2

        Term Rider for Covered Insured (CIR).    Provides an additional death benefit payable on the death of an insured other than the Insured of a Policy. The CIR may be purchased at the time the Policy is issued (or later, subject to availability and additional underwriting). The rider is generally available only on the spouse or children of the Insured. A CIR may be canceled separately from the Policy (i.e. , it can be canceled without causing the Policy to be canceled or to lapse). There is no cash or loan value under this rider.

        Additional rules and limits apply to these supplemental riders. Not all such riders may be available at any time, and supplemental riders in addition to those listed above may be made available. Please ask your Protective Life agent for further information, or contact the Home Office.

        BenefitGuard Residual Death Benefit Endorsement (for Policies Applied for on or after June 1, 2003).    Provides a guarantee that the Policy will not lapse and the death benefit will be at least $10,000 as long as all of the following conditions are met:

        1)    The Policy has been in force for at least 20 years;

        2)    The Insured has attained at least age 65;

        3)    The Policy Debt is at least 99% of the Policy Value; and

        4)    The Policy Debt exceeds the Face Amount of the Policy.

        When all of the conditions are met, any riders on the Policy will be terminated and any Variable Account Value will be transferred to the Fixed Account. In addition, no further premium outlays, withdrawals, policy loans, face amount changes, and death benefit option changes will be allowed. This endorsement will terminate if the Policy terminates. The BenefitGuard residual death benefit provision may be subject to state variations and may not be available in all states. Consult your registered representative and review the endorsement for complete limitations, terms and conditions. Protective does not make any representations regarding the tax issues associated with BenefitGuard. Please consult your tax advisor for more information.

        Terminal Illness Accelerated Death Benefit Endorsement.    Provides an accelerated death benefit for terminal illness in Policies issued on or after January 3, 2000. The endorsement provides for an accelerated death benefit payment to the Owner if the Insured has a qualifying terminal illness and all of the terms and conditions of the endorsement are met. The accelerated death benefit is based on a portion of the current Face Amount and is subject to a maximum accelerated death benefit. There is no cost or charge for the endorsement. However, a lien equal to the accelerated death benefit payment is established against the policy and accumulates interest. When an accelerated death benefit is paid, an amount equal to the benefit payment is transferred out of the Sub-Accounts and the Fixed Account to a lien account within the Loan Account established for the Policy. This lien account is part of Protective Life's general account and amounts therein earn interest as credited by Protective Life from time to time.

        The collateral for the lien is transferred from each Sub-Account and from the Fixed Account in the same proportion that the value in each Sub-Account and the Fixed Account bears to the total unloaned Policy Value on the date the accelerated death benefit is paid. On each Policy Anniversary, an amount of Policy Value equal to any interest due on the lien is transferred to the lien account. Such interest is transferred from each Sub-Account and the Fixed Account in the same proportion that each Sub-Account Value and the Fixed Account Value bears to the total unloaned Policy Value on such Policy Anniversary. The primary impact of the lien and any accumulated interest is a reduction in the amount of the death benefit by the amount of the lien plus accumulated interest. The lien also reduces the amount available for loans and withdrawals. This endorsement is not available in all states. Consult your registered representative and review the endorsement for complete limitations, terms and conditions.

        Cash Value Accumulation Test Endorsement.    Provides an alternative death benefit based on the cash value accumulation test for the Policy under the Internal Revenue Code. The endorsement may

3

impact the amount of premium payments that may be made and alters the calculation of the Death Benefit from the guideline premium compliance test applicable without the endorsement.

        Policy Loan Endorsement.    Provides for carryover loans on policies transferred to the Company under Section 1035 of the Internal Revenue Code.

ILLUSTRATIONS

        We may provide illustrations for Death Benefit, Policy Value, and Surrender Value based on hypothetical rates of return that are not guaranteed. The illustrations also assume costs of insurance for a hypothetical person. These illustrations are illustrative only and are not a representation of past or future performance. Your rates of return and insurance charges may be higher or lower than these illustrations. The actual return on your policy account value will depend on factors such as the amounts you allocate to particular Funds, the amounts deducted for the Policy's monthly charges, the Funds' expense ratios, and your policy loan and partial withdrawal history.

        Before you purchase the Policy and upon request thereafter, we will provide illustrations of future benefits under the Policy based upon the proposed insured's age and underwriting class, the death benefit option, face amount, planned premiums, and riders requested. We reserve the right to charge a reasonable fee for this service to persons who request more than one illustration during a Policy Year.

ADDITIONAL INFORMATION

IMSA

        Protective Life is a member of the Insurance Marketplace Standards Association ("IMSA"), and as such may include the IMSA logo and information about IMSA membership in Protective advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.

Other Investors in the Funds

        PIC currently sells shares of its Funds only to Protective Life as the underlying investment for the Variable Account as well as for variable annuity contracts issued through Protective Life and its subsidiary Protective Life and Annuity Insurance Company. PIC may in the future sell shares of its Funds to other separate accounts of Protective Life or its life insurance company affiliates supporting other variable annuity contracts or variable life insurance policies. In addition, upon obtaining regulatory approval, PIC may sell shares to certain retirement plans qualifying under Section 401 of the Internal Revenue Code. Protective Life currently does not foresee any disadvantages to Owners that would arise from the possible sale of shares to support its variable annuity contracts or those of its affiliates or from the possible sale of shares to such retirement plans. However, the board of directors of PIC will monitor events in order to identify any material irreconcilable conflicts that might possibly arise if such shares were also offered to support variable life insurance policies other than the Policies or variable annuity contracts or to retirement plans. In event of such a conflict, the board of directors would determine what action, if any, should be taken in response to the conflict. In addition, if Protective Life believes that PIC's response to any such conflicts does not provide enough protection for Owners, it will take appropriate action on its own, including withdrawing the Variable Account's investment in the Fund. (See the PIC prospectus for more detail.)

        Shares of the Van Kampen Funds, Oppenheimer Funds, MFS Funds, Fidelity Funds, and Lord Abbett Funds are sold to separate accounts of insurance companies, which may or may not be affiliated with Protective Life or each other, a practice known as "shared funding." They may also be sold to separate accounts to serve as the underlying investment for both variable annuity contracts and variable life insurance policies, a practice known as "mixed funding." Shares of some of these Funds may also be

4

sold to certain qualified pension and retirement plans. As a result, there is a possibility that a material conflict may arise among and between the interests of Policy Owners and other of the Fund's various investors. In the event of any such material conflicts, Protective Life will consider what action may be appropriate, including removing the Fund from the Variable Account or replacing the Fund with another fund. As is the case with PIC, the board of directors (or trustees) of each of the Van Kampen Funds, Universal Institutional Funds, Oppenheimer Funds, MFS Funds, Fidelity Funds, and Lord Abbett Funds monitors events related to their Funds to identify possible material irreconcilable conflicts among and between the interests of the Fund's various investors. There are certain risks associated with mixed and shared funding and with the sale of shares to qualified pension and retirement plans, as disclosed in each Fund's prospectus.

Assignment

        The Policy may be assigned in accordance with its terms. An assignment is binding upon Protective Life only if it is in writing and filed at the Home Office. Once Protective Life has received a signed copy of the assignment, the Owner's rights and the interest of any beneficiary (or any other person) will be subject to the assignment. Protective Life assumes no responsibility for the validity or sufficiency of any assignment. An assignment is subject to any Policy Debt. An assignment may result in certain amounts being subject to income tax and a 10% penalty tax. (See "Tax Considerations" in the prospectus.)

State Regulation

        Protective Life is subject to regulation by the Department of Insurance of the State of Tennessee, which periodically examines the financial condition and operations of Protective Life. Protective Life is also subject to the insurance laws and regulations of all jurisdictions where it does business. The Policy described in this prospectus has been filed with and, where required, approved by, insurance officials in those jurisdictions where it is sold.

        Protective Life is required to submit annual statements of operations, including financial statements, to the insurance departments of the various jurisdictions where it does business to determine solvency and compliance with applicable insurance laws and regulations.

Reports to Owners

        Each year you will be sent a report at your last known address showing, as of the end of the current report period: the Death Benefit; Policy Value; Fixed Account Value; Variable Account Value; Loan Account Value; Sub-Account Values; premiums paid since the last report; withdrawals since the last report; any Policy loans and accrued interest; Surrender Value; current Net Premium allocations; charges deducted since the last report; and any other information required by law. You will also be sent an annual and a semi-annual report for each Fund underlying a Sub-Account to which you have allocated Policy Value, including a list of the securities held in each Fund, as required by the Investment Company Act of 1940. In addition, when you pay premiums or request any other financial transaction under your Policy you will receive a written confirmation of these transactions.

Legal Matters

        Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain matters relating to the federal securities laws.

Independent Accountants

        The audited statement of assets and liabilities of the Protective Variable Life Separate Account as of December 31, 2002 and 2001 and the related statements of operations and changes in net assets for each of the three years in the period ended December 31, 2002 and included in this SAI, have been so included herein in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of that firm as experts in accounting and auditing.

5

        The consolidated balance sheets of Protective Life as of December 31, 2002, and 2001 and the consolidated statements of income, stockholder's equity and cash flows for each of the three years in the period ended December 31, 2002 and the related financial statement schedules included in this SAI, have been so included herein in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of that firm as experts in accounting and auditing.

        The principal business address of PricewaterhouseCoopers LLP is 1301 Avenue of the Americas, New York, New York, 10019.

Reinsurance

        The Company may reinsure a portion of the risks assumed under the Policies.

Additional Information

        A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the Policies. Not all the information set forth in the registration statement, and the amendments and exhibits thereto, has been included in the prospectus and this SAI. Statements contained in this SAI concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC at 450 Fifth Street, N.W., Washington, DC 20540. The instruments may also be accessed using the SEC's website at http/www.sec.gov.

Financial Statements

        Protective Life's financial statements included in this SAI, should be considered only as bearing on Protective Life's ability to meet its obligations under the Policies. They have no bearing on the investment performance of the assets held in the Variable Account.

6

        All other schedules to the consolidated financial statements required by Article 7 of Regulation S-X are not required under the related instructions or are inapplicable and therefore have been omitted.

 REPORT OF INDEPENDENT ACCOUNTANTS

To the Contract Owners and Board of Directors
of Protective Life Insurance Company

        In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and changes in net assets present fairly, in all material respects, the financial position of The Protective Variable Life Separate Account, consisting of PIC Growth and Income, PIC International Equity, PIC Global Income, PIC Small Cap Value, PIC CORE US Equity, PIC Capital Growth, Calvert Social Small Cap Growth, Calvert Social Balanced, MFS Emerging Growth, MFS Research, MFS Investors Trust, MFS Total Return, MFS New Discovery, MFS Utilities, MFS Investors Growth Stock, Oppenheimer Aggressive Growth, Oppenheimer Capital Appreciation, Oppenheimer Main Street Growth and Income, Oppenheimer Money Fund, Oppenheimer Strategic Bond, Oppenheimer Global Securities, Oppenheimer High Income, Van Eck Hard Asset, Van Eck Real Estate, Van Kampen Emerging Growth, Van Kampen Enterprise, Van Kampen Comstock, Van Kampen Growth and Income, Van Kampen Strategic Stock, Van Kampen Asset Allocation, Fidelity Index 500, Fidelity Growth, Fidelity ContraFund, Van Kampen Aggressive Growth, Lord Abbett Aggressive Growth & Income, Lord Abbett Bond Debenture, and Lord Abbett Mid-Cap Value sub-accounts, at December 31, 2002 and 2001, and the results of its operations and changes in net assets for the three years ended December 31, 2002, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 and 2001 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

March 17, 2003

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2002
(In Thousands)

	PIC Growth and Income	PIC International Equity	PIC Global Income	PIC Small Cap Value	PIC CORE US Equity	PIC Capital Growth	Calvert Social Small Cap Growth
Assets
Investment in sub-accounts at market value	$3,821	$3,223	$2,085	$3,270	$5,947	$6,421	$82
Receivable from Protective Life Insurance Company	2	0	4	0	0	15	0

Total assets-	3,823	3,223	2,089	3,270	5,947	6,436	82

Liabilities
Payable to Protective Life Insurance Company	0	15	0	2	4	0	0

Net assets-	$3,823	$3,208	$2,089	$3,268	$5,943	$6,436	$82

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

December 31, 2002
(In Thousands)

	Calvert Social Balanced	MFS Emerging Growth	MFS Research	MFS Investors Trust	MFS Total Return	MFS New Discovery	MFS Utilities
Assets
Investment in sub-accounts at market value	$330	$2,656	$3,970	$3,842	$3,484	$1,228	$714
Receivable from Protective Life Insurance Company	6	0	8	0	0	0	0

Total assets-	336	2,656	3,978	3,842	3,484	1,228	714

Liabilities
Payable to Protective Life Insurance Company	0	2	0	3	3	2	1

Net assets-	$336	$2,654	$3,978	$3,839	$3,481	$1,226	$713

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

December 31, 2002
(In Thousands)

	MFS Investors Growth Stock	Oppenheimer Aggressive Growth	Oppenheimer Capital Appreciation	Oppenheimer Main Street Growth and Income	Oppenheimer Money Fund	Oppenheimer Strategic Bond	Oppenheimer Global Securities
Assets
Investment in sub-accounts at market value	$1,379	$2,360	$5,669	$4,751	$5,225	$2,889	$2,369
Receivable from Protective Life Insurance Company	0	0	7	0	0	2	15

Total assets-	1,379	2,360	5,676	4,751	5,225	2,891	2,384

Liabilities
Payable to Protective Life Insurance Company	3	0	0	6	15	0	0

Net assets-	$1,376	$2,360	$5,676	$4,745	$5,210	$2,891	$2,384

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

December 31, 2002
(In Thousands)

	Oppenheimer High Income	Van Eck Hard Asset	Van Eck Real Estate	Van Kampen Emerging Growth	Van Kampen Enterprise	Van Kampen Comstock	Van Kampen Growth and Income
Assets
Investment in sub-accounts at market value	$772	$0	$23	$2,324	$1,794	$4,457	$4,485
Receivable from Protective Life Insurance Company	0	0	0	0	0	0	0

Total assets-	772	0	23	2,324	1,794	4,457	4,485

Liabilities
Payable to Protective Life Insurance Company	0	0	0	10	3	0	4

Net assets-	$772	$0	$23	$2,314	$1,791	$4,457	$4,481

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

December 31, 2002
(In Thousands)

	Van Kampen Strategic Stock	Van Kampen Asset Allocation	Fidelity Index 500	Fidelity Growth	Fidelity ContraFund	Van Kampen Aggressive Growth
Assets
Investment in sub-accounts at market value	$0	$0	$892	$456	$332	$25
Receivable from Protective Life Insurance Company	0	0	0	0	0	0

Total assets-	0	0	892	456	332	25

Liabilities
Payable to Protective Life Insurance Company	0	0	0	0	0	3

Net assets-	$0	$0	$892	$456	$332	$22

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

December 31, 2002
(In Thousands)

	Lord Abbett Growth & Income	Lord Abbett Bond Debenture	Lord Abbett Mid-Cap Value	Total
Assets
Investment in sub-accounts at market value	$1,383	$1,107	$950	$84,715
Receivable from Protective Life Insurance Company	0	0	0	59

Total assets-	1,383	1,107	950	84,774

Liabilities
Payable to Protective Life Insurance Company	0	0	3	79

Net assets-	$1,383	$1,107	$947	$84,695

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2001
(In Thousands)

	PIC Growth and Income	PIC International Equity	PIC Global Income	PIC Small Cap Value	PIC CORE US Equity	PIC Capital Growth	Calvert Social Small Cap Growth
Assets
Investment in sub-accounts at market value	$3,369	$3,866	$1,373	$2,750	$6,549	$8,181	$122
Receivable from Protective Life Insurance Company	0	0	3	0	0	0	0

Total assets-	3,369	3,866	1,376	2,750	6,549	8,181	122

Liabilities
Payable to Protective Life Insurance Company	5	32	0	15	5	0	0

Net assets-	$3,364	$3,834	$1,376	$2,735	$6,544	$8,181	$122

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

December 31, 2001
(In Thousands)

	Calvert Social Balanced	MFS Emerging Growth	MFS Research	MFS Investors Trust	MFS Total Return	MFS New Discovery	MFS Utilities
Assets
Investment in sub-accounts at market value	$825	$4,049	$5,032	$3,490	$2,220	$1,557	$749
Receivable from Protective Life Insurance Company	0	0	0	0	0	0	0

Total assets-	825	4,049	5,032	3,490	2,220	1,557	749

Liabilities
Payable to Protective Life Insurance Company	0	14	3	4	0	12	1

Net assets-	$825	$4,035	$5,029	$3,486	$2,220	$1,545	$748

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

December 31, 2001
(In Thousands)

	MFS Investors Growth Stock	Oppenheimer Aggressive Growth	Oppenheimer Capital Appreciation	Oppenheimer Main Street Growth and Income	Oppenheimer Money Fund	Oppenheimer Strategic Bond	Oppenheimer Global Securities
Assets
Investment in sub-accounts at market value	$1,264	$3,313	$6,491	$4,548	$3,037	$1,748	$2,572
Receivable from Protective Life Insurance Company	0	0	5	0	0	3	18

Total assets-	1,264	3,313	6,496	4,548	3,037	1,751	2,590

Liabilities
Payable to Protective Life Insurance Company	0	17	0	7	18	0	0

Net assets-	$1,264	$3,296	$6,496	$4,541	$3,019	$1,751	$2,590

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

December 31, 2001
(In Thousands)

	Oppenheimer High Income	Van Eck Hard Asset	Van Eck Real Estate	Van Kampen Emerging Growth	Van Kampen Enterprise	Van Kampen Comstock	Van Kampen Growth and Income
Assets
Investment in sub-accounts at market value	$509	$3	$25	$2,357	$1,397	$2,740	$2,354
Receivable from Protective Life Insurance Company	0	0	0	0	0	0	0

Total assets-	509	3	25	2,357	1,397	2,740	2,354

Liabilities
Payable to Protective Life Insurance Company	0	0	0	5	0	0	2

Net assets-	$509	$3	$25	$2,352	$1,397	$2,740	$2,352

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

December 31, 2001
(In Thousands)

	Van Kampen Strategic Stock	Van Kampen Asset Allocation	Fidelity Index 500	Fidelity Growth	Fidelity ContraFund	Total
Assets
Investment in sub-accounts at market value	$108	$91	$446	$133	$98	$77,366
Receivable from Protective Life Insurance Company	0	0	0	0	0	29

Total assets-	108	91	446	133	98	77,395

Liabilities
Payable to Protective Life Insurance Company	0	0	0	0	0	140

Net assets-	$108	$91	$446	$133	$98	$77,255

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2002
(In Thousands)

	PIC Growth and Income	PIC International Equity	PIC Global Income	PIC Small Cap Value	PIC CORE US Equity	PIC Capital Growth	Calvert Social Small Cap Growth
Investment income
Dividends	$29	$45	$99	$34	$43	$28	$1

Net realized and unrealized gains (losses) on investments
Net realized gain (loss) from redemption of investment shares	(7)	(12)	0	(15)	(5)	(60)	(1)
Capital gain distribution	0	0	0	248	0	0	2

Net realized gain (loss) on investments	(7)	(12)	0	233	(5)	(60)	1
Net unrealized appreciation (depreciation) on investments during the period	(438)	(744)	5	(507)	(1,623)	(2,043)	(28)

Net realized and unrealized gain (loss) on investments	(445)	(756)	5	(274)	(1,628)	(2,103)	(27)

Net increase (decrease) in net assets resulting from operations-	$(416)	$(711)	$104	$(240)	$(1,585)	$(2,075)	$(26)

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED

For the Year Ended December 31, 2002
(In Thousands)

	Calvert Social Balanced	MFS Emerging Growth	MFS Research	MFS Investors Trust	MFS Total Return	MFS New Discovery	MFS Utilities
Investment income
Dividends	$10	$0	$12	$19	$42	$0	$19

Net realized and unrealized gains (losses) on investments
Net realized gain (loss) from redemption of investment shares	(84)	(64)	(33)	(4)	(13)	(16)	(8)
Capital gain distribution	0	0	0	0	34	0	0

Net realized gain (loss) on investments	(84)	(64)	(33)	(4)	21	(16)	(8)
Net unrealized appreciation (depreciation) on investments during the period	2	(1,321)	(1,272)	(862)	(197)	(528)	(205)

Net realized and unrealized gain (loss) on investments	(82)	(1,385)	(1,305)	(866)	(176)	(544)	(213)

Net increase (decrease) in net assets resulting from operations-	$(72)	$(1,385)	$(1,293)	$(847)	$(134)	$(544)	$(194)

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED

For the Year Ended December 31, 2002
(In Thousands)

	MFS Investors Growth Stock	Oppenheimer Aggressive Growth	Oppenheimer Capital Appreciation	Oppenheimer Main Street Growth and Income	Oppenheimer Money Fund	Oppenheimer Strategic Bond	Oppenheimer Global Securities
Investment income
Dividends	$0	$19	$34	$33	$58	$128	$13

Net realized and unrealized gains (losses) on investments
Net realized gain (loss) from redemption of investment shares	(1)	(73)	(3)	(46)	0	6	(2)
Capital gain distribution	0	0	0	0	0	0	0

Net realized gain (loss) on investments	(1)	(73)	(3)	(46)	0	6	(2)
Net unrealized appreciation (depreciation) on investments during the period	(429)	(878)	(1,964)	(973)	0	40	(649)

Net realized and unrealized gain (loss) on investments	(430)	(951)	(1,967)	(1,019)	0	46	(651)

Net increase (decrease) in net assets resulting from operations-	$(430)	$(932)	$(1,933)	$(986)	$58	$174	$(638)

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED

For the Year Ended December 31, 2002
(In Thousands)

	Oppenheimer High Income	Van Eck Hard Asset	Van Eck Real Estate	Van Kampen Emerging Growth	Van Kampen Enterprise	Van Kampen Comstock	Van Kampen Growth and Income
Investment income
Dividends	$55	$0	$1	$8	$6	$22	$27

Net realized and unrealized gains (losses) on investments
Net realized gain (loss) from redemption of investment shares	0	0	2	(8)	(2)	(5)	(8)
Capital gain distribution	0	0	0	0	0	26	0

Net realized gain (loss) on investments	0	0	2	(8)	(2)	21	(8)
Net unrealized appreciation (depreciation) on investments during the period	(69)	0	(2)	(939)	(568)	(788)	(591)

Net realized and unrealized gain (loss) on investments	(69)	0	0	(947)	(570)	(767)	(599)

Net increase (decrease) in net assets resulting from operations	$(14)	$0	$1	$(939)	$(564)	$(745)	$(572)

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED

For the Year Ended December 31, 2002
(In Thousands)

	Van Kampen Strategic Stock	Van Kampen Asset Allocation	Fidelity Index 500	Fidelity Growth	Fidelity ContraFund	Van Kampen Aggressive Growth
Investment income
Dividends	$4	$6	$6	$0	$1	$0

Net realized and unrealized gains (losses) on investments
Net realized gain (loss) from redemption of investment shares	7	(12)	(2)	0	(5)	0
Capital gain distribution	0	1	0	0	0	0

Net realized gain (loss) on investments	7	(11)	(2)	0	(5)	0
Net unrealized appreciation (depreciation) on investments during the period	(5)	1	(170)	(135)	(21)	(1)

Net realized and unrealized gain (loss) on investments	2	(10)	(172)	(135)	(26)	(1)

Net increase (decrease) in net assets resulting from operations	$6	$(4)	$(166)	$(135)	$(25)	$(1)

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED

For the Year Ended December 31, 2002
(In Thousands)

	Lord Abbett Growth & Income	Lord Abbett Bond Debenture	Lord Abbett Mid-Cap Value	Total
Investment income
Dividends	$7	$21	$5	$835

Net realized and unrealized gains (losses) on investments
Net realized gain (loss) from redemption of investment shares	0	0	(1)	(475)
Capital gain distribution	0	2	0	313

Net realized gain (loss) on investments	0	2	(1)	(162)
Net unrealized appreciation (depreciation) on investments during the period	(12)	3	(10)	(17,921)

Net realized and unrealized gain (loss) on investments	(12)	5	(11)	(18,083)

Net increase (decrease) in net assets resulting from operations	$(5)	$26	$(6)	$(17,248)

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2001
(In Thousands)

	PIC Growth and Income	PIC International Equity	PIC Global Income	PIC Small Cap Value	PIC CORE US Equity	PIC Capital Growth	Calvert Social Small Cap Growth
Investment income
Dividends	$18	$28	$104	$22	$56	$26	$0

Net realized and unrealized gains (losses) on investments
Net realized gain (loss) from redemption of investment shares	(11)	(9)	8	(3)	(6)	(29)	(3)
Capital gain distribution	0	576	0	0	850	902	2

Net realized gain (loss) on investments	(11)	567	8	(3)	844	873	(1)
Net unrealized appreciation (depreciation) on investments during the period	(319)	(1,663)	(52)	423	(1,610)	(2,221)	13

Net realized and unrealized gain (loss) on investments	(330)	(1,096)	(44)	420	(766)	(1,348)	12

Net increase (decrease) in net assets resulting from operations	$(312)	$(1,068)	$60	$442	$(710)	$(1,322)	$12

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED

For the Year Ended December 31, 2001
(In Thousands)

	Calvert Social Balanced	MFS Emerging Growth	MFS Research	MFS Investors Trust	MFS Total Return	MFS New Discovery	MFS Utilities
Investment income
Dividends	$31	$0	$1	$15	$31	$0	$27

Net realized and unrealized gains (losses) on investments
Net realized gain (loss) from redemption of investment shares	(1)	(30)	(5)	(3)	7	(13)	(10)
Capital gain distribution	15	264	638	76	46	44	71

Net realized gain (loss) on investments	14	234	633	73	53	31	61
Net unrealized appreciation (depreciation) on investments during the period	(97)	(2,040)	(1,841)	(622)	(61)	(94)	(319)

Net realized and unrealized gain (loss) on investments	(83)	(1,806)	(1,208)	(549)	(8)	(63)	(258)

Net increase (decrease) in net assets resulting from operations	$(52)	$(1,806)	$(1,207)	$(534)	$23	$(63)	$(231)

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED

For the Year Ended December 31, 2001
(In Thousands)

	MFS Investors Growth Stock	Oppenheimer Aggressive Growth	Oppenheimer Capital Appreciation	Oppenheimer Main Street Growth and Income	Oppenheimer Money Fund	Oppenheimer Strategic Bond	Oppenheimer Global Securities
Investment income
Dividends	$1	$33	$36	$20	$75	$36	$15

Net realized and unrealized gains (losses) on investments
Net realized gain (loss) from redemption of investment shares	(4)	(10)	(12)	(1)	0	0	(21)
Capital gain distribution	8	513	542	0	0	39	272

Net realized gain (loss) on investments	4	503	530	(1)	0	39	251
Net unrealized appreciation (depreciation) on investments during the period	(204)	(1,896)	(1,376)	(418)	0	(7)	(542)

Net realized and unrealized gain (loss) on investments	(200)	(1,393)	(846)	(419)	0	32	(291)

Net increase (decrease) in net assets resulting from operations	$(199)	$(1,360)	$(810)	$(399)	$75	$68	$(276)

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED

For the Year Ended December 31, 2001
(In Thousands)

	Oppenheimer High Income	Van Eck Hard Asset	Van Eck Real Estate	Van Kampen Emerging Growth	Van Kampen Enterprise	Van Kampen Comstock	Van Kampen Growth and Income
Investment income
Dividends	$26	$0	$1	$2	$1	$0	$0

Net realized and unrealized gains (losses) on investments
Net realized gain (loss) from redemption of investment shares	1	1	0	(17)	(1)	(1)	5
Capital gain distribution	0	0	0	0	51	4	5

Net realized gain (loss) on investments	1	1	0	(17)	50	3	10
Net unrealized appreciation (depreciation) on investments during the period	(24)	(1)	0	(627)	(198)	(44)	(44)

Net realized and unrealized gain (loss) on investments	(23)	0	0	(644)	(148)	(41)	(34)

Net increase (decrease) in net assets resulting from operations	$3	$0	$1	$(642)	$(147)	$(41)	$(34)

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED

For the Year Ended December 31, 2001
(In Thousands)

	Van Kampen Strategic Stock	Van Kampen Asset Allocation	Fidelity Index 500	Fidelity Growth	Fidelity ContraFund	Total
Investment income
Dividends	$1	$1	$0	$0	$0	$607

Net realized and unrealized gains (losses) on investments
Net realized gain (loss) from redemption of investment shares	0	0	0	0	0	(168)
Capital gain distribution	0	0	0	0	0	4,918

Net realized gain (loss) on investments	0	0	0	0	0	4,750
Net unrealized appreciation (depreciation) on investments during the period	(1)	(1)	(9)	(9)	(2)	(15,906)

Net realized and unrealized gain (loss) on investments	(1)	(1)	(9)	(9)	(2)	(11,156)

Net increase (decrease) in net assets resulting from operations	$0	$0	$(9)	$(9)	$(2)	$(10,549)

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2000
(In Thousands)

	PIC Growth and Income	PIC International Equity	PIC Global Income	PIC Small Cap Value	PIC CORE US Equity	PIC Capital Growth	Calvert Social Small Cap Growth
Investment income
Dividends	$55	$61	$89	$9	$25	$8	$0

Net realized and unrealized gains (losses) on investments
Net realized gain (loss) from redemption of investment shares	(3)	(4)	0	1	(3)	(4)	(1)
Capital gain distribution	66	619	0	0	693	596	6

Net realized gain (loss) on investments	63	615	0	1	690	592	5
Net unrealized appreciation (depreciation) on investments during the period	(297)	(1,355)	12	429	(1,339)	(1,226)	(5)

Net realized and unrealized gain (loss) on investments	(234)	(740)	12	430	(649)	(634)	0

Net increase (decrease) in net assets resulting from operations	$(179)	$(679)	$101	$439	$(624)	$(626)	$0

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED

For the Year Ended December 31, 2000
(In Thousands)

	Calvert Social Balanced	MFS Emerging Growth	MFS Research	MFS Investors Trust	MFS Total Return	MFS New Discovery	MFS Utilities
Investment income
Dividends	$10	$0	$2	$11	$23	$0	$3

Net realized and unrealized gains (losses) on investments
Net realized gain (loss) from redemption of investment shares	0	(6)	2	3	0	0	1
Capital gain distribution	17	255	298	20	22	8	25

Net realized gain (loss) on investments	17	249	300	23	22	8	26
Net unrealized appreciation (depreciation) on investments during the period	(43)	(1,438)	(618)	(17)	138	(63)	(8)

Net realized and unrealized gain (loss) on investments	(26)	(1,189)	(318)	6	160	(55)	18

Net increase (decrease) in net assets resulting from operations	$(16)	$(1,189)	$(316)	$17	$183	$(55)	$21

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED

For the Year Ended December 31, 2000
(In Thousands)

	MFS Investors Growth Stock	Oppenheimer Aggressive Growth	Oppenheimer Capital Appreciation	Oppenheimer Main Street Growth and Income	Oppenheimer Money Fund	Oppenheimer Strategic Bond	Oppenheimer Global Securities
Investment income
Dividends	$0	$0	$5	$10	$76	$52	$2

Net realized and unrealized gains (losses) on investments
Net realized gain (loss) from redemption of investment shares	0	0	1	1	0	0	0
Capital gain distribution	0	124	260	132	0	0	88

Net realized gain (loss) on investments	0	124	261	133	0	0	88
Net unrealized appreciation (depreciation) on investments during the period	(34)	(972)	(447)	(441)	0	(30)	(108)

Net realized and unrealized gain (loss) on investments	(34)	(848)	(186)	(308)	0	(30)	(20)

Net increase (decrease) in net assets resulting from operations	$(34)	$(848)	$(181)	$(298)	$76	$22	$(18)

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED

For the Year Ended December 31, 2000
(In Thousands)

	Oppenheimer High Income	Van Eck Hard Asset	Van Eck Real Estate	Van Kampen Emerging Growth	Van Kampen Enterprise	Van Kampen Comstock	Van Kampen Growth and Income
Investment income
Dividends	$6	$0	$0	$0	$0	$3	$5

Net realized and unrealized gains (losses) on investments
Net realized gain (loss) from redemption of investment shares	0	0	0	2	0	0	1
Capital gain distribution	0	0	0	0	0	3	26

Net realized gain (loss) on investments	0	0	0	2	0	3	27
Net unrealized appreciation (depreciation) on investments during the period	(13)	1	2	(239)	(87)	47	(3)

Net realized and unrealized gain (loss) on investments	(13)	1	2	(237)	(87)	50	24

Net increase (decrease) in net assets resulting from operations	$(7)	$1	$2	$(237)	$(87)	$53	$29

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED

For the Year Ended December 31, 2000
(In Thousands)

	Van Kampen Strategic Stock	Van Kampen Asset Allocation	Total
Investment income
Dividends	$0	$0	$455

Net realized and unrealized gains (losses) on investments
Net realized gain (loss) from redemption of investment shares	0	0	(9)
Capital gain distribution	0	0	3,258

Net realized gain (loss) on investments	0	0	3,249
Net unrealized appreciation (depreciation) on investments during the period	5	0	(8,149)

Net realized and unrealized gain (loss) on investments	5	0	(4,900)

Net increase (decrease) in net assets resulting from operations-	$5	$0	$(4,445)

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS

For the Year Ended December 31, 2002
(In Thousands)

	PIC Growth and Income	PIC International Equity	PIC Global Income	PIC Small Cap Value	PIC CORE US Equity	PIC Capital Growth	Calvert Social Small Cap Growth
From operations
Net investment income (loss)	$29	$45	$99	$34	$43	$28	$1
Net realized gain (loss) on investments	(7)	(12)	0	233	(5)	(60)	1
Net unrealized appreciation (depreciation) of investments during the period	(438)	(744)	5	(507)	(1,623)	(2,043)	(28)

Net increase (decrease) in net assets resulting from operations	(416)	(711)	104	(240)	(1,585)	(2,075)	(26)

From variable life policy transactions
Contract owners' net payments	677	872	232	567	1,310	1,450	0
Mortality and expense risk charges	(32)	(32)	(14)	(28)	(55)	(65)	(1)
Cost of insurance and administrative charges	(336)	(384)	(135)	(287)	(576)	(689)	(9)
Surrenders	(69)	(128)	(26)	(120)	(128)	(223)	(1)
Death benefits	(45)	0	0	0	(41)	(1)	0
Net policy loan repayments (withdrawals)	(2)	(31)	(12)	(23)	(8)	(15)	0
Transfers (to) from other portfolios	682	(212)	564	664	482	(127)	(3)

Net increase (decrease) in net assets resulting from variable life policy transactions	875	85	609	773	984	330	(14)

Net increase (decrease) in net assets	459	(626)	713	533	(601)	(1,745)	(40)
Net assets, beginning of year	3,364	3,834	1,376	2,735	6,544	8,181	122

Net assets, end of year	$3,823	$3,208	$2,089	$3,268	$5,943	$6,436	$82

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED

For the Year Ended December 31, 2002
(In Thousands)

	Calvert Social Balanced	MFS Emerging Growth	MFS Research	MFS Investors Trust	MFS Total Return	MFS New Discovery	MFS Utilities
From operations
Net investment income (loss)	$10	$0	$12	$19	$42	$0	$19
Net realized gain (loss) on investments	(84)	(64)	(33)	(4)	21	(16)	(8)
Net unrealized appreciation (depreciation) of investments during the period	2	(1,321)	(1,272)	(862)	(197)	(528)	(205)

Net increase (decrease) in net assets resulting from operations	(72)	(1,385)	(1,293)	(847)	(134)	(544)	(194)

From variable life policy transactions
Contract owners' net payments	73	948	1,014	706	372	475	187
Mortality and expense risk charges	(5)	(29)	(41)	(33)	(25)	(12)	(6)
Cost of insurance and administrative charges	(50)	(401)	(464)	(348)	(230)	(179)	(82)
Surrenders	(19)	(98)	(151)	(76)	(43)	(43)	(6)
Death benefits	0	0	(1)	(41)	0	0	0
Net policy loan repayments (withdrawals)	(3)	(39)	(11)	(2)	(7)	(15)	(2)
Transfers (to) from other portfolios	(413)	(377)	(104)	994	1,328	(1)	68

Net increase (decrease) in net assets resulting from variable life policy transactions	(417)	4	242	1,200	1,395	225	159

Net increase (decrease) in net assets	(489)	(1,381)	(1,051)	353	1,261	(319)	(35)
Net assets, beginning of year	825	4,035	5,029	3,486	2,220	1,545	748

Net assets, end of year	$336	$2,654	$3,978	$3,839	$3,481	$1,226	$713

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED

For the Year Ended December 31, 2002
(In Thousands)

	MFS Investors Growth Stock	Oppenheimer Aggressive Growth	Oppenheimer Capital Appreciation	Oppenheimer Main Street Growth and Income	Oppenheimer Money Fund	Oppenheimer Strategic Bond	Oppenheimer Global Securities
From operations
Net investment income (loss)	$0	$19	$34	$33	$58	$128	$13
Net realized gain (loss) on investments	(1)	(73)	(3)	(46)	0	6	(2)
Net unrealized appreciation (depreciation) of investments during the period	(429)	(878)	(1,964)	(973)	0	40	(649)

Net increase (decrease) in net assets resulting from operations	(430)	(932)	(1,933)	(986)	58	174	(638)

From variable life policy transactions
Contract owners' net payments	349	902	1,403	913	1,343	259	599
Mortality and expense risk charges	(12)	(25)	(54)	(42)	(36)	(19)	(23)
Cost of insurance and administrative charges	(160)	(365)	(648)	(414)	(477)	(174)	(297)
Surrenders	(21)	(137)	(183)	(111)	(435)	(30)	(55)
Death benefits	0	0	(1)	(44)	0	0	0
Net policy loan repayments (withdrawals)	(1)	(46)	(19)	(7)	(6)	(25)	(27)
Transfers (to) from other portfolios	387	(333)	615	895	1,744	955	235

Net increase (decrease) in net assets resulting from variable life policy transactions	542	(4)	1,113	1,190	2,133	966	432

Net increase (decrease) in net assets	112	(936)	(820)	204	2,191	1,140	(206)
Net assets, beginning of year	1,264	3,296	6,496	4,541	3,019	1,751	2,590

Net assets, end of year	$1,376	$2,360	$5,676	$4,745	$5,210	$2,891	$2,384

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED

For the Year Ended December 31, 2002
(In Thousands)

	Oppenheimer High Income	Van Eck Hard Asset	Van Eck Real Estate	Van Kampen Emerging Growth	Van Kampen Enterprise	Van Kampen Comstock	Van Kampen Growth and Income
From operations
Net investment income (loss)	$55	$0	$1	$8	$6	$22	$27
Net realized gain (loss) on investments	0	0	2	(8)	(2)	21	(8)
Net unrealized appreciation (depreciation) of investments during the period	(69)	0	(2)	(939)	(568)	(788)	(591)

Net increase (decrease) in net assets resulting from operations	(14)	0	1	(939)	(564)	(745)	(572)

From variable life policy transactions
Contract owners' net payments	62	0	(2)	832	462	768	719
Mortality and expense risk charges	(6)	0	0	(22)	(15)	(32)	(30)
Cost of insurance and administrative charges	(44)	0	(1)	(322)	(197)	(354)	(327)
Surrenders	(6)	0	0	(45)	(31)	(70)	(40)
Death benefits	0	0	0	0	0	0	(48)
Net policy loan repayments (withdrawals)	(5)	0	0	(10)	2	1	(3)
Transfers (to) from other portfolios	276	(3)	0	468	737	2,149	2,430

Net increase (decrease) in net assets resulting from variable life policy transactions	277	(3)	(3)	901	958	2,462	2,701

Net increase (decrease) in net assets	263	(3)	(2)	(38)	394	1,717	2,129
Net assets, beginning of year	509	3	25	2,352	1,397	2,740	2,352

Net assets, end of year	$772	$0	$23	$2,314	$1,791	$4,457	$4,481

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED

For the Year Ended December 31, 2002
(In Thousands)

	Van Kampen Strategic Stock	Van Kampen Asset Allocation	Fidelity Index 500	Fidelity Growth	Fidelity ContraFund	Van Kampen Aggressive Growth
From operations
Net investment income (loss)	$4	$6	$6	$0	$1	$0
Net realized gain (loss) on investments	7	(11)	(2)	0	(5)	0
Net unrealized appreciation (depreciation) of investments during the period	(5)	1	(170)	(135)	(21)	(1)

Net increase (decrease) in net assets resulting from operations	6	(4)	(166)	(135)	(25)	(1)

From variable life policy transactions
Contract owners' net payments	8	8	147	146	61	3
Mortality and expense risk charges	0	0	(6)	(3)	(2)	0
Cost of insurance and administrative charges	(4)	(4)	(91)	(38)	(28)	(2)
Surrenders	0	0	(15)	0	0	0
Death benefits	0	0	0	0	0	0
Net policy loan repayments (withdrawals)	0	0	(3)	0	(3)	0
Transfers (to) from other portfolios	(118)	(91)	580	353	231	22

Net increase (decrease) in net assets resulting from variable life policy transactions	(114)	(87)	612	458	259	23

Net increase (decrease) in net assets	(108)	(91)	446	323	234	22
Net assets, beginning of year	108	91	446	133	98	0

Net assets, end of year	$0	$0	$892	$456	$332	$22

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED

For the Year Ended December 31, 2002
(In Thousands)

	Lord Abbett Growth & Income	Lord Abbett Bond Debenture	Lord Abbett Mid-Cap Value	Total
From operations
Net investment income (loss)	$7	$21	$5	$835
Net realized gain (loss) on investments	0	2	(1)	(162)
Net unrealized appreciation (depreciation) of investments during the period	(12)	3	(10)	(17,921)

Net increase (decrease) in net assets resulting from operations	(5)	26	(6)	(17,248)

From variable life policy transactions
Contract owners' net payments	62	26	68	18,021
Mortality and expense risk charges	(2)	(2)	(2)	(711)
Cost of insurance and administrative charges	(19)	(15)	(21)	(8,172)
Surrenders	(2)	0	(3)	(2,315)
Death benefits	0	0	0	(222)
Net policy loan repayments (withdrawals)	0	0	0	(322)
Transfers (to) from other portfolios	1,349	1,072	911	18,409

Net increase (decrease) in net assets resulting from variable life policy transactions	1,388	1,081	953	24,688

Net increase (decrease) in net assets	1,383	1,107	947	7,440
Net assets, beginning of year	0	0	0	77,255

Net assets, end of year	$1,383	$1,107	$947	$84,695

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS

For the Year Ended December 31, 2001
(In Thousands)

	PIC Growth and Income	PIC International Equity	PIC Global Income	PIC Small Cap Value	PIC CORE US Equity	PIC Capital Growth
From operations
Net investment income (loss)	$18	$28	$104	$22	$56	$26
Net realized gain (loss) on investments	(11)	567	8	(3)	844	873
Net unrealized appreciation (depreciation) of investments during the period	(319)	(1,663)	(52)	423	(1,610)	(2,221)

Net increase (decrease) in net assets resulting from operations	(312)	(1,068)	60	442	(710)	(1,322)

From variable life policy transactions
Contract owners' net payments	521	848	164	412	1,174	1,441
Mortality and expense risk charges	(28)	(37)	(11)	(21)	(55)	(74)
Cost of insurance and administrative charges	(241)	(399)	(85)	(206)	(506)	(676)
Surrenders	(77)	(104)	(289)	(102)	(99)	(186)
Death benefits	0	0	0	0	0	0
Net policy loan repayments (withdrawals)	(30)	(19)	(9)	(8)	(45)	(52)
Transfers (to) from other portfolios	518	144	166	314	648	384

Net increase (decrease) in net assets resulting from variable life policy transactions	663	433	(64)	389	1,117	837

Net increase (decrease) in net assets	351	(635)	(4)	831	407	(485)
Net assets, beginning of year	3,013	4,469	1,380	1,904	6,137	8,666

Net assets, end of year	$3,364	$3,834	$1,376	$2,735	$6,544	$8,181

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED

For the Year Ended December 31, 2001
(In Thousands)

	Calvert Social Small Cap Growth	Calvert Social Balanced	MFS Emerging Growth	MFS Research	MFS Investors Trust	MFS Total Return
From operations
Net investment income (loss)	$0	$31	$0	$1	$15	$31
Net realized gain (loss) on investments	(1)	14	234	633	73	53
Net unrealized appreciation (depreciation) of investments during the period	13	(97)	(2,040)	(1,841)	(622)	(61)

Net increase (decrease) in net assets resulting from operations	12	(52)	(1,806)	(1,207)	(534)	23

From variable life policy transactions
Contract owners' net payments	3	139	1,072	999	488	249
Mortality and expense risk charges	(1)	(7)	(37)	(44)	(28)	(15)
Cost of insurance and administrative charges	(14)	(61)	(432)	(430)	(241)	(123)
Surrenders	(4)	(1)	(79)	(122)	(64)	(9)
Death benefits	0	0	0	0	0	0
Net policy loan repayments (withdrawals)	0	(1)	(35)	(46)	(16)	(12)
Transfers (to) from other portfolios	(26)	218	367	529	795	735

Net increase (decrease) in net assets resulting from variable life policy transactions	(42)	287	856	886	934	825

Net increase (decrease) in net assets	(30)	235	(950)	(321)	400	848
Net assets, beginning of year	152	590	4,985	5,350	3,086	1,372

Net assets, end of year	$122	$825	$4,035	$5,029	$3,486	$2,220

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED

For the Year Ended December 31, 2001
(In Thousands)

	MFS New Discovery	MFS Utilities	MFS Investors Growth Stock	Oppenheimer Aggressive Growth	Oppenheimer Capital Appreciation	Oppenheimer Main Street Growth and Income
From operations
Net investment income (loss)	$0	$27	$1	$33	$36	$20
Net realized gain (loss) on investments	31	61	4	503	530	(1)
Net unrealized appreciation (depreciation) of investments during the period	(94)	(319)	(204)	(1,896)	(1,376)	(418)

Net increase (decrease) in net assets resulting from operations	(63)	(231)	(199)	(1,360)	(810)	(399)

From variable life policy transactions
Contract owners' net payments	415	149	241	880	1,201	596
Mortality and expense risk charges	(12)	(7)	(9)	(30)	(54)	(35)
Cost of insurance and administrative charges	(159)	(64)	(83)	(384)	(534)	(278)
Surrenders	(21)	(25)	(19)	(79)	(125)	(79)
Death benefits	0	0	0	0	0	0
Net policy loan repayments (withdrawals)	(9)	(1)	0	(30)	(76)	(20)
Transfers (to) from other portfolios	287	249	900	444	1,162	1,205

Net increase (decrease) in net assets resulting from variable life policy transactions	501	301	1,030	801	1,574	1,389

Net increase (decrease) in net assets	438	70	831	(559)	764	990
Net assets, beginning of year	1,107	678	433	3,855	5,732	3,551

Net assets, end of year	$1,545	$748	$1,264	$3,296	$6,496	$4,541

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED

For the Year Ended December 31, 2001
(In Thousands)

	Oppenheimer Money Fund	Oppenheimer Strategic Bond	Oppenheimer Global Securities	Oppenheimer High Income	Van Eck Hard Asset	Van Eck Real Estate
From operations
Net investment income (loss)	$75	$36	$15	$26	$0	$1
Net realized gain (loss) on investments	0	39	251	1	1	0
Net unrealized appreciation (depreciation) of investments during the period	0	(7)	(542)	(24)	(1)	0

Net increase (decrease) in net assets resulting from operations	75	68	(276)	3	0	1

From variable life policy transactions
Contract owners' net payments	713	154	561	43	0	0
Mortality and expense risk charges	(19)	(12)	(21)	(3)	0	0
Cost of insurance and administrative charges	(311)	(90)	(231)	(21)	0	(2)
Surrenders	(69)	(34)	(16)	(29)	0	0
Death benefits	0	0	0	0	0	0
Net policy loan repayments (withdrawals)	(9)	(8)	(44)	(3)	0	0
Transfers (to) from other portfolios	1,421	653	801	287	(7)	(6)

Net increase (decrease) in net assets resulting from variable life policy transactions	1,726	663	1,050	274	(7)	(8)

Net increase (decrease) in net assets	1,801	731	774	277	(7)	(7)
Net assets, beginning of year	1,218	1,020	1,816	232	10	32

Net assets, end of year	$3,019	$1,751	$2,590	$509	$3	$25

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED

For the Year Ended December 31, 2001
(In Thousands)

	Van Kampen Emerging Growth	Van Kampen Enterprise	Van Kampen Comstock	Van Kampen Growth and Income	Van Kampen Strategic Stock	Van Kampen Asset Allocation
From operations
Net investment income (loss)	$2	$1	$0	$0	$1	$1
Net realized gain (loss) on investments	(17)	50	3	10	0	0
Net unrealized appreciation (depreciation) of investments during the period	(627)	(198)	(44)	(44)	(1)	(1)

Net increase (decrease) in net assets resulting from operations	(642)	(147)	(41)	(34)	0	0

From variable life policy transactions
Contract owners' net payments	586	283	388	290	14	6
Mortality and expense risk charges	(17)	(9)	(15)	(12)	(1)	(1)
Cost of insurance and administrative charges	(215)	(94)	(147)	(115)	(6)	(4)
Surrenders	(7)	(16)	(25)	(32)	0	0
Death benefits	0	0	0	0	0	0
Net policy loan repayments (withdrawals)	(12)	(2)	(2)	(28)	0	0
Transfers (to) from other portfolios	1,556	740	2,106	1,703	48	69

Net increase (decrease) in net assets resulting from variable life policy transactions	1,891	902	2,305	1,806	55	70

Net increase (decrease) in net assets	1,249	755	2,264	1,772	55	70
Net assets, beginning of year	1,103	642	476	580	53	21

Net assets, end of year	$2,352	$1,397	$2,740	$2,352	$108	$91

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED

For the Year Ended December 31, 2001
(In Thousands)

	Fidelity Index 500	Fidelity Growth	Fidelity ContraFund	Total
From operations
Net investment income (loss)	$0	$0	$0	$607
Net realized gain (loss) on investments	0	0	0	4,750
Net unrealized appreciation (depreciation) of investments during the period	(9)	(9)	(2)	(15,906)

Net increase (decrease) in net assets resulting from operations	(9)	(9)	(2)	(10,549)

From variable life policy transactions
Contract owners' net payments	34	4	11	14,079
Mortality and expense risk charges	(2)	(1)	0	(618)
Cost of insurance and administrative charges	(21)	(9)	(7)	(6,189)
Surrenders	0	0	0	(1,712)
Death benefits	0	0	0	0
Net policy loan repayments (withdrawals)	0	0	0	(517)
Transfers (to) from other portfolios	444	148	96	19,098

Net increase (decrease) in net assets resulting from variable life policy transactions	455	142	100	24,141

Net increase (decrease) in net assets	446	133	98	13,592
Net assets, beginning of year	0	0	0	63,663

Net assets, end of year	$446	$133	$98	$77,255

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS

For the Year Ended December 31, 2000
(In Thousands)

	PIC Growth and Income	PIC International Equity	PIC Global Income	PIC Small Cap Value	PIC CORE US Equity	PIC Capital Growth	Calvert Social Small Cap Growth
From operations
Net investment income (loss)	$55	$61	$89	$9	$25	$8	$0
Net realized gain (loss) on investments	63	615	0	1	690	592	5
Net unrealized appreciation (depreciation) of investments during the period	(297)	(1,355)	12	429	(1,339)	(1,226)	(5)

Net increase (decrease) in net assets resulting from operations	(179)	(679)	101	439	(624)	(626)	0

From variable life policy transactions
Contract owners' net payments	602	820	134	398	894	1,425	25
Mortality and expense risk charges	(28)	(39)	(10)	(14)	(50)	(75)	(1)
Cost of insurance and administrative charges	(226)	(330)	(65)	(138)	(394)	(576)	(12)
Surrenders	(190)	(212)	(53)	(154)	(55)	(320)	0
Death benefits	0	0	0	0	0	0	0
Net policy loan repayments (withdrawals)	(18)	(23)	2	(7)	(55)	(42)	0
Transfers (to) from other portfolios	136	1,554	501	255	2,034	2,162	101

Net increase (decrease) in net assets resulting from variable life policy transactions	276	1,770	509	340	2,374	2,574	113

Net increase (decrease) in net assets	97	1,091	610	779	1,750	1,948	113
Net assets, beginning of year	2,916	3,378	770	1,125	4,387	6,718	39

Net assets, end of year	$3,013	$4,469	$1,380	$1,904	$6,137	$8,666	$152

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED

For the Year Ended December 31, 2000
(In Thousands)

	Calvert Social Balanced	MFS Emerging Growth	MFS Research	MFS Investors Trust	MFS Total Return	MFS New Discovery	MFS Utilities
From operations
Net investment income (loss)	$10	$0	$2	$11	$23	$0	$3
Net realized gain (loss) on investments	17	249	300	23	22	8	26
Net unrealized appreciation (depreciation) of investments during the period	(43)	(1,438)	(618)	(17)	138	(63)	(8)

Net increase (decrease) in net assets resulting from operations	(16)	(1,189)	(316)	17	183	(55)	21

From variable life policy transactions
Contract owners' net payments	94	900	798	379	123	205	51
Mortality and expense risk charges	(4)	(44)	(46)	(24)	(10)	(6)	(4)
Cost of insurance and administrative charges	(40)	(393)	(354)	(174)	(71)	(70)	(21)
Surrenders	(2)	(73)	(87)	(45)	(7)	(21)	0
Death benefits	0	0	0	0	0	0	0
Net policy loan repayments (withdrawals)	(15)	(55)	(28)	(36)	(4)	4	1
Transfers (to) from other portfolios	452	2,339	1,609	1,036	552	845	453

Net increase (decrease) in net assets resulting from variable life policy transactions	485	2,674	1,892	1,136	583	957	480

Net increase (decrease) in net assets	469	1,485	1,576	1,153	766	902	501
Net assets, beginning of year	121	3,500	3,774	1,933	606	205	177

Net assets, end of year	$590	$4,985	$5,350	$3,086	$1,372	$1,107	$678

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED

For the Year Ended December 31, 2000
(In Thousands)

	MFS Investors Growth Stock	Oppenheimer Aggressive Growth	Oppenheimer Capital Appreciation	Oppenheimer Main Street Growth and Income	Oppenheimer Money Fund	Oppenheimer Strategic Bond	Oppenheimer Global Securities
From operations
Net investment income (loss)	$0	$0	$5	$10	$76	$52	$2
Net realized gain (loss) on investments	0	124	261	133	0	0	88
Net unrealized appreciation (depreciation) of investments during the period	(34)	(972)	(447)	(441)	0	(30)	(108)

Net increase (decrease) in net assets resulting from operations	(34)	(848)	(181)	(298)	76	22	(18)

From variable life policy transactions
Contract owners' net payments	27	769	888	382	202	123	206
Mortality and expense risk charges	(1)	(36)	(43)	(28)	(10)	(7)	(9)
Cost of insurance and administrative charges	(4)	(319)	(362)	(179)	(67)	(59)	(90)
Surrenders	(2)	(87)	(57)	(57)	0	(23)	(6)
Death benefits	0	0	0	0	0	0	0
Net policy loan repayments (withdrawals)	0	(14)	6	(19)	(13)	0	(4)
Transfers (to) from other portfolios	447	2,206	2,205	1,838	(1,366)	368	1,373

Net increase (decrease) in net assets resulting from variable life policy transactions	467	2,519	2,637	1,937	(1,254)	402	1,470

Net increase (decrease) in net assets	433	1,671	2,456	1,639	(1,178)	424	1,452
Net assets, beginning of year	0	2,184	3,276	1,912	2,396	596	364

Net assets, end of year	$433	$3,855	$5,732	$3,551	$1,218	$1,020	$1,816

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED

For the Year Ended December 31, 2000
(In Thousands)

	Oppenheimer High Income	Van Eck Hard Asset	Van Eck Real Estate	Van Kampen Emerging Growth	Van Kampen Enterprises	Van Kampen Comstock	Van Kampen Growth and Income
From operations
Net investment income (loss)	$6	$0	$0	$0	$0	$3	$5
Net realized gain (loss) on investments	0	0	0	2	0	3	27
Net unrealized appreciation (depreciation) of investments during the period	(13)	1	2	(239)	(87)	47	(3)

Net increase (decrease) in net assets resulting from operations	(7)	1	2	(237)	(87)	53	29

From variable life policy transaction s
Contract owners' net payments	1	1	0	90	40	31	14
Mortality and expense risk charges	(1)	0	0	(3)	(1)	(1)	(1)
Cost of insurance and administrative charges	(4)	(1)	(2)	(33)	(9)	(7)	(8)
Surrenders	0	0	0	(3)	0	(2)	0
Death benefits	0	0	0	0	0	0	0
Net policy loan repayments (withdrawals)	0	0	0	(5)	(2)	(1)	(2)
Transfers (to) from other portfolios	179	(2)	31	1,294	701	403	548

Net increase (decrease) in net assets resulting from variable life policy transactions	175	(2)	29	1,340	729	423	551

Net increase (decrease) in net assets	168	(1)	31	1,103	642	476	580
Net assets, beginning of year	64	11	1	0	0	0	0

Net assets, end of year	$232	$10	$32	$1,103	$642	$476	$580

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED

For the Year Ended December 31, 2000
(In Thousands)

	Van Kampen Strategic Stock	Van Kampen Asset Allocation	Total
From operations
Net investment income (loss)	$0	$0	$455
Net realized gain (loss) on investments	0	0	3,249
Net unrealized appreciation (depreciation) of investments during the period	5	0	(8,149)

Net increase (decrease) in net assets resulting from operations	5	0	(4,445)

From variable life policy transactions
Contract owners' net payments	0	0	9,622
Mortality and expense risk charges	0	0	(496)
Cost of insurance and administrative charges	0	0	(4,008)
Surrenders	(2)	0	(1,458)
Death benefits	0	0	0
Net policy loan repayments (withdrawals)	0	0	(330)
Transfers (to) from other portfolios	50	21	24,325

Net increase (decrease) in net assets resulting from variable life policy transactions	48	21	27,655

Net increase (decrease) in net assets	53	21	23,210
Net assets, beginning of year	0	0	40,453

Net assets, end of year	$53	$21	$63,663

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2002, 2001 and 2000

1.    ORGANIZATION

        The Protective Variable Life Separate Account (Separate Account) was established by Protective Life Insurance Company (Protective Life) under the provisions of Tennessee law and commenced operations on June 19, 1996. The Separate Account is a separate investment account to which assets are allocated to support the benefits payable under flexible premium variable life insurance policies (Contracts).

        Protective Life has structured the Separate Account into a unit investment trust form registered with the U.S. Securities and Exchange Commission under the Investment Company Act of 1940, as amended.

        At December 31, 2000, the Separate Account was comprised of six proprietary sub-accounts and twenty-four independent sub-accounts. The six proprietary sub-accounts were the PIC Growth and Income, PIC International Equity, PIC Global Income, PIC Small Cap Value, PIC CORE US Equity, and PIC Capital Growth sub-accounts. Funds are transferred to Protective Investment Company (the Fund) in exchange for shares of the corresponding portfolio of the Fund. The twenty-four independent sub-accounts were the Calvert Social Small Cap Growth, Calvert Social Balanced, MFS Emerging Growth, MFS Research, MFS Growth with Income, MFS Total Return, MFS New Discovery, MFS Utilities, MFS Growth, Oppenheimer Aggressive Growth, Oppenheimer Capital Appreciation, Oppenheimer Main Street Growth and Income, Oppenheimer Money Fund, Oppenheimer Strategic Bond, Oppenheimer Global Securities, Oppenheimer High Income, Van Eck Hard Asset, Van Eck Real Estate, Van Kampen Emerging Growth, Van Kampen Enterprise, Van Kampen Comstock, Van Kampen Growth and Income, Van Kampen Strategic Stock, and Van Kampen Asset Allocation. During the year ended December 31, 2001, the Separate Account added three additional sub-accounts. The additional subaccounts were the Fidelity Index 500, Fidelity Growth, and Fidelity Contrafund and were added January 3, 2001 with sales beginning on that date. Also during 2001, the MFS Growth with Income Fund changed its name to MFS Investors Trust Fund and the MFS Growth Fund changed its name to the MFS Investors Growth Stock Fund. On May 1, 2002, the Separate Account began offering the Van Kampen Aggressive Growth Fund, Lord Abbett Growth and Income Fund, Lord Abbett Bond Debenture Fund, and Lord Abbett Mid-Cap Value Fund, with sales beginning on that date.

        Gross premiums from the Contracts are allocated to the sub-accounts in accordance with contract owner instructions and are recorded as variable life policy contract transactions in the statement of changes in net assets. Such amounts are used to provide money to pay contract values under the Contracts (see Note 5). The Separate Account's assets are the property of Protective Life.

        Contract owners may allocate some or all of gross premiums or transfer some or all of the contract value to the Guaranteed Account, which is part of Protective Life's General Account. The assets of Protective Life's General Account support its insurance and annuity obligations and are subject to Protective Life's general liabilities from business operations. The Guaranteed Account's value as of December 31, 2002 and 2001 was approximately $5.8 and $3.4 million, respectively.

        Transfers to/from other portfolios, included in the statement of changes in net assets, include transfers between the individual sub-accounts and the sub-accounts and the Guaranteed Account.

2.    SIGNIFICANT ACCOUNTING POLICIES

        Investment Valuation —  Investments are made in shares and are valued at the net asset values of the respective portfolios. The net assets of each sub-account of the Separate Account reflect the investment management fees and other operating expenses incurred by the Funds. Transactions with the Funds are recorded on the trade date. Dividend income is recorded on the ex-dividend date.

        Realized Gains and Losses —  Realized gains and losses on investments include gains and losses on redemptions of the Funds' shares (determined on the last-in-first-out (LIFO) basis) and capital gain distributions from the Fund.

        Dividend Income and Capital Gain Distributions —  Dividend income and capital gain distributions are recorded on the ex-dividend date. Distributions are from net investment income and net realized gains recorded in the underlying investment company's financials.

        Mortality and Expense Risk —  Protective Life deducts a charge from the net assets of the Separate Account to compensate for the mortality risk assumed, in which the cost of insurance charges may be insufficient to meet actual death benefit claims, and to protect against the risk that fees charged in administering the contracts may not cover actual future expenses. These charges do not apply to the portion of the net assets that are allocated to the General Account. The charges range from .75% to .90% dependent upon the specific type and terms of the contract.

        Surrender Charges —  Protective Life may assess a surrender charge on some products against the net policy assets of a contract owner if the policy is surrendered early. This surrender charge is deducted prior to the payment of any amounts to the contract owner. This surrender charge is made to reimburse Protective Life for some of the expenses incurred with the initial distribution of the policies. Surrender charges are assessed and calculated based on various factors within the policies, and generally decline as the term of the policy increases.

        Cost of Insurance Charges —  Protective Life may assess an insurance charge to compensate for the expense of underwriting the death benefit portion of each contract. This charge depends on a number of variables, including issue age, policy duration, sex and insurance rate classification, and will fluctuate with each individual policy and as time in-force elapses. The cost of insurance charge made against each policy will not exceed the maximum cost of insurance amounts specified and set forth in the individual contracts.

        Use of Estimates —  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make various estimates that affect the reported amounts of assets and liabilities, at the date of the financial statements, as well as the reported amounts of income and expenses, during the reporting period. Actual results could differ from those estimates.

        Federal Income Taxes —  The results of the operations of the Separate Account are included in the federal income tax return of Protective Life Corporation (parent of Protective Life). Under the provisions of the contracts, Protective Life has the right to charge the Separate Account for federal income tax attributable to the Separate Account. No charge has been or is currently being made against the Separate Account for such tax.

3.    INVESTMENTS

        At December 31, 2002 and 2001, the investments by the respective sub-accounts were as follows (in thousands, except share data):

	2002
	Shares	Cost	Market Value
PIC Growth and Income	361,306	$5,034	$3,821
PIC International Equity	442,997	6,184	3,223
PIC Global Income	206,168	2,132	2,085
PIC Small Cap Value	281,971	3,115	3,270
PIC CORE US Equity	472,080	9,738	5,947
PIC Capital Growth	493,019	10,259	6,421
Calvert Social Small Cap Growth	7,461	94	82
Calvert Social Balanced	219,878	471	330
MFS Emerging Growth	222,998	6,004	2,656
MFS Research	368,297	6,921	3,970
MFS Investors Trust	285,247	5,209	3,842
MFS Total Return	203,291	3,606	3,484
MFS New Discovery	117,584	1,870	1,228
MFS Utilities	59,376	1,220	714
MFS Investors Growth Stock	194,746	2,046	1,379
Oppenheimer Aggressive Growth	80,732	5,195	2,360
Oppenheimer Capital Appreciation	212,943	8,607	5,669
Oppenheimer Main Street Growth and Income	310,136	6,346	4,751
Oppenheimer Money Fund	5,224,817	5,225	5,225
Oppenheimer Strategic Bond	632,223	2,886	2,889
Oppenheimer Global Securities	133,817	3,602	2,369
Oppenheimer High Income	102,861	877	772
Van Eck Hard Asset	10	0	0
Van Eck Real Estate	2,257	23	23
Van Kampen Emerging Growth	121,743	4,128	2,324
Van Kampen Enterprise	171,155	2,647	1,794
Van Kampen Comstock	489,762	5,243	4,457
Van Kampen Growth and Income	332,934	5,123	4,485
Van Kampen Strategic Stock	0	0	0
Van Kampen Asset Allocation	0	0	0
Fidelity Index 500	8,943	1,071	892
Fidelity Growth	19,547	600	456
Fidelity ContraFund	18,420	355	332
Van Kampen Aggressive Growth	8,240	26	25
Lord Abbett Growth & Income	73,446	1,395	1,383
Lord Abbett Bond Debenture	104,660	1,104	1,107
Lord Abbett Mid-Cap Value	68,560	960	950

	12,053,625	$119,316	$84,715

	2001
	Shares	Cost	Market Value
PIC Growth and Income	280,150	$4,144	$3,369
PIC International Equity	427,269	6,083	3,866
PIC Global Income	134,751	1,425	1,373
PIC Small Cap Value	199,794	2,088	2,750
PIC CORE US Equity	399,129	8,717	6,549
PIC Capital Growth	472,424	9,976	8,181
Calvert Social Small Cap Growth	8,211	106	122
Calvert Social Balanced	469,291	968	825
MFS Emerging Growth	225,205	6,076	4,049
MFS Research	351,407	6,711	5,032
MFS Investors Trust	203,734	3,995	3,490
MFS Total Return	119,281	2,145	2,220
MFS New Discovery	101,945	1,671	1,557
MFS Utilities	46,974	1,050	749
MFS Investors Growth Stock	129,383	1,502	1,264
Oppenheimer Aggressive Growth	81,353	5,270	3,313
Oppenheimer Capital Appreciation	177,448	7,465	6,491
Oppenheimer Main Street Growth and Income	239,505	5,170	4,548
Oppenheimer Money Fund	3,036,854	3,037	3,037
Oppenheimer Strategic Bond	378,379	1,785	1,748
Oppenheimer Global Securities	112,631	3,156	2,572
Oppenheimer High Income	59,602	545	509
Van Eck Hard Asset	310	3	3
Van Eck Real Estate	2,340	23	25
Van Kampen Emerging Growth	83,112	3,222	2,357
Van Kampen Enterprise	93,794	1,682	1,397
Van Kampen Comstock	239,729	2,738	2,740
Van Kampen Growth and Income	148,042	2,401	2,354
Van Kampen Strategic Stock	9,133	103	108
Van Kampen Asset Allocation	9,057	92	91
Fidelity Index 500	3,432	455	446
Fidelity Growth	3,977	142	133
Fidelity ContraFund	4,910	100	98

	8,252,556	$94,046	$77,366

        During the year ended December 31, 2002, transactions in shares were as follows (in thousands, except share data):

	PIC Growth and Income	PIC International Equity	PIC Global Income	PIC Small Cap Value	PIC CORE US Equity	PIC Capital Growth	Calvert Social Small Cap Growth
Shares purchased	108,022	61,618	88,436	91,727	102,232	71,383	2
Shares received from reinvestment of dividends	2,813	6,161	10,266	24,594	3,581	2,272	283

Total shares acquired	110,835	67,779	98,702	116,321	105,813	73,655	285
Shares redeemed	(29,679)	(52,051)	(27,285)	(34,144)	(32,862)	(53,060)	(1,035)

Net increase (decrease) in shares owned	81,156	15,728	71,417	82,177	72,951	20,595	(750)
Shares owned, beginning of period	280,150	427,269	134,751	199,794	399,129	472,424	8,211

Shares owned, end of period	361,306	442,997	206,168	281,971	472,080	493,019	7,461

Cost of shares acquired	$1,228	$546	$984	$1,466	$1,481	$1,095	$3

Cost of shares redeemed	$(338)	$(445)	$(277)	$(439)	$(460)	$(812)	$(15)

	Calvert Social Balanced	MFS Emerging Growth	MFS Research	MFS Investors Trust	MFS Total Return	MFS New Discovery	MFS Utilities
Shares purchased	58,361	43,622	61,202	99,370	127,533	41,098	19,753
Shares received from reinvestment of dividends	6,491	0	904	1,175	4,169	1	1,368

Total shares acquired	64,852	43,622	62,106	100,545	131,702	41,099	21,121
Shares redeemed	(314,265)	(45,829)	(45,216)	(19,032)	(47,692)	(25,460)	(8,719)

Net increase (decrease) in shares owned	(249,413)	(2,207)	16,890	81,513	84,010	15,639	12,402
Shares owned, beginning of period	469,291	225,205	351,407	203,734	119,281	101,945	46,974

Shares owned, end of period	219,878	222,998	368,297	285,247	203,291	117,584	59,376

Cost of shares acquired	$110	$616	$782	$1,501	$2,273	$501	$285

Cost of shares redeemed	$(607)	$(688)	$(572)	$(287)	$(812)	$(302)	$(115)

	MFS Investors Growth Stock	Oppenheimer Aggressive Growth	Oppenheimer Capital Appreciation	Oppenheimer Main Street Growth and Income	Oppenheimer Money Fund	Oppenheimer Strategic Bond	Oppenheimer Global Securities
Shares purchased	74,629	18,225	56,021	106,136	5,140,565	338,044	32,098
Shares received from reinvestment of dividends	0	495	950	1,696	57,990	29,627	546

Total shares acquired	74,629	18,720	56,971	107,832	5,198,555	367,671	32,644
Shares redeemed	(9,266)	(19,341)	(21,476)	(37,201)	(3,010,592)	(113,827)	(11,458)

Net increase (decrease) in shares owned	65,363	(621)	35,495	70,631	2,187,963	253,844	21,186
Shares owned, beginning of period	129,383	81,353	177,448	239,505	3,036,854	378,379	112,631

Shares owned, end of period	194,746	80,732	212,943	310,136	5,224,817	632,223	133,817

Cost of shares acquired	$621	$626	$1,766	$1,838	$5,199	$1,610	$677

Cost of shares redeemed	$(77)	$(701)	$(624)	$(662)	$(3,011)	$(509)	$(231)

	Oppenheimer High Income	Van Eck Hard Asset	Van Eck Real Estate	Van Kampen Emerging Growth	Van Kampen Enterprise	Van Kampen Comstock	Van Kampen Growth and Income
Shares purchased	43,826	0	1,677	49,088	87,113	272,144	210,648
Shares received from reinvestment of dividends	7,072	2	71	281	452	4,108	1,625

Total shares acquired	50,898	2	1,748	49,369	87,565	276,252	212,273
Shares redeemed	(7,639)	(302)	(1,831)	(10,738)	(10,204)	(26,219)	(27,381)

Net increase (decrease) in shares owned	43,259	(300)	(83)	38,631	77,361	250,033	184,892
Shares owned, beginning of period	59,602	310	2,340	83,112	93,794	239,729	148,042

Shares owned, end of period	102,861	10	2,257	121,743	171,155	489,762	332,934

Cost of shares acquired	$391	$0	$18	$1,149	$1,086	$2,756	$3,114

Cost of shares redeemed	$(59)	$(3)	$(18)	$(243)	$(121)	$(251)	$(392)

	Van Kampen Strategic Stock	Van Kampen Asset Allocation	Fidelity Index 500	Fidelity Growth	Fidelity ContraFund	Van Kampen Aggressive Growth
Shares purchased	5,202	9,034	6,956	16,640	21,647	8,531
Shares received from reinvestment of dividends	296	713	45	5	42	0

Total shares acquired	5,498	9,747	7,001	16,645	21,689	8,531
Shares redeemed	(14,631)	(18,804)	(1,490)	(1,075)	(8,179)	(291)

Net increase (decrease) in shares owned	(9,133)	(9,057)	5,511	15,570	13,510	8,240
Shares owned, beginning of period	9,133	9,057	3,432	3,977	4,910	0

Shares owned, end of period	0	0	8,943	19,547	18,420	8,240

Cost of shares acquired	$67	$96	$767	$486	$408	$27

Cost of shares redeemed	$(170)	$(188)	$(151)	$(28)	$(153)	$(1)

	Lord Abbett Growth & Income	Lord Abbett Bond Debenture	Lord Abbett Mid-Cap Value	Total
Shares purchased	74,886	105,319	70,962	7,723,750
Shares received from reinvestment of dividends	377	2,171	347	172,989

Total shares acquired	75,263	107,490	71,309	7,896,739
Shares redeemed	(1,817)	(2,830)	(2,749)	(4,095,670)

Net increase (decrease) in shares owned	73,446	104,660	68,560	3,801,069
Shares owned, beginning of period	0	0	0	8,252,556

Shares owned, end of period	73,446	104,660	68,560	12,053,625

Cost of shares acquired	$1,428	$1,133	$999	$39,133

Cost of shares redeemed	$(33)	$(29)	$(39)	$(13,863)

      During the year ended December 31, 2001, transactions in shares were as follows (in thousands, except share data):

	PIC Growth and Income	PIC International Equity	PIC Global Income	PIC Small Cap Value	PIC CORE US Equity	PIC Capital Growth	Calvert Social Small Cap Growth
Shares purchased	86,206	83,419	40,652	68,025	88,274	78,553	1,350
Shares received from reinvestment of dividends	1,463	60,953	10,364	1,666	52,735	50,192	107

Total shares acquired	87,669	144,372	51,016	69,691	141,009	128,745	1,457
Shares redeemed	(33,087)	(44,149)	(46,009)	(36,793)	(28,384)	(37,199)	(4,471)

Net increase (decrease) in shares owned	54,582	100,223	5,007	32,898	112,625	91,546	(3,014)
Shares owned, beginning of period	225,568	327,046	129,744	166,896	286,504	380,878	11,225

Shares owned, end of period	280,150	427,269	134,751	199,794	399,129	472,424	8,211

Cost of shares acquired	$1,053	$1,549	$530	$876	$2,533	$2,493	$20

Cost of shares redeemed	$(404)	$(473)	$(482)	$(455)	$(499)	$(718)	$(63)

	Calvert Social Balanced	MFS Emerging Growth	MFS Research	MFS Investors Trust	MFS Total Return	MFS New Discovery	MFS Utilities
Shares purchased	193,067	63,968	72,798	71,614	59,887	49,068	26,221
Shares received from reinvestment of dividends	26,291	12,606	39,000	4,825	4,160	2,885	4,731

Total shares acquired	219,358	76,574	111,798	76,439	64,047	51,953	30,952
Shares redeemed	(44,529)	(24,231)	(17,369)	(19,518)	(14,791)	(16,604)	(12,817)

Net increase (decrease) in shares owned	174,829	52,343	94,429	56,921	49,256	35,349	18,135
Shares owned, beginning of period	294,462	172,862	256,978	146,813	70,025	66,596	28,839

Shares owned, end of period	469,291	225,205	351,407	203,734	119,281	101,945	46,974

Cost of shares acquired	$417	$1,594	$1,825	$1,369	$1,173	$789	$622

Cost of shares redeemed	$(84)	$(490)	$(279)	$(342)	$(263)	$(244)	$(236)

	MFS Investors Growth Stock	Oppenheimer Aggresive Growth	Oppenheimer Capital Appreciation	Oppenheimer Main Street Growth and Income	Oppenheimer Money Fund	Oppenheimer Strategic Bond	Oppenheimer Global Securities
Shares purchased	106,932	22,290	47,767	89,134	3,654,319	187,978	54,898
Shares received from reinvestment of dividends	807	11,925	15,139	1,046	75,456	16,411	12,654

Total shares acquired	107,739	34,215	62,906	90,180	3,729,775	204,389	67,552
Shares redeemed	(11,657)	(7,285)	(8,102)	(17,657)	(1,925,386)	(42,919)	(14,723)

Net increase (decrease) in shares owned	96,082	26,930	54,804	72,523	1,804,389	161,470	52,829
Shares owned, beginning of period	33,301	54,423	122,644	166,982	1,232,465	216,909	59,802

Shares owned, end of period	129,383	81,353	177,448	239,505	3,036,854	378,379	112,631

Cost of shares acquired	$1,164	$1,671	$2,460	$1,754	$3,729	$934	$1,658

Cost of shares redeemed	$(129)	$(311)	$(309)	$(338)	$(1,925)	$(195)	$(355)

	Oppenheimer High Income	Van Eck Hard Asset	Van Eck Real Estate	Van Kampen Emerging Growth	Van Kampen Enterprise	Van Kampen Comstock	Van Kampen Growth and Income
Shares purchased	53,596	27	4,043	67,690	62,661	228,674	133,095
Shares received from reinvestment of dividends	2,868	6	117	50	3,518	343	353

Total shares acquired	56,464	33	4,160	67,740	66,179	229,017	133,448
Shares redeemed	(21,864)	(579)	(4,879)	(11,234)	(4,023)	(29,769)	(19,521)

Net increase (decrease) in shares owned	34,600	(546)	(719)	56,506	62,156	199,248	113,927
Shares owned, beginning of period	25,002	856	3,059	26,606	31,638	40,481	34,115

Shares owned, end of period	59,602	310	2,340	83,112	93,794	239,729	148,042

Cost of shares acquired	$480	$0	$45	$2,227	$1,014	$2,651	$2,112

Cost of shares redeemed	$(180)	$(6)	$(52)	$(347)	$(61)	$(342)	$(294)

	Van Kampen Strategic Stock	Van Kampen Asset Allocation	Fidelity Index 500	Fidelity Growth	Fidelity ContraFund	Total
Shares purchased	5,573	13,198	3,586	5,811	5,608	5,729,982
Shares received from reinvestment of dividends	112	156	0	0	1	412,940

Total shares acquired	5,685	13,354	3,586	5,811	5,609	6,142,922
Shares redeemed	(982)	(6,293)	(154)	(1,834)	(699)	(2,509,511)

Net increase (decrease) in shares owned	4,703	7,061	3,432	3,977	4,910	3,633,411
Shares owned, beginning of period	4,430	1,996	0	0	0	4,619,145

Shares owned, end of period	9,133	9,057	3,432	3,977	4,910	8,252,556

Cost of shares acquired	$67	$133	$474	$204	$114	$39,734

Cost of shares redeemed	$(12)	$(62)	$(19)	$(62)	$(14)	$(10,045)

4.    FINANCIAL HIGHLIGHTS

	As of December 31, 2002			For the Year Ended December 31, 2002
	Units (000's)	Unit Fair Value	Net Assets (000's)	Investment Income Ratio*	Total Return**
PIC Growth and Income	325	$11.77	$3,823	0.81%	(11.30%)
PIC International Equity	335	9.61	3,208	1.27%	(18.41%)
PIC Global Income	132	15.74	2,089	6.25%	6.36%
PIC Small Cap Value	200	16.38	3,268	1.11%	(6.65%)
PIC CORE U.S. Equity	438	13.56	5,943	0.71%	(22.60%)
PIC Capital Growth	417	15.40	6,436	0.40%	(24.43%)
Calvert Social Small Cap Growth	7	11.34	82	1.34%	(22.55%)
Calvert Social Balanced	28	11.60	336	1.85%	(12.15%)
MFS Emerging Growth	276	9.62	2,654	0.00%	(31.63%)
MFS Research	418	9.50	3,978	0.27%	(27.79%)
MFS Investors Trust	386	9.95	3,839	0.52%	(5.17%)
MFS Total Return	244	14.29	3,481	1.50%	(26.86%)
MFS New Discovery	110	11.18	1,226	0.00%	(22.76%)
MFS Utilities	87	8.25	713	2.67%	(22.13%)
MFS Investors Growth Stock	286	4.82	1,376	0.00%	(24.54%)
Oppenheimer Aggressive Growth	235	10.06	2,360	0.70%	(2.39%)
Oppenheimer Capital Appreciation	447	12.67	5,676	57.00%	(18.80%)
Oppenheimer Main Street Growth and Income	470	10.12	4,745	0.70%	(2.83%)
Oppenheimer Money Fund	3,942	1.33	5,210	1.45%	(4.47%)
Oppenheimer Strategic Bond	227	12.74	2,891	6.19%	(27.55%)
Oppenheimer Global Securities	215	11.02	2,384	0.51%	1.47%
Oppenheimer High Income	80	9.65	772	8.45%	7.44%
Van Eck Hard Asset	0	11.31	0	1.11%	(2.14%)
Van Eck Real Estate	2	11.88	23	3.80%	(19.25%)
Van Kampen Emerging Growth	682	3.41	2,314	0.35%	4.41%
Van Kampen Enterprise	407	4.41	1,791	0.34%	(17.39%)
Van Kampen Comstock	430	10.36	4,457	0.66%	(14.50%)
Van Kampen Growth and Income	496	9.05	4,481	0.97%	3.09%
Van Kampen Strategic Stock	0	12.35	0	0.15%	(13.91%)
Van Kampen Asset Allocation	0	9.40	0	0.76%	(29.33%)
Fidelity Index 500	131	6.81	892	0.81%	(22.32%)
Fidelity Growth	80	5.70	456	0.05%	(30.20%)
Fidelity ContraFund	41	8.07	332	0.41%	(9.42%)
Van Kampen Aggressive Growth	8	3.15	22	0.00%	(32.48	%)(a)
Lord Abbett Growth & Income	169	8.19	1,383	0.00%	(27.53	%)(a)
Lord Abbett Bond Debenture	106	10.42	1,107	8.24%	(33.76	%)(a)
Lord Abbett Mid-Cap Value	112	8.49	947	9.68%	(20.96	%)(a)

*These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude expenses such as mortality and expense charges. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

**These amounts represent the total return for the period indicated, including changes in the value of the underlying fund. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date of that investment option in the variable account.
The presentation of an expense ratio, which would include mortality and expense risk charges as described in Footnote 2, has been excluded from this financial highlights table. Such expenses are assessed through a direct charge to contract owners' accounts and are included in the Statement of Changes in Net Assets.

(a)Start date of May 1, 2002

5.    RELATED PARTY TRANSACTIONS

        Contract owners' net payments represent premiums received from policyholders less certain deductions made by Protective Life in accordance with policy terms. These deductions include, where appropriate, tax, surrender, cost of insurance protection and administrative charges. These deductions are made to the individual policies in accordance with the terms governing each policy as set forth in the policy.

        Protective Life offers a loan privilege to contract owners. Contract owners may obtain loans using the contract as the only security for the loan. Loans may be subject to provisions of The Internal Revenue Code of 1986, as amended. Loans outstanding approximated $2.1 million and $1.6 million at December 31, 2002 and 2001, respectively.

 REPORT OF INDEPENDENT ACCOUNTANTS

To the Directors and Share Owner
Protective Life Insurance Company
Birmingham, Alabama

        In our opinion, the consolidated financial statements listed in the index on page F-1 of this Form N-6 present fairly, in all material respects, the financial position of Protective Life Insurance Company and Subsidiaries at December 31, 2002 and 2001, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2002, in conformity with accounting principles generally accepted in the United States of America. In addition, in our opinion, the financial statement schedules listed in the index on page F-1 present fairly, in all material respects, the information set forth therein when read in conjunction with the related consolidated financial statements. These financial statements and financial statement schedules are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements and financial statement schedules based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        As discussed in Note A of the Notes to the Consolidated Financial Statements, effective January 1, 2002, the Company adopted Statement of Financial Accounting Standards No. 142, "Goodwill and Other Intangible Assets" and effective January 1, 2001, the Company adopted Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities".

PricewaterhouseCoopers LLP

Birmingham, Alabama
March 19, 2003

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF INCOME

(Dollars in thousands)

	Year Ended December 31
	2002	2001	2000
REVENUES
Premiums and policy fees	$1,529,834	$1,389,819	$1,175,943
Reinsurance ceded	(746,980)	(771,151)	(686,108)

Net of reinsurance ceded	782,854	618,668	489,835
Net investment income	980,059	839,103	692,081
Realized investment gains (losses):
Derivative financial instruments	(12,959)	(1,718)	2,157
All other investments	12,314	(6,123)	(16,756)
Other income	41,483	38,578	35,194

	1,803,751	1,488,508	1,202,511

BENEFITS AND EXPENSES
Benefits and settlement expenses (net of reinsurance ceded: 2002 — $699,808; 2001 — $609,996; 2000 — $538,291)	1,162,231	972,624	760,778
Amortization of deferred policy acquisition costs	239,490	147,058	143,180
Amortization of goodwill	0	2,827	2,514
Other operating expenses (net of reinsurance ceded: 2002 — $177,509; 2001 — $167,243; 2000 — $223,498)	160,407	152,041	121,417

	1,562,128	1,274,550	1,027,889

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAX	241,623	213,958	174,622
INCOME TAX EXPENSE
Current	75,335	118,421	12,180
Deferred	8,894	(47,964)	49,298

	84,229	70,457	61,478

Net income from continuing operations before cumulative effect of change in accounting principle	157,394	143,501	113,144
Income (loss) from discontinued operations, net of income tax	0	(9,856)	16,299
Loss from sale of discontinued operations, net of income tax	0	(17,754)	0

Net income before cumulative effect of change in accounting principle	157,394	115,891	129,443
Cumulative effect of change in accounting principle, net of income tax	0	(8,341)	0

NET INCOME	$157,394	$107,550	$129,443

See notes to consolidated financial statements.

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS

(Dollars in thousands, except per share amounts)

	December 31
	2002	2001
ASSETS
Investments:
Fixed maturities, at market (amortized cost: 2002 — $11,212,765; 2001 — $9,719,057)	$11,655,465	$9,812,091
Equity securities, at market (cost: 2002 — $51,095; 2001 — $62,051)	48,799	60,493
Mortgage loans on real estate	2,518,151	2,512,844
Investment real estate, net of accumulated depreciation (2002 — $1,099; 2001 — $1,452)	15,499	24,173
Policy loans	543,161	521,840
Other long-term investments	210,381	100,686
Short-term investments	447,155	228,396

Total investments	15,438,611	13,260,523
Cash	85,850	107,166
Accrued investment income	180,950	158,841
Accounts and premiums receivable, net of allowance for uncollectible amounts (2002 — $2,825; 2001 — $3,025)	50,544	55,809
Reinsurance receivables	2,382,223	2,173,987
Deferred policy acquisition costs	1,683,224	1,532,683
Goodwill, net	35,143	35,992
Property and equipment, net	38,878	46,337
Other assets	259,627	219,355
Assets related to separate accounts:
Variable Annuity	1,513,824	1,910,651
Variable Universal Life	114,364	77,162
Other	4,330	3,997

	$21,787,568	$19,582,503

LIABILITIES
Policy liabilities and accruals:
Future policy benefits and claims	$8,316,171	$6,974,685
Unearned premiums	781,008	901,653

Total policy liabilities and accruals	9,097,179	7,876,338
Stable value contract deposits	4,018,552	3,716,530
Annuity deposits	3,744,000	3,248,218
Other policyholders' funds	141,336	132,124
Other liabilities	620,731	410,621
Accrued income taxes	36,859	125,835
Deferred income taxes	206,845	72,403
Note payable	2,264	2,291
Indebtedness to related parties	2,000	6,000
Securities sold under repurchase agreements	0	117,000
Liabilities related to separate accounts:
Variable Annuity	1,513,824	1,910,651
Variable Universal Life	114,364	77,162
Other	4,330	3,997

Total liabilities	19,502,284	17,699,170

COMMITMENTS AND CONTINGENT LIABILITIES — NOTE G
SHARE-OWNER'S EQUITY
Preferred Stock, $1.00 par value, shares authorized and issued: 2,000, liquidation preference $2,000	2	2
Common Stock, $1.00 par value, shares authorized and issued: 5,000,000	5,000	5,000
Additional paid-in capital	846,619	785,419
Note receivable from PLC Employee Stock Ownership Plan	(3,838)	(4,499)
Retained earnings	1,201,587	1,044,243
Accumulated other comprehensive income
Net unrealized gains (losses) on investments (net of income tax: 2002 — $128,145; 2001 — $28,629)	237,983	53,168
Accumulated gain (loss) — hedging (net of income tax: 2002 — $(1,114))	(2,069)

Total share-owner's equity	2,285,284	1,883,333

	$21,787,568	$19,582,503

See notes to consolidated financial statements

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF SHARE-OWNER'S EQUITY

(Dollars in thousands, except per share amounts)

	Preferred Stock	Common Stock	Additional Paid-In Capital	Note Receivable From PLC ESOP	Retained Earnings	Net Unrealized Gains (Losses) on Investments	Accumu- lated Gain (Loss) Hedging	Total Share- Owner's Equity
Balance, December 31, 1999	$2	$5,000	$570,419	$(5,148)	$812,302	$(146,080)	$0	$1,236,495

Net income for 2000					129,443			129,443
Change in net unrealized gains/losses on investments (net of income tax — $45,887)						85,221		85,221
Reclassification adjustment for amounts included in net income (net of income tax — $5,110)						9,489		9,489

Comprehensive income for 2000								224,153

Capital contribution			81,000					81,000
Common dividend ($0.40 per share)					(2,000)			(2,000)
Decrease in note receivable from PLC ESOP				307				307

Balance, December 31, 2000	2	5,000	651,419	(4,841)	939,745	(51,370)	0	1,539,955

Net income for 2001					107,550			107,550
Change in net unrealized gains/losses on investments (net of income tax — $52,019)						96,607		96,607
Reclassification adjustment for amounts included in net income (net of income tax — $2,143)						3,980		3,980
Transition adjustment on derivative financial instruments (net of income tax — $2,127)						3,951		3,951

Comprehensive income for 2001								212,088

Capital contribution			134,000					134,000
Common dividend — transfer of subsidiary to PLC (See Note A					(2,052)			(2,052)
Preferred dividend ($500.00 per share)					(1,000)			(1,000)
Decrease in note receivable from PLC ESOP				342				342

Balance, December 31, 2001	2	5,000	785,419	(4,499)	1,044,243	53,168	0	1,883,333

Net income for 2002					157,394			157,394
Change in net unrealized gains/losses on investments (net of income tax — $103,826)						192,819		192,819
Reclassification adjustment for amounts included in net income (net of income tax — $(4,310))						(8,004)		(8,004)
Change in accumulated gain (loss) — hedging (net of income tax — $(1,114))							(2,069)	(2,069)

Comprehensive income for 2002								340,140

Capital contribution			61,200					61,200
Preferred dividend ($25.00 per share)					(50)			(50)
Decrease in note receivable from PLC ESOP				661				661

Balance, December 31, 2002	$2	$5,000	$846,619	$(3,838)	$1,201,587	$237,983	$(2,069)	$2,285,284

See notes to consolidated financial statements.

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Dollars in thousands)

	December 31
	2002	2001	2000
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$157,394	$107,550	$129,443
Adjustments to reconcile net income to net cash provided by operating activities:
Realized investment (gains) losses	645	7,841	14,599
Amortization of deferred policy acquisition costs	239,490	154,383	149,574
Amortization of goodwill	0	8,328	7,797
Capitalization of deferred policy acquisition costs	(437,325)	(317,626)	(338,685)
Loss from sale of discontinued operations	0	17,754	0
Depreciation expense	10,409	11,651	9,581
Deferred income taxes	8,894	(40,970)	55,161
Accrued income taxes	(88,976)	139,016	13,715
Interest credited to universal life and investment products	900,930	944,098	766,004
Policy fees assessed on universal life and investment products	(268,191)	(222,415)	(197,581)
Change in accrued investment income and other receivables	(303,497)	(238,097)	(158,107)
Change in policy liabilities and other policyholder funds of traditional life and health products	493,714	444,119	499,674
Change in other liabilities	93,368	132,497	(21,592)
Other (net)	76,597	9,306	(35,103)

Net cash provided by operating activities	883,452	1,157,435	894,480

CASH FLOWS FROM INVESTING ACTIVITIES
Maturities and principal reduction of investments:
Investments available for sale	12,780,736	3,062,262	12,828,276
Other	485,639	283,181	133,814
Sale of investments:
Investments available for sale	22,862,420	8,943,123	810,716
Other	15,798	0	5,222
Cost of investments acquired:
Investments available for sale	(37,145,100)	(13,652,930)	(14,369,630)
Corporate owned life insurance	0	(100,000)	0
Other	(475,733)	(378,520)	(463,909)
Acquisitions and bulk reinsurance assumptions	130,515	(118,557)	(162,409)
Purchase of property and equipment	(8,982)	(10,099)	(5,084)
Sale of discontinued operations, net of cash transferred	0	216,031	0
Sale of property and equipment	48	70	0

Net cash used in investing activities	(1,354,659)	(1,755,439)	(1,223,004)

CASH FLOWS FROM FINANCING ACTIVITIES
Borrowings under line of credit arrangements and long-term debt	2,050,772	2,574,954	2,197,800
Capital contribution from PLC	60,785	134,000	81,000
Principal payments on line of credit arrangements and long-term debt	(2,167,799)	(2,457,979)	(2,197,823)
Principal payment on surplus note to PLC	(4,000)	(4,000)	(4,000)
Dividends to share owner	(50)	(1,000)	(2,000)
Investment product deposits and change in universal life deposits	1,687,213	1,735,653	1,811,484
Investment product withdrawals	(1,177,030)	(1,315,179)	(1,553,282)

Net cash provided by financing activities	449,891	666,449	333,179

INCREASE (DECREASE) IN CASH	(21,316)	68,445	4,655
CASH AT BEGINNING OF YEAR	107,166	38,721	34,066

CASH AT END OF YEAR	$85,850	$107,166	$38,721

See notes to consolidated financial statements.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(All dollar amounts in tables are in thousands)

NOTE A — SIGNIFICANT ACCOUNTING POLICIES

    Basis of Presentation

        The accompanying consolidated financial statements of Protective Life Insurance Company and subsidiaries (Protective) are prepared on the basis of accounting principles generally accepted in the United States of America. Such accounting principles differ from statutory reporting practices used by insurance companies in reporting to state regulatory authorities. (See also Note B.)

        The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make various estimates that affect the reported amounts of assets and liabilities, disclosures of contingent assets and liabilities, as well as the reported amounts of revenues and expenses. Actual results could differ from these estimates.

    Entities Included

        The consolidated financial statements include the accounts, after intercompany eliminations, of Protective Life Insurance Company and its wholly-owned subsidiaries. Protective is a wholly-owned subsidiary of Protective Life Corporation (PLC), an insurance holding company. The consolidated financial statements also include the accounts of special trusts or entities that do not have substantive residual equity holders which bear risks and rewards of ownership, formed to purchase funding agreements issued by Protective.

        On October 1, 2000, PLC transferred its ownership of twenty companies (that marketed prepaid dental products) to Protective. On May 1, 2001, PLC transferred its ownership of another five companies (that marketed prepaid dental products) to Protective. Protective has recorded these transactions on a pooling of interests basis whereby Protective's financial statements reflect the consolidation of the contributed entities as if they had been wholly owned by Protective for all periods in which common control existed.

        On December 31, 2001, Protective sold substantially all of the companies transferred from PLC as part of the sale of the Dental Benefits Division. For more information see the discussion under the heading "Discontinued Operations" included in Note A herein.

    Nature of Operations

        Protective provides financial services through the production, distribution, and administration of insurance and investment products. Protective markets individual life insurance, credit life and disability insurance, guaranteed investment contracts, guaranteed funding agreements, fixed and variable annuities, and extended service contracts throughout the United States. Protective also maintains a separate division devoted to the acquisition of insurance policies from other companies.

        The operating results of companies in the insurance industry have historically been subject to significant fluctuations due to changing competition, economic conditions, interest rates, investment performance, insurance ratings, claims, persistency, and other factors.

    Recently Issued Accounting Standards

        On January 1, 2001, Protective adopted Statement of Financial Accounting Standards (SFAS) No. 133, "Accounting for Derivative Instruments and Hedging Activities". SFAS No. 133, as amended by SFAS Nos. 137 and 138, requires Protective to record all derivative financial instruments, at fair value on the balance sheet. Changes in fair value of a derivative instrument are reported in net income or other comprehensive income, depending on the designated use of the derivative instrument. The adoption of

SFAS No. 133 resulted in a cumulative charge to net income, net of income tax, of $8.3 million and a cumulative after-tax increase to other comprehensive income of $4.0 million on January 1, 2001. The charge to net income and increase to other comprehensive income primarily resulted from the recognition of derivative instruments embedded in Protective's corporate bond portfolio. In addition, the charge to net income includes the recognition of the ineffectiveness on existing hedging relationships including the difference in spot and forward exchange rates related to foreign currency swaps used as an economic hedge of foreign-currency-denominated stable value contracts. Prospectively, the adoption of SFAS No. 133 may introduce volatility into Protective's reported net income and other comprehensive income depending on future market conditions and Protective's hedging activities.

        In June 2001, the Financial Accounting Standards Board ("FASB") issued SFAS Nos. 141, "Business Combinations", and 142, "Goodwill and Other Intangible Assets". SFAS No. 141 requires that business combinations initiated after June 30, 2001, be accounted for using the purchase method. SFAS No. 142 revises the standards for accounting for acquired goodwill and other intangible assets. Protective adopted SFAS No. 142 in the first quarter of 2002. Protective has performed an impairment test and determined that its goodwill was not impaired at January 1, or October 31, 2002.

        The following table illustrates adjusted income from continuing operations before cumulative effect of change in accounting principle as if these pronouncements were adopted as of January 1, 2000:

	Year Ended December 31
	2002	2001	2000
Adjusted net income:
Income from continuing operations before cumulative effect of change in accounting principle	$157,394	$143,501	$113,144
Add back amortization of goodwill, net of income tax	0	1,838	1,634

Adjusted income from continuing operations before cumulative effect of change in accounting principle	$157,394	$145,339	$114,778
Income (loss) from discontinued operations, net of income tax	0	(9,856)	16,299
Loss from sale of discontinued operations, net of income tax	0	(17,754)	0

Adjusted net income before cumulative effect of change in accounting principle	157,394	117,729	131,077
Cumulative effect of change in accounting principle, net of income tax	0	(8,341)	0

Adjusted net income	$157,394	$109,388	$131,077

        In June 2001, the FASB issued SFAS No. 143, "Accounting for Asset Retirement Obligations". SFAS No. 143 requires that companies record the fair value of a liability for an asset retirement obligation in the period in which the liability is incurred. The Statement is effective for fiscal years beginning after June 15, 2002. Protective does not expect the adoption of SFAS No. 143 go have a material effect on Protective's financial position or results of operations.

        In August 2001, the FASB issued SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets." SFAS No. 144 requires that the same accounting model be used for long-lived assets to be disposed of by sale, whether previously held and used or newly acquired, expands the use of discontinued operations accounting to include more types of transactions and changes the timing of when discontinued operations accounting is applied. Protective adopted SFAS No. 144 on January 1, 2002, and the adoption did not have a material effect on Protective's financial position or results of operations.

        In April 2002, the FASB issued SFAS No. 145, "Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections as of April 2002." SFAS No. 145 rescinds SFAS No. 4, which required companies to treat the extinguishment of debt as an extraordinary item. SFAS No. 145 requires companies to apply APB Opinion 30 when determining the accounting for the extinguishment of debt. The statement also rescinds and amends other statements to make various technical corrections and clarifications. SFAS No. 145 is effective for fiscal years beginning after May 15, 2002. Protective does not accept the adoption of SFAS No. 145 to have a material effect on Protective's financial position or results of operations.

        In June 2002, the FASB issued SFAS No. 146, "Accounting for Costs Associated with Exit or Disposal Activities." SFAS No. 146 requires companies to record a liability for a cost associated with an exit or disposal activity when the liability is incurred. The statement is effective for exit or disposal activities initiated after December 31, 2002. Protective does not expect the adoption of SFAS No. 146 to have a material effect on Protective's financial position or results of operations.

        In December 2002, the FASB issued SFAS No. 148, "Accounting for Stock-Based Compensation-Transition and Disclosure, an amendment of SFAS No. 123." SFAS No. 148 amends SFAS No. 123 to offer alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation. Protective adopted the fair value based method prescribed by SFAS No. 123 in 1995, therefore SFAS No. 148 will have no effect on Protective's financial position or results of operations.

        In November, 2002, the FASB issued FASB Interpretation No. (FIN) 45 "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Others." FIN 45 clarifies the requirements of SFAS No. 5 "Accounting for Contingencies" relating to the guarantor's accounting for, and disclosure of, the issuance of certain types of guarantees. The initial recognition and measurement provisions of FIN 45 are applicable on a prospective basis to guarantees issued or modified after December 31, 2002. Protective does not expect FIN 45 to have a material effect on Protective's financial position or results of operations.

        In January, 2003, the FASB issued FIN 46 "Consolidation of Variable Interest Entities." FIN 46 clarifies the application of Accounting Research Bulletin No. 51, "Consolidated Financial Statements," to certain entities in which equity investors do not have the characteristics of a controlling financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated support from the other parties. Protective is currently assessing the impact that FIN 46 will have on its financial condition and results of operations. FIN 46 potentially will affect the accounting related to a lease arrangement currently accounted for as an operating lease that involves a special purpose vehicle (SPV). Although Protective does not expect the provisions of FIN 46 to have a material impact on its results of operations, had the provision been effective at December 31, 2002, Protective's reported assets and liabilities would have increased by approximately $75 million.

        In May 2002, the Derivatives Implementation group of the FASB exposed for comment Issue No. B36, "Bifurcation of Embedded Credit Derivatives" (DIG B36). DIG B36 would require the bifurcation of potential embedded derivatives within modified coinsurance and funds withheld coinsurance arrangements in which the terms require the future payment of a principal amount plus a return based on a specified proportion of the ceding company's return on either its general account assets or a specified block of those assets. The proposed effective date of the implementation guidance in DIG B36 is for the first fiscal quarter beginning after June 15, 2003 and would be applied on a prospective basis. Protective is currently evaluating the impact of this pronouncement on its financial statements but does not anticipate a material impact on its financial condition or results of operations.

    Investments

        Protective has classified all of its investments in fixed maturities, equity securities, and short-term investments as "available for sale."

        Investments are reported on the following bases less allowances for uncollectible amounts on investments, if applicable:

  •
  Fixed maturities (bonds and redeemable preferred stocks) — at current market value. Where market values are unavailable, Protective obtains estimates from independent pricing services or estimates market value based upon a comparison to quoted issues of the same issuer or issues of other issuers with similar terms and risk characteristics.

  •
  Equity securities (common and nonredeemable preferred stocks) — at current market value.

  •
  Mortgage loans — at unpaid balances, adjusted for loan origination costs, net of fees, and amortization of premium or discount.

  •
  Investment real estate — at cost, less allowances for depreciation computed on the straight-line method. With respect to real estate acquired through foreclosure, cost is the lesser of the loan balance plus foreclosure costs or appraised value.

  •
  Policy loans — at unpaid balances.

  •
  Other long-term investments — at a variety of methods similar to those listed above, as deemed appropriate for the specific investment.

  •
  Short-term investments — at cost, which approximates current market value.

        Estimated market values were derived from the durations of Protective's fixed maturities and mortgage loans. Duration measures the relationship between changes in market value to changes in interest rates. While these estimated market values generally provide an indication of how sensitive the market values of Protective's fixed maturities and mortgage loans are to changes in interest rates, they do not represent management's view of future market changes, and actual market results may differ from these estimates.

        Substantially all short-term investments have maturities of three months or less at the time of acquisition and include approximately $0.6 million in bank deposits voluntarily restricted as to withdrawal.

        Realized gains and losses on sales of investments are recognized in net income using the specific identification basis.

    Derivative Financial Instruments

        Protective utilizes a risk management strategy that incorporates the use of derivative financial instruments, primarily to reduce its exposure to interest rate risk as well as currency exchange risk.

        Combinations of interest rate swap contracts, options and futures contracts are sometimes used as hedges against changes in interest rates for certain investments, primarily outstanding mortgage loan commitments and mortgage-backed securities. Interest rate swap contracts generally involve the exchange of fixed and variable rate interest payments between two parties, based on a common notional principal amount and maturity date. Interest rate futures generally involved exchange traded contracts to buy or sell treasury bonds and notes in the future at specified prices. Interest rate options represent contracts that allow the holder of the option to receive cash or purchase, sell or enter into a financial instrument at a specified price within a specified period of time. Protective uses interest rate swap contracts, caps, and floors to modify the interest characteristics of certain investments and liabilities. Swap contracts are also used to alter the effective durations of assets and liabilities. Protective uses foreign currency swaps to reduce its exposure to currency exchange risk on certain stable value contracts denominated in foreign currencies, primarily the European euro and the British pound.

        Derivative instruments expose Protective to credit and market risk. Protective minimizes its credit risk by entering into transactions with highly rated counterparties. Protective manages the market risk associated with interest rate and foreign exchange contracts by establishing and monitoring limits as to the types and degrees of risk that may be undertaken.

        Protective monitors its use of derivatives in connection with its overall asset/liability management programs and procedures. Protective's asset/liability committee is responsible for implementing various hedging strategies that are developed through its analysis of data from financial simulation models and other internal and industry sources. The resulting hedging strategies are then incorporated into Protective's overall interest rate and currency exchange risk management strategies.

        All derivatives are recognized on the balance sheet (in "other long-term investments" or "other liabilities") at their fair value (primarily estimates from independent pricing services). On the date the derivative contract is entered into, Protective designates the derivative as (1) a hedge of the fair value of a recognized asset or liability or of an unrecognized firm commitment ("fair value" hedge), (2) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow" hedge), or (3) as a derivative either held for investment purposes or held as a natural hedging instrument designed to act as an economic hedge against the changes in value or cash flows of a hedged item ("other" derivative). Changes in the fair value of a derivative that is highly effective as — and that is designated and qualifies as — a fair-value hedge, along with the loss or gain on the hedged asset or liability that is attributable to the hedged risk (including losses or gains on firm commitments), are recorded in current-period earnings. Changes in the fair value of a derivative that is highly effective as — and that is designated and qualified as — a cash-flow hedge are recorded in other comprehensive income, until earnings are affected by the variability of cash flows. Changes in the fair value of other derivatives are recognized in current earnings and reported in "Realized Investment Gains (Losses) — Derivative Financial Instruments" in Protective's consolidated statements of income.

        Protective formally documents all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives that are designated as fair-value or cash-flow hedges to specific assets and liabilities on the balance sheet or to specific firm commitments or forecasted transactions. Protective also formally assesses, both at the hedge's inception and on an ongoing basis, whether the derivatives that are used in hedging transactions are highly effective in offsetting changes in fair values or cash flows of hedged items. When it is determined that a derivative is not highly effective as a hedge or that it has ceased to be a highly effective hedge, Protective discontinues hedge accounting prospectively, as discussed below.

        Protective discontinues hedge accounting prospectively when (1) it is determined that the derivative is no longer effective in offsetting changes in the fair value or cash flows of a hedged item (including firm commitments or forecasted transactions); (2) the derivative expires or is sold, terminated, or exercised; (3) the derivative is designated as a hedge instrument, because it is unlikely that a forecasted transaction will occur; (4) because a hedged firm commitment no longer meets the definition of a firm commitment; or (5) management determines that designation of the derivative as a hedge instrument is no longer appropriate.

        When hedge accounting is discontinued because it is determined that the derivative no longer qualifies as an effective fair-value hedge, the derivative will continue to be carried on the balance sheet at its fair value, and the hedged asset or liability will no longer be adjusted for changes in fair value. When hedge accounting is discontinued because the hedged item no longer meets the definition of a firm commitment, the derivative will continue to be carried on the balance sheet at its fair value, and any asset or liability that was recorded pursuant to recognition of the firm commitment will be removed from the balance sheet and recognized as a gain or loss in current-period earnings. When hedge accounting is discontinued because it is probable that a forecasted transaction will not occur, the derivative will continue to be carried on the balance sheet at its fair value, and gains and losses that were accumulated in other comprehensive income will remain therein until such time as they are reclassified to earnings as originally forecasted to occur. In all situations in which hedge accounting is discontinued, the derivative will be carried at its fair value on the balance sheet, with changes in its fair value recognized in current-period earnings.

        Fair-Value Hedges.  Protective has designated, as a fair value hedge, callable interest rate swaps used to modify the interest characteristics of certain stable value contracts. In assessing hedge effectiveness, Protective excludes the embedded call option's time value component from each derivative's total gain or loss. In 2002 and 2001, total measured ineffectiveness for the fair value hedging relationships was insignificant while the excluded time value component resulted in a pre-tax gain of $0 and $1.3 million, respectively. Both the measured ineffectiveness and the excluded time value component are reported in "Realized Investment Gains (Losses) — Derivative Financial Instruments" in Protective's consolidated statements of income.

        Cash-Flow Hedges.  Protective has entered into a foreign currency swap to hedge the risk of changes in the value of interest and principal payments to be made on certain of its foreign-currency-based stable value contracts. Under the terms of the swap, Protective pays a fixed U.S.-dollar-denominated rate and receives a fixed foreign-currency-denominated rate. Effective July 1, 2002, Protective designated this swap as a cash flow hedge and therefore recorded the change in the fair value of the swap during the period in accumulated other comprehensive income. During 2002, a pretax loss of $19.8 million representing the change in fair value of the hedged contracts and a gain of like amount representing the application of hedge accounting to this transaction, were recorded in "Realized Investment Gains (Losses) — Derivative Financial Instruments" in Protective's consolidated statements of income. For the year ended December 31, 2002, the amount of the hedge's ineffectiveness reported as a loss was insignificant. Additionally, as of December 31, 2002, Protective reported a reduction to accumulated other comprehensive income of $2.1 million (net of income tax of $1.1 million) related to its derivative designated as a cash flow hedge. During 2003, Protective expects to reclassify out of accumulated other comprehensive income and into earnings, as a reduction of interest expenses, approximately $0.9 million.

        Other Derivatives.  Protective uses certain interest rate swaps, caps, floors, options and futures contracts as economic hedges against the changes in value or cash flows of outstanding mortgage loan commitments and certain owned investments. In 2002 and 2001, Protective recognized total pre-tax losses of $3.0 million and $1.2 million, respectively, representing the change in fair value of these derivative instruments as well as realized gain or loss on contracts closed during the period.

        On its foreign currency swaps, Protective recognized a $70.8 million pre-tax gain in 2002 while recognizing a $74.9 million foreign exchange pre-tax loss on the related foreign-currency-denominated stable value contracts. In 2001, Protective recognized an $8.2 million pre-tax loss on its foreign currency swaps while recognizing an $11.2 million foreign exchange pre-tax gain on the related foreign-currency-denominated stable value contracts. The net loss and net gain in 2002 and 2001, respectively, primarily results from the difference in the forward and spot exchange rates used to revalue the currency swaps and the stable value contracts, respectively. This net loss and net gain is reflected in "Realized Investment Gains (Losses) — Derivative Financial Instruments" in Protective's consolidated statements of income.

        Protective has entered into asset swap arrangements to, in effect, sell the equity options embedded in owned convertible bonds in exchange for an interest rate swap that converts the remaining host bond to a variable rate instrument. In 2002 and 2001, Protective recognized a $2.0 million and $12.2 million pre-tax gain, respectively, for the change in the asset swaps' fair value and recognized a $7.8 million and $16.9 million pre-tax loss, respectively, to separately record the embedded equity options at fair value.

        At December 31, 2002 and 2001, contracts with a notional amount of $6.0 billion were in an $83.9 million net gain position. At December 31, 2001, contracts with a notional amount of $4.5 billion were in a $3.5 million net loss position.

        Protective's derivative financial instruments are with highly rated counterparties.

    Cash

        Cash includes all demand deposits reduced by the amount of outstanding checks and drafts. Protective has deposits with certain financial institutions which exceed federally insured limits. Protective has reviewed the credit worthiness of these financial institutions and believes there is minimal risk of a material loss.

    Deferred Policy Acquisition Costs

        Commissions and other costs of acquiring traditional life and health insurance, credit insurance, universal life insurance, and investment products that vary with and are primarily related to the production of new business, have been deferred. Traditional life and health insurance acquisition costs are amortized over the premium-payment period of the related policies in proportion to the ratio of annual premium income to the present value of the total anticipated premium income. Credit insurance acquisition costs are being amortized in proportion to earned premium. Acquisition costs for universal life and investment products are amortized over the lives of the policies in relation to the present value of estimated gross profits before amortization. Under SFAS No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments," Protective makes certain assumptions regarding the mortality, persistency, expenses, and interest rates (equal to the rate used to compute liabilities for future policy benefits; currently 3.0% to 9.4%) it expects to experience in future periods. These assumptions are to be best estimates and are to be periodically updated whenever actual experience and/or expectations for the future change from that assumed. Additionally, relating to SFAS No. 115, these costs have been adjusted by an amount equal to the amortization that would have been recorded if unrealized gains or losses on investments associated with Protective's universal life and investment products had been realized.

        The cost to acquire blocks of insurance representing the present value of future profits from such blocks of insurance is also included in deferred policy acquisition costs. Protective amortizes the present value of future profits over the premium payment period, including accrued interest of up to approximately 8%. The unamortized present value of future profits for all acquisitions was approximately $542.5 million and $523.4 million at December 31, 2002 and 2001, respectively. During 2002, $62.5 million of present value of future profits was capitalized (relating to acquisitions and adjustments made during the year), a $2.1 million reduction came from the sale of a small subsidiary, and $41.3 was amortized. During 2001, $221.9 million of present value of future profits was capitalized and $42.1 million was amortized.

        The expected amortization of the present value of future profits for the next five years is as follows:

Year	Expected Amortization
2003	$33,600
2004	32,400
2005	30,500
2006	29,100
2007	28,100

    Goodwill

        The goodwill balance at December 31, 2002 and 2001, was $35.1 million and $36.0 million, respectively. The decrease of $0.9 million in 2002 relates to the sale of a small subsidiary in the first quarter. At October 31, 2002, Protective evaluated its goodwill and determined that fair value had not decreased below carrying value and no adjustment to impair goodwill was necessary in accordance with SFAS No. 142.

    Property and Equipment

        Property and equipment are reported at cost. Protective primarily uses the straight-line method of depreciation based upon the estimated useful lives of the assets. Protective's Home Office building is depreciated over a thirty-nine year useful life, furniture is depreciated over a ten year useful life, office equipment and machines are depreciated over a five year useful life, and software and computers are depreciated over a three year useful life. Major repairs or improvements are capitalized and depreciated over the estimated useful lives of the assets. Other repairs are expensed as incurred. The cost and related accumulated depreciation of property and equipment sold or retired are removed from the accounts, and resulting gains or losses are included in income.

        Property and equipment consisted of the following at December 31:

	2002	2001
Home office building	$45,297	$42,980
Other, principally furniture and equipment	67,059	67,128

	112,356	110,108
Accumulated depreciation	73,478	63,771

	$38,878	$46,337

    Separate Accounts

        The assets and liabilities related to separate accounts in which Protective does not bear the investment risk are valued at market and reported separately as assets and liabilities related to separate accounts in the accompanying consolidated financial statements.

    Stable Value Contracts Account Balances

        Protective markets guaranteed investment contracts (GICs) to 401(k) and other qualified retirement savings plans, and fixed and floating rate funding agreements to the trustees of municipal bond proceeds, institutional investors, bank trust departments, and money market funds. GICs and funding agreements are generally contracts that specify a return on deposits for a specified period and often provide flexibility for withdrawals at book value in keeping with the benefits provided by the plan. Stable value contract account balances include GICs and funding agreements issued by Protective as well as the obligations of consolidated special purpose trusts or entities formed to purchase funding agreements issued by Protective. At December 31, 2002 and 2001 Protective had $2.2 billion and $1.7 billion of stable value contract account balances marketed through structured programs. Most GICs and funding agreements written by Protective have maturities of three to five years. At December 31, 2002, maturities of stable value contracts were $1.1 billion in 2003, $1.6 billion in 2004-2005, $1.3 billion in 2006-2007, and $59.2 million after 2007.

    Revenues and Benefits Expense

  •
  Traditional Life, Health, and Credit Insurance Products — Traditional life insurance products consist principally of those products with fixed and guaranteed premiums and benefits, and include whole life insurance policies, term and term-like life insurance policies, limited-payment life insurance policies, and certain annuities with life contingencies. Life insurance and immediate annuity premiums are recognized as revenue when due. Health and credit insurance premiums are recognized as revenue over the terms of the policies. Benefits and expenses are associated with earned premiums so that profits are recognized over the life of the contracts. This is accomplished by means of the provision for liabilities for future policy benefits and the amortization of deferred policy acquisition costs. Gross premiums in excess of net premiums related to immediate annuities are deferred and recognized over the life of the policy.

  Liabilities for future policy benefits on traditional life insurance products have been computed using a net level method including assumptions as to investment yields, mortality, persistency, and other assumptions based on Protective's experience, modified as necessary to reflect anticipated trends and to include provisions for possible adverse deviation. Reserve investment yield assumptions are graded and range from 2.5% to 7.0%. The liability for future policy benefits and claims on traditional life, health, and credit insurance products includes estimated unpaid claims that have been reported to Protective and claims incurred but not yet reported. Policy claims are charged to expense in the period that the claims are incurred.

        Activity in the liability for unpaid claims is summarized as follows:

	2002	2001	2000
Balance beginning of year	$100,023	$109,973	$120,575
Less reinsurance	33,723	25,830	47,661

Net balance beginning of year	66,300	84,143	72,914

Incurred related to:
Current year	258,612	383,371	311,633
Prior year	(338)	(1,080)	(4,489)

Total incurred	258,274	382,291	307,144

Paid related to:
Current year	243,206	312,748	241,566
Prior year	22,528	81,220	60,972

Total paid	265,734	393,968	302,538

Other changes:
Acquisitions and reserve transfers	2,609	(6,166)	6,623

Net balance end of year	61,449	66,300	84,143
Plus reinsurance	54,765	33,723	25,830

Balance end of year	$116,214	$100,023	$109,973

  •
  Universal Life and Investment Products — Universal life and investment products include universal life insurance, guaranteed investment contracts, deferred annuities, and annuities without life contingencies. Premiums and policy fees for universal life and investment products consist of fees that have been assessed against policy account balances for the costs of insurance, policy administration, and surrenders. Such fees are recognized when assessed and earned. Benefit reserves for universal life and investment products represent policy account balances before applicable surrender charges plus certain deferred policy initiation fees that are recognized in income over the term of the policies. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policy account balances and interest credited to policy account balances. Interest credit rates for universal life and investment products ranged from 3.0% to 9.4% in 2002.

        Protective's accounting policies with respect to variable universal life and variable annuities are identical except that policy account balances (excluding account balances that earn a fixed rate) are valued at market and reported as components of assets and liabilities related to separate accounts.

    Income Taxes

        Protective uses the asset and liability method of accounting for income taxes. Income tax provisions are generally based on income reported for financial statement purposes. Deferred federal income taxes arise from the recognition of temporary differences between the basis of assets and liabilities determined for financial reporting purposes and the basis of assets and liabilities determined for financial reporting purposes and the basis for income tax purposes. Such temporary differences are principally related to the deferral of policy acquisition costs and the provision for future policy benefits and expenses.

    Discontinued Operations

        On December 31, 2001, Protective completed the sale to Fortis, Inc. of substantially all of its Dental Benefits Division (Dental Division) and discontinued other remaining Dental Division related operations, primarily other health insurance lines.

        The operating results and charges related to the sale of the Dental Division and discontinuance of other related operations at December 31 are as follows:

	2002	2001	2000
Total revenues	$15,809	$350,988	$368,319
Income (loss) before
income taxes from discontinued operations	$0	$(12,749)	$26,988
Income tax (expense)
Benefit	0	2,893	(10,689)

Income (loss) from discontinued operations	$0	$(9,856)	$16,299

Gain from sale of discontinued operations before income tax		$27,221
Income tax expense related to sale		(44,975)

Loss from sale of discontinued operations		$(17,754)

        Assets and liabilities related to the discontinued lines of business of approximately $5.1 million and $6.7 million, respectively, remain at December 31, 2002.

    Supplemental Cash Flow Information

        The following table sets forth supplemental cash flow information for the years ended December 31:

	December 31
	2002	2001	2000
Cash paid during the year:
Interest on debt	$987	$1,390	$3,310
Income taxes	$125,039	$27,395	$25,638

Noncash investing and financing activities
Reduction of principal on note from ESOP	$661	$342	$307
Acquisitions, related reinsurance transactions and subsidiary transfer
Assets acquired	$358,897	$2,549,484	$533,866
Liabilities assumed	$(489,412)	$(2,430,927)	$(371,457)

Net	$(130,515)	$118,557	$162,409

    Reclassifications

        Certain reclassifications have been made in the previously reported financial statements and accompanying notes to make the prior year amounts comparable to those of the current year. Such reclassifications had no effect on previously reported net income, total assets, or share-owners' equity.

NOTE B — RECONCILIATION WITH STATUTORY REPORTING PRACTICES

        Financial statements prepared in conformity with accounting principles generally accepted in the United States of America differ in some respects from the statutory accounting practices prescribed or permitted by insurance regulatory authorities. The most significant differences are as follows: (a) acquisition costs of obtaining new business are deferred and amortized over the approximate life of the policies rather than charged to operations as incurred; (b) benefit liabilities are computed using a net level method and are based on realistic estimates of expected mortality, interest, and withdrawals as adjusted to provide for possible unfavorable deviation from such assumptions; (c) deferred income taxes are not subject to statutory limitations as to amounts recognized and are recognized through earnings as opposed to being charged to share-owners' equity; (d) the Asset Valuation Reserve and Interest Maintenance Reserve are restored to share-owners' equity; (e) furniture and equipment, agents' debit balances, and prepaid expenses are reported as assets rather than being charged directly to surplus (referred to as nonadmitted assets); (f) certain items of interest income, such as mortgage and bond discounts, are amortized differently; and (g) bonds are recorded at their market values instead of amortized cost. The National Association of Insurance Commissioners (NAIC) has adopted the Codification of Statutory Accounting Principles (Codification). Codification changed statutory accounting rules in several areas and was effective January 1, 2001. The adoption of Codification did not have a material effect on Protective's statutory capital.

        The reconciliations of net income and share-owners' equity prepared in conformity with statutory reporting practices to that reported in the accompanying consolidated financial statements are as follows:

	Net Income			Share-Owner's Equity
	2002	2001	2000	2002	2001	2000
In conformity with statutory reporting practices:(1)	$67,242	$163,181	$66,694	$852,645	$775,138	$628,274
Additions (deductions) by adjustment:
Deferred policy acquisition costs, net of amortization	197,835	163,243	157,617	1,683,224	1,532,683	1,189,380
Deferred income tax	(8,894)	47,964	(52,580)	(206,844)	(74,083)	(72,065)
Asset Valuation Reserve				189,828	108,062	103,853
Interest Maintenance Reserve	(3,344)	(10,444)	(3,540)	24,015	16,959	9,715
Nonadmitted items				272,137	139,500	97,447
Other timing and valuation adjustments	(63,189)	(32,564)	(38,349)	(357,244)	(334,198)	(195,445)
Discontinued operations		(193,688)
Noninsurance affiliates	15,920	19,022	21,276
Consolidation elimination	(48,176)	(49,164)	(21,675)	(172,477)	(280,728)	(221,204)

In conformity with generally accepted accounting principles	$157,394	$107,550	$129,443	$2,285,284	$1,883,333	$1,539,955

(1)	Consolidated

        As of December 31, 2002, Protective had on deposit with regulatory authorities, fixed maturity and short-term investments with a market value of approximately $81.4 million.

NOTE C — INVESTMENT OPERATIONS

        Major categories of net investment income for the years ended December 31 are summarized as follows:

	2002	2001	2000
Fixed maturities	$673,393	$609,578	$529,990
Equity securities	3,500	2,247	2,532
Mortgage loans	218,165	208,830	177,917
Investment real estate	881	2,094	2,027
Policy loans	37,463	31,763	14,977
Other	103,826	36,695	12,532

	1,037,228	891,207	739,975
Investment expenses	57,169	52,104	47,894

	$980,059	$839,103	$692,081

        Realized investment gains (losses) for all other investments for the years ended December 31 are summarized as follows:

	2002	2001	2000
Fixed maturities	$12,606	$(4,693)	$(14,787)
Equity securities	65	2,462	1,685
Mortgage loans and other investments	(357)	(3,892)	(3,654)

	$12,314	$(6,123)	$(16,756)

        In 2002, gross gains on the sale of investments available for sale (fixed maturities, equity securities, and short-term investments) were $73.0 million, and gross losses were $60.3 million. In 2001, gross gains were $27.5 million, and gross losses were $29.7 million. In 2000, gross gains were $8.7 million, and gross losses were $28.4 million.

        Each quarter Protective reviews investments with material unrealized losses and tests for other-than-temporary impairments. Protective analyzes various factors to determine if any specific other than temporary asset impairments exist. Once a determination has been made that a specific other-than-temporary impairment exists, a realized loss is incurred and the cost basis of the impaired asset is adjusted to its fair value. During 2002 and 2001, respectively, Protective recorded other than temporary impairments in its investments of $17.8 million and $12.6 million. Protective did not record any other-than-temporary impairments in its investments in 2000.

        Realized investment gains (losses) for derivative financial instruments for the years ended December 31 are summarized as follows:

	2002	2001	2000
Derivative financial instruments	$(12,959)	$(1,718)	$2,157

        The amortized cost and estimated market values of Protective's investments classified as available for sale at December 31 are as follows:

2002	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Market Values
Fixed maturities:
Bonds:
Mortgage-backed securities	$4,168,026	$199,316	$28,311	$4,339,031
United States Government and authorities	90,647	5,752	0	96,399
States, municipalities, and political subdivision	27,005	2,349	0	29,354
Public utilities	1,153,710	61,831	42,139	1,173,402
Convertibles and bonds with warrants	115,728	2,656	5,872	112,512
All other corporate bonds	5,655,949	348,809	101,818	5,902,940
Redeemable preferred stocks	1,700	127	0	1,827

	11,212,765	620,840	178,140	11,655,465
Equity securities	51,095	2,409	4,705	48,799
Short-term investments	447,155	0	0	447,155

	$11,711,015	$623,249	$182,845	$12,151,419

2001	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Market Values
Fixed maturities:
Bonds:
Mortgage-backed securities	$3,709,118	$84,965	$33,759	$3,760,324
United States Government and authorities	98,967	4,088	0	103,055
States, municipalities, and political subdivision	94,022	4,009	0	98,031
Public utilities	807,773	19,763	4,860	822,676
Convertibles and bonds with warrants	96,951	7,423	6,184	98,190
All other corporate bonds	4,910,614	117,092	99,500	4,928,206
Redeemable preferred stocks	1,612	0	3	1,609

	9,719,057	237,340	144,306	9,812,091
Equity securities	62,051	3,565	5,123	60,493
Short-term investments	228,396	0	0	228,396

	$10,009,504	$240,905	$149,429	$10,100,980

        The amortized cost and estimated market values of fixed maturities at December 31, by expected maturity, are shown as follows. Expected maturities are derived from rates of prepayment that may differ from actual rates of prepayment.

2002	Estimated Amortized Cost	Estimated Market Values
Due in one year or less	$844,795	$845,577
Due after one year through five years	2,678,879	2,742,360
Due after five years through ten years	2,601,183	2,765,927
Due after ten years	5,087,908	5,301,601

	$11,212,765	$11,655,465

        At December 31, 2002 and 2001, Protective had bonds which were rated less than investment grade of $860.6 million and $421.3 million, respectively, having an amortized cost of $960.8 million and $499.9 million, respectively. At December 31, 2002, approximately $70.9 million of the bonds rated less than investment grade were securities issued in company-sponsored commercial mortgage loan securitizations. Approximately $1,968.1 million of bonds are not publicly traded.

        The change in unrealized gains (losses), net of income tax, on fixed maturity and equity securities for the years ended December 31 is summarized as follows:

	2002	2001	2000
Fixed maturities	$227,283	$108,307	$109,625
Equity securities	(480)	715	(820)

        At December 31, 2002, all of Protective's mortgage loans were commercial loans of which 76% were retail, 8% were apartments, 7% were office buildings, and 7% were warehouses, and 2% were other. Protective specializes in making mortgage loans on either credit-oriented or credit-anchored commercial properties, most of which are strip shopping centers in smaller towns and cities. No single tenant's leased space represents more than 3.1% of mortgage loans. Approximately 75% of the mortgage loans are on properties located in the following states listed in decreasing order of significance: Texas, Tennessee, Georgia, North Carolina, South Carolina, Alabama, Florida, Virginia, California, Mississippi, Pennsylvania, Washington, and Ohio.

        Many of the mortgage loans have call provisions after 3 to 10 years. Assuming the loans are called at their next call dates, approximately $86.7 million would become due in 2003, $399.6 million in 2004 to 2007, and $355.0 million in 2008 to 2012, and $27.2 million thereafter.

        At December 31, 2002, the average mortgage loan was approximately $2.1 million, and the weighted average interest rate was 7.5%. The largest single mortgage loan was $24.8 million.

        For several years Protective has offered a type of commercial mortgage loan under which Protective will permit a slightly higher loan-to-value ratio in exchange for a participating interest in the cash flows from the underlying real estate. As of December 31, 2002 and 2001, approximately $475.5 million and $548.4 million respectively, of Protective's mortgage loans have this participation feature.

        At December 31, 2002 and 2001, Protective's problem mortgage loans (over ninety days past due) and foreclosed properties totaled $20.6 million and $29.6 million, respectively. Since Protective's mortgage loans are collateralized by real estate, any assessment of impairment is based upon the estimated fair value of the real estate. Based on Protective's evaluation of its mortgage loan portfolio, Protective does not expect any material losses on its mortgage loans.

        At December 31, 2002 and 2001, Protective had investments related to retained beneficial interests of mortgage loan securitizations of $295.7 million and $286.4 million, respectively.

        Certain investments with a carrying value of $87.6 million were non-income producing for the twelve months ended December 31, 2002.

        Policy loan interest rates generally range from 4.5% to 8.0%.

        On December 31, 2001, Protective Life Insurance Company had $117.0 million of securities sold under repurchase agreements with an interest rate of 2.0%. The agreement-to-repurchase liability is recorded as securities sold under repurchase agreements.

NOTE D — FEDERAL INCOME TAXES

        Protective's effective income tax rate related to continuing operations varied from the maximum federal income tax rate as follows:

	2002	2001	2000
Statutory federal income tax rate applied to pretax income	35.0%	35.0%	35.0%
Dividends received deduction and tax-exempt interest	(2.3)	(1.7)	(0.6)
Low-income housing credit	(0.5)	(0.5)	(0.4)
Other	2.1	(0.1)	0.0
State income taxes	0.6	0.2	1.2

Effective income tax rate	34.9%	32.9%	35.2%

        The provision for federal income tax differs from amounts currently payable due to certain items reported for financial statement purposes in periods which differ from those in which they are reported for income tax purposes.

        Details of the deferred income tax provision for the years ended December 31 are as follows:

	2002	2001	2000
Deferred policy acquisition costs	$51,998	$81,015	$41,533
Benefits and other policy liability changes	(22,359)	(127,189)	10,969
Temporary differences of investment income	(28,637)	7,145	(3,333)
Other items	7,892	(8,935)	129

	$8,894	$(47,964)	$49,298

        The components of Protective's net deferred income tax liability as of December 31 were as follows:

	2002	2001
Deferred income tax assets:
Policy and policyholder liability reserves	$320,081	$334,876
Other	3,001	10,893

	323,082	345,769

Deferred income tax liabilities:
Deferred policy acquisition costs	431,069	379,072
Unrealized gains (losses) on investments	98,857	39,100

	529,926	418,172

Net deferred income tax liability	$206,844	$72,403

        Under pre-1984 life insurance company income tax laws, a portion of Protective's gain from operations which was not subject to current income taxation was accumulated for income tax purposes in a memorandum account designated as Policyholders' Surplus. The aggregate accumulation in this account at December 31, 2002 was approximately $70.5 million. Should the accumulation in the Policyholders' Surplus account exceed certain stated maximums, or should distributions including cash dividends be made to PLC in excess of approximately $1.1 billion, such excess would be subject to federal income taxes at rates then effective. Deferred income taxes have not been provided on amounts designated as Policyholders' Surplus. Under current income tax laws, Protective does not anticipate paying income tax on amounts in the Policyholders' Surplus accounts.

        Protective's income tax returns are included in the consolidated income tax returns of PLC. The allocation of income tax liabilities among affiliates is based upon separate income tax return calculations.

NOTE E — DEBT

        Under revolving line of credit arrangements with several banks, PLC can borrow up to $200 million on an unsecured basis. No compensating balances are required to maintain the line of credit. These lines of credit arrangements contain, among other provisions, requirements for maintaining certain financial ratios, and restrictions on indebtedness incurred by PLC's subsidiaries including Protective. Additionally, PLC, on a consolidated basis, cannot incur debt in excess of 40% of its total capital. At December 31, 2002, PLC had $30.0 million of borrowings outstanding under these credit arrangements at an interest rate of 1.92%.

        Protective has a mortgage note on investment real estate amounting to approximately $2.3 million that matures in 2003.

        Included in indebtedness to related parties is a surplus debenture issued by Protective to PLC. At December 31, 2002, the balance of the surplus debenture was $2 million. The debenture matures in 2003 and has an interest rate of 8.5%.

        Protective routinely receives from or pays to affiliates under the control of PLC reimbursements for expenses incurred on one another's behalf. Receivables and payables among affiliates are generally settled monthly.

        Interest expense on debt totaled $1.4 million, $1.8 million, and $3.8 million in 2002, 2001, and 2000, respectively.

NOTE F — RECENT ACQUISITIONS

        In January 2001, Protective coinsured a block of individual life policies from Standard Insurance Company.

        In October 2001, Protective completed the acquisition of the stock of Inter-State Assurance Company (Inter-State) and First Variable Life Insurance Company (First Variable) from ILona Financial Group, Inc., a subsidiary of Irish Life & Permanent plc of Dublin, Ireland. The purchase price was approximately $250 million. The assets acquired included $166.1 million of present value of future profits.

        In June 2002, Protective coinsured a block of traditional life and interest-sensitive life insurance policies from Conseco Variable Insurance Company.

        These transactions have been accounted for as purchases, and the results of the transactions have been included in the accompanying financial statements since their respective effective dates.

        Summarized below are the consolidated results of operations for 2002 and 2001, on an unaudited pro forma basis, as if the Inter-State, First Variable, and Conseco transactions had occurred as of January 1, 2001. The pro forma information is based on Protective's consolidated results of operations for 2002 and 2001, and on data provided by the acquired companies, after giving effect to certain pro forma adjustments. The pro forma financial information does not purport to be indicative of results of operations that would have occurred had the transaction occurred on the basis assumed above nor are they indicative of results of the future operations of the combined enterprises.

(unaudited)	2002	2001
Total revenues	$1,844,221	$1,649,798
Net income	160,020	121,577

NOTE G — COMMITMENTS AND CONTINGENT LIABILITIES

        Protective leases administrative and marketing office space in approximately 60 cities including Birmingham, with most leases being for periods of three to ten years. The aggregate annualized rent is approximately $10.8 million.

        In February 2000, Protective entered into an arrangement related to the construction of a building contiguous to its existing home office complex. In connection with the arrangement Protective established a special purpose vehicle (SPV) that owns the building and leases it to Protective. The lease is accounted for as an operating lease under SFAS No. 13 "Accounting For Leases". The SPV is funded and its equity is held by outside investors, and as a result, neither the debt nor the building owned by the SPV are included in Protective's consolidated financial statements. Lease payments commence upon completion, which occurred January 31, 2003, and is based on then current LIBOR interest rates and the cost of the building. At the end of the lease term, February 1, 2007, Protective may purchase the building for the original building cost of approximately $75 million. Based upon current interest rates, annual lease payments are estimated to be $1.6 million. Were Protective not to purchase the building, a payment of approximately $66.8 million would be due at the end of the lease term.

        Under insurance guaranty fund laws, in most states insurance companies doing business therein can be assessed up to prescribed limits for policyholder losses incurred by insolvent companies. Protective does not believe such assessments will be materially different from amounts already provided for in the financial statements. Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's own financial strength.

        A number of civil jury verdicts have been returned against insurers and other providers of financial services involving sales practices, alleged agent misconduct, failure to properly supervise representatives' relationships with agents or persons with whom the insurer does business, and other matters. Increasingly these lawsuits have resulted in the award of substantial judgments that are disproportionate to the actual damages, including material amounts of punitive and non-economic compensatory damages. In some states, juries, judges and arbitrators have substantial discretion in awarding punitive and non-economic compensatory damages which creates the potential for unpredictable material adverse judgments or awards in any given lawsuit or arbitration. Arbitration awards are subject to very little appellate review. In addition, in some class action and other lawsuits, companies have made material settlement payments. Protective, like other financial service companies, in the ordinary course of business, is involved in such litigation or, alternatively, in arbitration. Although the outcome of any such litigation or arbitration cannot be predicted Protective believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse effect on the financial position, results of operations, or liquidity of Protective.

NOTE H — SHARE-OWNER'S EQUITY AND RESTRICTIONS

        At December 31, 2002, approximately $1,384.0 million of consolidated share-owner's equity, excluding net unrealized gains on investments, represented net assets of Protective and its subsidiaries that cannot be transferred to PLC in the form of dividends, loans, or advances. In addition, Protective and its subsidiaries are subject to various state statutory and regulatory restrictions on their ability to pay dividends to PLC. In general, dividends up to specified levels are considered ordinary and may be paid thirty days after written notice to the insurance commissioner of the state of domicile unless such commissioner objects to the dividend prior to the expiration of such period. Dividends in larger amounts are considered extraordinary and are subject to affirmative prior approval by such commissioner. The maximum amount that would qualify as ordinary dividends to PLC by Protective in 2003 is estimated to be $93.1 million.

NOTE I — PREFERRED STOCK

        PLC owns all of the 2,000 shares of preferred stock issued by Protective's subsidiary, Protective Life and Annuity Insurance Company (PL&A). The stock pays, when and if declared, noncumulative participating dividends to the extent PL&A's statutory earnings for the immediately preceding fiscal year exceeded $1.0 million. In 2002, PL&A paid a $50.0 thousand preferred dividend to PLC. PL&A paid a $1.0 million preferred dividend to PLC in 2001, and paid no preferred dividend during 2000.

NOTE J — RELATED PARTY MATTERS

        On August 6, 1990, PLC announced that its Board of Directors approved the formation of an Employee Stock Ownership Plan (ESOP). On December 1, 1990, Protective transferred to the ESOP 520,000 shares of PLC's common stock held by it in exchange for a note. The outstanding balance of the note, $3.8 million at December 31, 2002, is accounted for as a reduction to share-owner's equity. The stock will be used to match employee contributions to PLC's existing 401(k) Plan. The ESOP shares are dividend paying. Dividends on the shares are used to pay the ESOP's note to Protective.

        Protective leases furnished office space and computers to affiliates. Lease revenues were $3.5 million in 2002, $4.0 million in 2001, and $4.0 million in 2000. Protective purchases data processing, legal, investment and management services from affiliates. The costs of such services were $88.0 million, $82.6 million, and $76.7 million in 2002, 2001, and 2000, respectively. Commissions paid to affiliated marketing organizations of $8.2, $10.0 million, and $12.0 million in 2002, 2001, and 2000, respectively, were included in deferred policy acquisition costs.

        Certain corporations with which PLC's directors were affiliated paid Protective premiums and policy fees or other amounts for various types of insurance and investment products. Such premiums, policy fees, and other amounts totaled $16.0 million, $19.6 million and $50.9 million in 2002, 2001, and 2000, respectively. Protective and/or PLC paid commissions, interest on debt and investment products, and fees to these same corporations totaling $1.6 million, $5.9 million and $28.2 million in 2002, 2001, and 2000, respectively.

        For a discussion of indebtedness to related parties, see Note E.

NOTE K — OPERATING SEGMENTS

        Protective operates business segments, each having a strategic focus which can be grouped into three general categories: life insurance, retirement savings and investment products, and specialty insurance products. An operating segment is generally distinguished by products and/or channels of distribution. A brief description of each division follows.

Life Insurance

        The Life Marketing segment markets level premium term and term-like insurance, universal life, and variable universal life products on a national basis primarily through networks of independent insurance agents and brokers, and in the "bank owned life insurance" market.

        The Acquisitions segment focuses on acquiring, converting, and servicing policies acquired from other companies. The segment's primary focus is on life insurance policies sold to individuals.

Retirement Savings and Investment Products

        The Stable Value Contracts segment markets guaranteed investment contracts to 401(k) and other qualified retirement savings plans. The segment also markets fixed and floating rate funding agreements to the trustees of municipal bond proceeds, institutional investors, bank trust departments, and money market funds. Additionally, the segment sells funding agreements to special purpose entities that in turn issue notes or certificates in smaller, transferable denominations.

        The Annuities segment manufactures, sells, and supports fixed and variable annuity products. These products are primarily sold through stockbrokers, but are also sold through financial institutions and the Life Marketing segment's sales force.

Specialty Insurance Products

        The Asset Protection segment markets credit life and disability insurance products through banks, consumer finance companies, and automobile dealers, and markets vehicle and recreational marine extended service contracts.

Corporate and Other

        Protective has an additional business segment herein referred to as the Corporate and Other segment. The Corporate and Other segment primarily consists of net investment income and expenses not attributable to the segments above (including net investment income on unallocated capital and interest on substantially all debt). This segment also includes earning from several lines of business which Protective is not actively marketing (mostly cancer insurance and group annuities), various investment-related transactions, and the operations of several subsidiaries.

        Protective uses the same accounting policies and procedures to measure operating segment income and assets as it uses to measure its consolidated net income and assets. Operating segment income is generally income before income tax, adjusted to exclude any pretax minority interest in income of consolidated subsidiaries. Premiums and policy fees, other income, benefits and settlement expenses, and amortization of deferred policy acquisition costs are attributed directly to each operating segment. Net investment income is allocated based on directly related assets required for transacting the business of that segment. Realized investment gains (losses) and other operating expenses are allocated to the segments in a manner which most appropriately reflects the operations of that segment. Unallocated realized investment gains (losses) are deemed not to be associated with any specific segment.

        Assets are allocated based on policy liabilities and deferred policy acquisition costs directly attributable to each segment.

        There are no significant intersegment transactions.

        The following table sets forth total operating segment income and assets for the periods shown. Adjustments represent the inclusion of unallocated realized investment gains (losses), the recognition of income tax expense, income from discontinued operations, and cumulative effect of change in accounting principle. Asset adjustments represent the inclusion of assets related to discontinued operations.

        In December 2001, Protective sold substantially all of its Dental Division and discontinued other Dental related operations. Additionally, other adjustments were made to combine its life insurance marketing operations into a single segment, and to reclassify certain smaller businesses. Prior period segment results have been restated to reflect these changes.

	Life Insurance
Operating Segment Income	Life Marketing	Acquisitions
2002
Gross premiums and policy fees	$642,852	$315,347
Reinsurance ceded	(422,668)	(76,333)

Net premium and policy fees	220,184	239,014
Net investment income	208,451	252,147
Realized investment gains (losses)	—	—
Other income	1,344	1,826

Total revenues	429,979	492,987

Benefits and settlement expenses	228,225	315,929
Amortization of deferred policy acquisition costs	117,836	35,245
Other operating expenses	(41,501)	45,395

Total benefits and expenses	304,560	396,569

Income from continuing operations before income tax	125,419	96,418
Income tax expense
Discontinued operations, net of income tax
Change in accounting principle, net of income tax

Net income

2001
Gross premiums and policy fees	$542,407	$243,914
Reinsurance ceded	(421,411)	(61,482)

Net premium and policy fees	120,996	182,432
Net investment income	178,866	187,535
Realized investment gains (losses)	—	—
Other income	1,134	345

Total revenues	300,996	370,312

Benefits and settlement expenses	190,538	238,877
Amortization of deferred policy acquisition costs and goodwill	41,399	20,500
Other operating expenses	(22,957)	41,684

Total benefits and expenses	208,980	301,061

Income from continuing operations before income tax	92,016	69,251
Income tax expense
Discontinued operations, net of income tax
Change in accounting principle, net of income tax

Net income

2000
Gross premiums and policy fees	$487,720	$134,099
Reinsurance ceded	(387,907)	(31,102)

Net premium and policy fees	99,813	102,997
Net investment income	152,317	116,940
Realized investment gains (losses)	—	—
Other income	(1,379)	(4)

Total revenues	250,751	219,933

Benefits and settlement expenses	149,430	125,151
Amortization of deferred policy acquisition costs and goodwill	48,770	17,081
Other operating expenses	(23,255)	24,077

Total benefits and expenses	174,945	166,309

Income from continuing operations before income tax	75,806	53,624
Income tax expense
Discontinued operations, net of income tax
Change in accounting principle, net of income tax

Net income

Operating Segment Assets
2002
Investments and other assets	$4,193,732	$4,574,470
Deferred policy acquisition costs	973,631	438,092
Goodwill	—	—

Total assets	$5,167,363	$5,012,562

2001
Investments and other assets	3,431,441	$4,091,672
Deferred policy acquisition costs	829,021	418,268
Goodwill	—	—

Total assets	$4,260,462	$4,509,940

(1)	Adjustments to net income represent the inclusion of unallocated realized investment gains (losses), the recognition of income tax expense, income from discontinued operations, and cumulative effect of change in accounting principle. Asset adjustments represent the inclusion of assets related to discontinued operations.

	Retirement Savings and Investment Products		Specialty Insurance Products
Operating Segment Income	Stable Value Contracts	Annuities	Asset Protection	Corporate And Other	Adjustments(1)	Total Consolidated
2002
Gross premiums and policy fees	—	$25,826	$490,452	$55,357	—	$1,529,834
Reinsurance ceded	—	—	(228,719)	(19,260)	—	(746,980)

Net premium and policy fees	—	25,826	261,733	36,097	—	782,854
Net investment income	$246,098	220,433	43,789	9,141	—	980,059
Realized investment gains (losses)	(7,061)	2,277	—	—	$4,139	(645)
Other income	—	3,229	33,670	1,414	—	41,483

Total revenues	239,037	251,765	339,192	46,652	—	1,803,751

Benefits and settlement expenses	196,576	186,107	200,958	34,436	—	1,162,231
Amortization of deferred policy acquisition costs	2,304	24,669	57,957	1,479	—	239,490
Other operating expenses	4,946	26,037	95,469	30,061	—	160,407

Total benefits and expenses	203,826	236,813	354,384	65,976	—	1,562,128

Income from continuing operations before income tax	35,211	14,952	(15,192)	(19,324)	4,139	241,623
Income tax expense					84,229	84,229
Discontinued operations, net of income tax					—	—
Change in accounting principle, net of income tax					—	—

Net income						$157,394

2001
Gross premiums and policy fees	—	$28,145	$524,281	$51,072	—	$1,389,819
Reinsurance ceded	—	—	(274,220)	(14,038)	—	(771,151)

Net premium and policy fees	—	28,145	250,061	37,034	—	618,668
Net investment income	$261,079	167,809	48,617	(4,803)	—	839,103
Realized investment gains (losses)	7,218	1,139	—	—	$(16,198)	(7,841)
Other income	—	3,441	31,907	1,751	—	38,578

Total revenues	268,297	200,534	330,585	33,982	(16,198)	1,488,508

Benefits and settlement expenses	222,306	137,204	154,893	28,806	—	972,624
Amortization of deferred policy acquisition costs and goodwill	1,662	24,021	60,508	1,795	—	149,885
Other operating expenses	3,961	24,073	79,453	25,827	—	152,041

Total benefits and expenses	227,929	185,298	294,854	56,428	—	1,274,550

Income from continuing operations before income tax	40,368	15,236	35,731	(22,446)	(16,198)	213,958
Income tax expense					70,457	70,457
Discontinued operations, net of income tax					(27,610)	(27,610)
Change in accounting principle, net of income tax					(8,341)	(8,341)

Net income						$107,550

2000
Gross premiums and policy fees	—	$30,127	$479,397	$44,600	—	$1,175,943
Reinsurance ceded	—	—	(258,931)	(8,168)	—	(686,108)

Net premium and policy fees	—	30,127	220,466	36,432	—	489,835
Net investment income	$243,133	132,204	46,464	1,023	—	692,081
Realized investment gains (losses)	(6,556)	410	—	—	$(8,453)	(14,599)
Other income	—	2,809	28,352	5,416	—	35,194

Total revenues	236,577	165,550	295,282	42,871	(8,453)	1,202,511

Benefits and settlement expenses	207,143	109,607	135,494	33,953	—	760,778
Amortization of deferred policy acquisition costs and goodwill	900	24,156	52,646	2,141	—	145,694
Other operating expenses	3,882	18,203	72,316	26,194	—	121,417

Total benefits and expenses	211,925	151,966	260,456	62,288	—	1,027,889

Income from continuing operations before income tax	24,652	13,584	34,826	(19,417)	(8,453)	174,622
Income tax expense					61,478	61,478
Discontinued operations, net of income tax					16,299	16,299
Change in accounting principle, net of income tax					—	—

Net income						$129,443

Operating Segment Assets
2002
Investments and other assets	$3,930,669	$4,821,398	$1,069,341	$1,355,762	$123,829	$20,069,201
Deferred policy acquisition costs	4,908	93,140	165,751	7,702	—	1,683,224
Goodwill	—	—	34,795	348	—	35,143

Total assets	$3,935,577	$4,914,538	$1,269,887	$1,363,812	$123,829	$21,787,568

2001
Investments and other assets	$3,872,637	$4,501,667	$1,050,546	$955,984	$109,881	$18,013,828
Deferred policy acquisition costs	6,374	128,488	142,230	8,302	—	1,532,683
Goodwill	—	—	35,644	348	—	35,992

Total assets	$3,879,011	$4,630,155	$1,228,420	$964,634	$109,881	$19,582,503

(1)	Adjustments to net income represent the inclusion of unallocated realized investment gains (losses), the recognition of income tax expense, income from discontinued operations, and cumulative effect of change in accounting principle. Asset adjustments represent the inclusion of assets related to discontinued operations.

NOTE L — EMPLOYEE BENEFIT PLANS

        PLC has a defined benefit pension plan covering substantially all of its employees. The plan is not separable by affiliates participating in the plan. The benefits are based on years of service and the employee's highest thirty-six consecutive months of compensation. PLC's funding policy is to contribute amounts to the plan sufficient to meet the minimum funding requirements of ERISA plus such additional amounts as PLC may determine to be appropriate from time to time. Contributions are intended to provide not only for benefits attributed to service to date but also for those expected to be earned in the future.

        The actuarial present value of benefit obligations and the funded status of the plan taken as a whole at December 31 are as follows:

	2002	2001
Projected benefit obligation, beginning of the year	$50,869	$45,538
Service cost — benefits earned during the year	3,724	3,739
Interest cost — on projected benefit obligation	4,111	3,531
Actuarial gain (loss)	6,353	(357)
Plan amendment		1,162
Divestiture		(2,165)
Benefits paid	(2,878)	(579)

Projected benefit obligation, end of the year	62,179	50,869

Fair value of plan assets beginning of the year	44,024	40,822
Actual return on plan assets	(7,845)	(1,440)
Employer contribution	16,149	5,221
Benefits paid	(2,878)	(579)

Fair value of plan assets end of the year	49,450	44,024

Plan assets less than the projected benefit obligation	(12,729)	(6,845)
Unrecognized net actuarial loss from past experience different from that assumed.	28,252	10,213
Unrecognized prior service cost	1,886	2,026

Net pension asset recognized in balance sheet	$17,409	$5,394

        Net pension cost of the defined benefit pension plan includes the following components for the years ended December 31:

	2002	2001	2000
Service cost	$3,723	$3,739	$3,338
Interest cost	4,111	3,531	3,195
Expected return on plan assets	(4,265)	(3,669)	(3,049)
Amortization of prior service cost	263	176	176
Amortization of transition asset			(17)
Amortization of losses	302	141
Recognized net actuarial loss
Cost of divestiture		186

Net pension cost	$4,134	$4,104	$3,643

        Assumptions used to determine the benefit obligations as of December 31 were as follows:

	2002	2001	2000
Weighted average discount rate	6.75%	7.25%	7.50%
Rates of increase in compensation level	4.50	5.00	5.25
Expected long-term rate of return on assets	8.50	8.50	8.50

        At December 31, 2002 approximately $7.7 million of the assets of the pension plan were in a group annuity contract with Protective and therefore are included in the general assets of Protective. Approximately $41.7 million of the assets of the pension plan are invested in a collective trust managed by Northern Trust Corporation.

        Prior to July 1999, upon retirement, the amount of pension plan assets vested in the retiree were used to purchase a single premium annuity from Protective in the retiree's name. Therefore, amounts presented above as plan assets exclude assets relating to such retirees. Beginning July 1999, retiree obligations are being fulfilled from pension plan assets.

        PLC also sponsors an unfunded excess benefits plan, which is a nonqualified plan that provides defined pension benefits in excess of limits imposed on qualified plans by federal tax law. At December 31, 2002 and 2001, the projected benefit obligation of this plan totaled $17.1 million and $15.9 million, respectively, of which $14.5 million and $13.8 million, respectively, have been recognized in PLC's financial statements.

        Net pension costs of the excess benefits plan includes the following components for the years ended December 31:

	2002	2001	2000
Service cost	$455	$686	$736
Interest cost	1,178	1,121	1,067
Amortization of prior service cost	16	19	19
Amortization of transition asset		37	37
Recognized net actuarial loss	71	233	194
Cost of divestiture and special termination benefits		1,807

Net pension cost	$1,720	$3,903	$2,053

        In addition to pension benefits, PLC provides limited healthcare benefits to eligible retired employees until age 65. The postretirement benefit is provided by an unfunded plan. At December 31, 2002 and 2001, the liability for such benefits was approximately $1.2 million. The expense recorded by PLC was $0.1 million in 2002, 2001 and 2000. PLC's obligation is not materially affected by a 1% change in the healthcare cost trend assumptions used in the calculation of the obligation.

        Life insurance benefits for retirees are provided through the purchase of life insurance policies upon retirement from $10,000 up to a maximum of $75,000. This plan is partially funded at a maximum of $50,000 face amount of insurance.

        PLC sponsors a defined contribution retirement plan which covers substantially all employees. Employee contributions are made on a before-tax basis as provided by Section 401(k) of the Internal Revenue Code. PLC established an Employee Stock Ownership Plan (ESOP) to match voluntary employee contributions to PLC's 401(k) Plan. In 1994, a stock bonus was added to the 401(k) Plan for employees who are not otherwise under a bonus or sales incentive plan. Expense related to the ESOP consists of the cost of the shares allocated to participating employees plus the interest expense on the ESOP's note payable to Protective less dividends on shares held by the ESOP. At December 31, 2002, PLC had committed approximately 134,293 shares to be released to fund employee benefits. The expense recorded by PLC for these employee benefits was less than $0.1 million in 2002, 2001, and 2000.

        PLC sponsors a deferred compensation plan for certain directors, officers, agents, and others. Compensation deferred is credited to the participants in cash, PLC Common Stock, or as a combination thereof.

        Protective's share of net costs related to employee benefit plans was approximately $3.4 million, $5.4 million, and $4.1 million, in 2002, 2001, and 2000, respectively.

NOTE M — STOCK BASED COMPENSATION

        Certain Protective employees participate in PLC's stock-based incentive plans and receive stock appreciation rights (SARs) from PLC.

        Since 1973, Protective has had stock-based incentive plans to motivate management to focus on PLC's long-range performance through the awarding of stock-based compensation. Under plans approved by share owners in 1997 and 1998, up to 5,000,000 shares may be issued in payment of awards.

        The criteria for payment of performance awards is based primarily upon a comparison of PLC's average return on average equity and total rate of return over a four-year award period (earlier upon the death, disability, or retirement of the executive, or in certain circumstances, of a change in control of PLC) to that of a comparison group of publicly held life and multiline insurance companies. If PLC's results are below the median of the comparison group, no portion of the award is earned. If PLC's results are at or above the 90th percentile, the award maximum is earned. Awards are paid in shares of PLC Common Stock.

        Performance shares and performance-based stock appreciation rights (P-SARs) awarded in 2000, 2001, and 2002, and the estimated fair value of the awards at grant date are as follows:

Year Awarded	Performance Shares	P-SARs	Estimated Fair Value
2002	192,360		$5,700
2001	153,490	40,000	4,900
2000	3,330	513,618	3,700

        A performance share is equivalent in value to one share of PLC Common Stock. Each P-SAR will convert to the equivalent of one stock appreciation right (SAR) if earned. Of the 2000 P-SARs awarded, 68,392 have been canceled and 100,072 have been converted to SARs. The remaining 345,154 P-SARs will convert to SARs in 2004 if earned. The 40,000 P-SARs awarded in 2001 were not earned and have been canceled. The P-SARs, if earned and converted to SARs, expire 10 years after the grant date. At December 31, 2002, the total outstanding performance shares and P-SARs related to these performance-based plans measured at maximum payouts were 589,029 and 540,689, respectively.

        Between 1996 and 2002 SARs were granted (in addition to the P-SARs discussed above) to certain officers of PLC to provide long-term incentive compensation based solely on the performance of Protective's Common Stock. The SARs are exercisable after five years (earlier upon the death, disability, or retirement of the officer, or in certain circumstances, of a change in control of PLC) and expire after ten years or upon termination of employment. The SARs activity as well as weighted average base price for 2000, 2001, and 2002 is as follows:

	Wtd. Avg. Base Price	No. of SARs
Balance at December 31, 1999	$17.44	675,000
SARs Granted	22.31	217,500
SARs Cancelled	18.14	(17,500)

Balance at December 31, 2000	$18.64	875,000
SARs Granted	26.34	138,751
P-SARs Converted	22.31	100,072

Balance at December 31, 2001	$19.92	1,113,823
SARs Granted	32.00	480,000
SARs Exercised	32.60	(80,000)
SARs Cancelled	22.31	(15,000)

Balance at December 31, 2002	$23.90	1,498,823

        The outstanding SARs at December 31, 2002, were at the following base prices:

Base Price	SARs Outstanding	Remaining Life in Years	Currently Exercisable
$17.44	580,000	3	580,000
22.31	376,323	7	183,823
31.26	50,000	8	0
31.29	12,500	8	2,500
32.00	480,000	9	0

        The SARs issued in 2000, 2001, and 2002 had estimated fair values at grant date of $1.5 million, $0.6 million, and $3.7 million, respectively. The fair value of the 2002 SARs was estimated using a Black-Scholes option pricing model. Assumptions used in the model were as follows: expected volatility of 24.6% (approximately equal to that of the S&P Life and Health Insurance Index), a risk-free interest rate of 3.4%, a dividend rate of 2.0%, and an expected exercise date of 2008.

        PLC will pay an amount equal to the difference between the specified base price of PLC's Common Stock and the market value at the exercise date for each SAR.

        The expense recorded by PLC for its stock-based compensation plans was $5.2 million, $5.6 million, and $4.1 million in 2002, 2001, and 2000, respectively. PLC's obligations of its stock-based compensation plans that are expected to be settled in shares of PLC's Common Stock are reported as a component of share-owners' equity.

NOTE N — REINSURANCE

        Protective reinsures certain of its risks with, and assumes risks from other insurers under yearly renewable term, coinsurance, and modified coinsurance agreements. Under yearly renewable term agreements, Protective generally pays specific premiums to the reinsurer and receives specific amounts from the reinsurer as reimbursement for certain expenses. Coinsurance agreements are accounted for by passing a portion of the risk to the reinsurer. Generally, the reinsurer receives a proportionate part of the premiums less commissions and is liable for a corresponding part of all benefit payments. Modified coinsurance is accounted for similarly to coinsurance except that the liability for future policy benefits is held by the original company, and settlements are made on a net basis between the companies. A substantial portion of Protective's new life insurance and credit insurance sales is being reinsured. Protective reviews the financial condition of its reinsurers and monitors the amount of reinsurance it has with its reinsurers.

        Protective has reinsured approximately $216.1 billion, $169.5 billion and $126.0 billion in face amount of life insurance risks with other insurers representing $546.0 million, $565.1 million and $496.4 million of premium income for 2002, 2001, and 2000, respectively. Protective has also reinsured accident and health risks representing $61.5 million, $122.7 million and $125.8 million of premium income for 2002, 2001, and 2000, respectively. In 2002 and 2001, policy and claim reserves relating to insurance ceded of $2,304.9 million and $2,059.0 million, respectively, are included in reinsurance receivables. Should any of the reinsurers be unable to meet its obligation at the time of the claim, obligation to pay such claim would remain with Protective. At December 31, 2002 and 2001, Protective had paid $45.5 million and $46.4 million, respectively, of ceded benefits which are recoverable from reinsurers. In addition, at December 31, 2002, Protective had receivables of $66.1 million related to insurance assumed.

        In 2002, Protective discovered that it had overpaid reinsurance premiums to several reinsurance companies of approximately $94.6 million. At December 31, 2002, Protective had recorded cash and receivables totaling $69.7 million, which reflects the amounts received and Protective's current estimate of amounts to be recovered in the future, based upon the information available. The corresponding increase in premiums and policy fees resulted in $62.5 million of additional amortization of deferred policy acquisition costs in 2002. The amortization of deferred policy acquisition costs takes into account the amortization relating to the increase in premiums and policy fees as well as the additional amortization required should the remainder of the overpayment not be collected. As a result of the foregoing, Protective's 2002 pretax income increased $7.2 million.

NOTE O — ESTIMATED FAIR VALUES OF FINANCIAL INSTRUMENTS

        The carrying amount and estimated fair values of Protective's financial instruments at December 31 are as follows:

	2002		2001
	Carrying Amount	Estimated Fair Values	Carrying Amount	Estimated Fair Values
Assets (see Notes A and C):
Investments:
Fixed maturities	$11,655,465	$11,655,465	$9,812,091	$9,812,091
Equity securities	48,799	48,799	60,493	60,493
Mortgage loans on real estate	2,518,151	2,826,133	2,512,844	2,671,074
Short-term investments	447,155	447,155	228,396	228,396
Liabilities (see Notes A and E):
Stable value account balances	4,018,552	4,124,192	3,716,530	3,821,955
Annuity account balances	3,744,000	3,795,794	3,248,218	3,166,052
Notes payable	2,264	2,264	2,291	2,291
Other (see Note A):
Derivative Financial Instruments	86,766	86,766	(1,634)	(1,634)

        Except as noted below, fair values were estimated using quoted market prices.

        Protective estimates the fair value of its mortgage loans using discounted cash flows from the next call date.

        Protective believes the fair value of its short-term investments and notes payable to banks approximates book value due to either being short-term or having a variable rate of interest.

        Protective estimates the fair value of its guaranteed investment contracts and annuities using discounted cash flows and surrender values, respectively.

        Protective believes it is not practicable to determine the fair value of its policy loans since there is no stated maturity, and policy loans are often repaid by reductions to policy benefits.

        Protective estimates the fair value of its derivative financial instruments using market quotes or derivative pricing models. The fair value represents the net amount of cash Protective would have received (or paid) had the contracts been terminated on December 31.

SCHEDULE III — SUPPLEMENTARY INSURANCE INFORMATION

PROTECTIVE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(in thousands)

COL. A	COL. B	COL. C	COL. D	COL. E	COL. F	COL. G	COL. H	COL. I	COL. J
Segment	Deferred Policy Acquisition Costs	Future Policy Benefits and Claims	Unearned Premiums	GIC, Annuity Deposits and Other Policyholders' Funds	Net Premiums and Policy Fees	Net Investment Income(1)	Benefits and Settlement Expenses	Amortization of Deferred Policy Acquisitions Costs	Other Operating Expenses(1)
Year Ended December 31, 2002:
Life Marketing	$973,631	$4,031,021	$318	$48,558	$220,184	$208,451	$228,225	$117,836	$(41,501)
Acquisitions	438,092	3,240,407	395	1,054,031	239,014	252,147	315,929	35,245	45,395
Stable Value Contracts	4,908	0	0	3,930,668	0	246,098	196,576	2,304	4,945
Annuities	93,140	571,109	0	2,742,642	25,826	220,433	186,107	24,669	26,038
Asset Protection	165,751	328,849	777,797	8,714	261,733	43,789	200,958	57,957	95,469
Corporate and Other	7,702	55,863	2,212	96,118	36,097	9,141	34,436	1,479	30,061
Adjustments(2)	0	88,922	286	23,157	0	0	0	0	0

TOTAL	$1,683,224	$8,316,171	$781,008	$7,903,888	$782,854	$980,059	$1,162,231	$239,490	$160,407

Year Ended December 31, 2001:
Life Marketing	$829,021	$3,326,841	$303	$86,937	$120,996	$178,866	$190,538	$41,399	$(22,957)
Acquisitions	418,268	3,046,401	434	876,221	182,432	187,535	238,877	20,500	41,684
Stable Value Contracts	6,374	0	0	3,872,637	0	261,079	222,306	1,662	3,961
Annuities	128,488	281,074	0	2,232,779	28,145	167,809	137,204	24,021	24,073
Asset Protection	142,230	211,713	898,340	3,856	250,061	48,617	154,893	57,681	82,280
Corporate and Other	8,302	16,572	2,242	247	37,034	(4,803)	28,806	1,795	25,827
Adjustments(2)	0	92,084	334	24,195	0	0	0	0	0

TOTAL	$1,532,683	$6,974,685	$901,653	$7,096,872	$618,668	$839,103	$972,624	$147,058	$154,868

Year Ended December 31, 2000:
Life Marketing					$99,813	$152,317	$149,430	$48,771	$(23,255)
Acquisitions					102,997	116,940	125,151	17,081	24,077
Stable Value Contracts					—	243,133	207,143	900	3,882
Annuities					30,127	132,204	109,607	24,156	18,203
Asset Protection					220,466	46,464	135,494	50,132	74,830
Corporate and Other					36,432	1,024	33,953	2,140	26,196
Adjustments(2)					0	0	0	0	0

TOTAL					$489,835	$692,082	$760,778	$143,180	$123,933

(1)	Allocations of Net Investment Income and Other Operating Expenses are based on a number of assumptions and estimates and results would change if different methods were applied.
(2)	Asset adjustments represent the inclusion of assets related to discontinued operations.

SCHEDULE IV — REINSURANCE

PROTECTIVE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(Dollars in thousands)

COL. A	COL. B	COL. C	COL. D	COL. E	COL. F
	Gross Amount	Ceded to Other Companies	Assumed from Other Companies	Net Amount	Percentage of Amount Assumed to Net
Year Ended December 31, 2002:
Life insurance in force	$248,994,479	$219,025,215	$21,523,110	$51,492,374	41.8%

Premiums and policy fees:
Life insurance	$854,813	$545,976	$235,198	$544,035	43.2%
Accident and health insurance	103,858	61,512	44,337	86,683	51.1%
Property and liability insurance	194,601	152,730	110,543	152,414	72.5%

TOTAL	$1,153,272	$760,218	$390,078	$783,132

Year Ended December 31, 2001:
Life insurance in force	$191,105,511	$171,449,182	$23,152,614	$42,808,943	54.1%

Premiums and policy fees:
Life insurance	$774,294	$565,130	$198,832	$407,996	48.7%
Accident and health insurance	181,508	122,747		58,761	0.0%
Property and liability insurance	158,890	83,274	76,295	151,911	50.2%

TOTAL	$1,114,692	$771,151	$275,127	$618,668

Year Ended December 31, 2000:
Life insurance in force	$153,371,754	$128,374,583	$17,050,342	$42,047,513	40.6%

Premiums and policy fees:
Life insurance	$670,113	$493,793	$112,668	$288,988	39.0%
Accident and health insurance	203,475	128,520	17,164	92,119	18.6%
Property and liability insurance	159,354	63,795	13,169	108,728	12.1%

TOTAL	$1,032,942	$686,108	$143,001	$489,835

SCHEDULE V — VALUATION ACCOUNTS

PROTECTIVE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(Dollars in thousands)

COL. A	COL. B	COL. C		COL. D	COL. E
Additions
Description	Balance at beginning of period	(1) Charged to costs and expenses	(2) Charges to other accounts	Deductions	Balance at end of period
Allowance for Uncollected Reinsurance Receivable	$0	$0	$24,833	$0	$24,833

PART C
OTHER INFORMATION

Item 27.    Exhibits.

1.	Certified resolutions of the board of directors of Protective Life Insurance Company establishing Protective Variable Life Separate Account. (1)
2.	Custodian Agreements — None.
3.	(a) Form of Underwriting Agreement among Protective Life Insurance Company, Investment Distributors, Inc. and Protective Variable Life Separate Account. (2)
(a)(1) Amendment I to the Underwriting Agreement. (8)
(b) Form of Distribution Agreement between Investment Distributors, Inc. and selling broker-dealers. (2)
4.	(a) Form of Contract (for Policies Applied for before June 1, 2003). (4)
(a)(1) Form of Contract (for Policies Applied for on or after June 1, 2003).
(b) Children's term life rider. (1)
(c) Accidental death benefit rider. (1)
(d) Disability benefit rider. (1)
(d) Guaranteed insurability rider. (1)
(f) Protected insurability benefit rider. (1)
(g) Term Rider for Covered Insured. (4)
(h)(1) Policy Value Credit Endorsement (for Policies Applied for before June 1, 2003). (4)
(h)(2) Policy Value Credit Endorsement (for Policies Applied for on or after June 1, 2003).
(i) Terminal Illness Accelerated Death Benefit Endorsement. (10)
(j) Lapse Protection Extension Rider. (15)
(k) Cash Value Accumulation Test Endorsement. (12)
(l) Residual Death Benefit Endorsement (for Policies Applied for on or after June 1, 2003).
(m)(1) Policy Loan Endorsement (for Policies Applied for Before June 1, 2003). (12)
(m)(2) Policy Loan Endorsement (for Policies Applied for on or after June 1, 2003).
5.	Form of Contract Application. (4)
6.	(a) Charter of Protective Life Insurance Company. (1)
(b) By-Laws of Protective Life Insurance Company. (1)
7.	(a) Form of Automatic and Facultative Yearly Renewable Term Agreement.
(b) Form of Yearly Renewable Term Reinsurance Agreement.
(c) List of Reinsurers.
8.	(a) Participation/Distribution Agreement. (2)
(a)(1) Amendment I to the Participation/Distribution Agreement. (8)
(b) Participation Agreement (Oppenheimer Variable Account Funds). (3)
(c) Participation Agreement (MFS Variable Insurance Trust). (3)
(d) Participation Agreement (Acacia Capital Corporation). (3)
(e) Participation Agreement (Van Eck Worldwide Insurance Trust). (7)
(f) Participation Agreement (Van Kampen Life Investment Trust). (11)
(g) Form of Participation Agreement (Fidelity Variable Insurance Products Funds). (12)
(h) Participation Agreement (Lord Abbett Series Fund, Inc.). (14)
(i) Participation Agreement for Class II Shares (Van Kampen) (17)
(j) Form of Participation Agreement for Service Class Shares Universal Institutional Funds, Inc.). (17)
9.	Administrative Contracts — Not applicable.

10.	Other Material Contracts. Not Applicable.
11.	Opinion and consent of Nancy Kane, Esq.
12.	Actuarial Opinion. Not applicable.
13.	Calculations. Not applicable.
14.	Other Opinions.
(a) Consent of Sutherland Asbill & Brennan LLP.
(b) Consent of PricewaterhouseCoopers, L.L.P.
15.	Omitted Financial Statements. No Financial Statements are omitted from Item 24.
16.	Initial Capital Agreements. Not applicable.
17.	Redeemability Exemption.
(a) Memorandum pursuant to Rule 6e-3(T)(b)(12)(iii) describing issue, transfer and redemption procedures for Policies applied for before June 1, 2003. (13)
(b) Memorandum pursuant to Rule 6e-3(T)(b)(12)(iii) describing issue, transfer and redemption procedures for Policies applied for on or after June 1, 2003.
18.	Power of Attorney (16)

(1)	Incorporated herein by reference to the initial filing of the Form S-6 Registration Statement, (File No. 33-61599) as filed with the Commission on August 4, 1995.
(2)	Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form S-6 Registration Statement, (File No. 33-61599) as filed with the Commission on December 22, 1995.
(3)	Incorporated herein by reference to Post-Effective Amendment No. 5 to the Form N-4 Registration Statement (File No. 33-70984) as filed with the Commission on April 30, 1997.
(4)	Incorporated herein by reference to the initial filing of the Form S-6 Registration Statement (File No. 333-52215) as filed with the Commission on May 8, 1998.
(5)	Incorporated herein by reference to Post-Effective Amendment No. 3 to the Form S-6 Registration Statement (File No. 33-61599) as filed with the Commission on April 30, 1998.
(6)	Incorporated herein by reference to Pre-Effective Amendment No. 2 to the Form S-6 Registration Statement (File No. 333-45963) as filed with the Commission on June 19, 1998.
(7)	Incorporated herein by reference to Pre-Effective Amendment Number 1 to the Form N-4 Registration Statement (File No. 333-60149) filed with the Commission on October 26, 1998.
(8)	Incorporated herein by reference to Pre-Effective Amendment Number 1 to the Form S-6 Registration Statement (File No. 333-45963) filed with the Commission on June 3, 1998.
(9)	Incorporated herein by reference to Post-Effective Amendment Number 1 to the Form S-6 Registration Statement (File No. 333-52215) filed with the Commission on February 1, 1999.
(10)	Incorporated herein by reference to Post-Effective Amendment Number 5 to the Form S-6 Registration Statement (File No. 33-61599) filed with the Commission on April 25, 2000.
(11)	Incorporated herein by reference to Post-Effective Amendment No. 9 to the Form N-4 Registration Statement (33-70984) as filed with the Commission on April 20, 2000.
(12)	Incorporated herein by reference to Post-Effective Amendment No. 7 to the Form S-6 Registration Statement (File No. 33-61599) as filed with the Commission on April 20, 2001.
(13)	Incorporated herein by reference to Post-Effective Amendment No. 3 to the Form S-6 Registration Statement (File No. 333-52215) as filed with the Commission on April 20, 2000.
(14)	Incorporated herein by reference to Post-Effective Amendment No. 3 to the Form N-4 Registration Statement (File No. 333-94047) as filed with the Commission on April 25, 2002.
(15)	Incorporated herein by reference to Post-Effective Amendment No. 5 to the Form S-6 Registration Statement (File No. 333-52215) as filed with the Commission on April 30, 2002.
(16)	Incorporated herein by reference to Post-Effective Amendment No. 6 to the Form S-6 Registration Statement (File No. 333-52215) as filed with the Commission on January 27, 2003.
(17)	Incorporated herein by reference to Post-Effective Amendment No. 5 to the Form N-4 Registration Statement (File No. 333-94047) as filed with the Commission on April 30, 2003.

Item 28.    Directors and Officers of Depositor.

Name and Principal Business Address	Position and Offices with Depositor
John D. Johns	Chairman of the Board, President, and Director
R. Stephen Briggs	Executive Vice President, Life and Annuity Division, and Director
Allen W. Ritchie	Executive Vice President and Chief Financial Officer and Director
Carolyn King	Senior Vice President, Life and Annuity Division, and Director
Deborah J. Long	Senior Vice President, General Counsel, Secretary, and Director
Jim E. Massengale	Executive Vice President, Acquisitions, and Director
Brent E. Griggs	Senior Vice President, Asset Protection Division
Wayne E. Stuenkel	Senior Vice President and Chief Actuary, and Director
Judy Wilson	Senior Vice President, Stable Value Products
T. Davis Keyes	Director
Joseph William Hamer, Jr.	Director
Richard J. Bielen	Senior Vice President, Chief Investment Officer and Treasurer, and Director
Carl S. Thigpen	Senior Vice President, Chief Mortgage and Real Estate Officer and Assistant Secretary
Jerry W. DeFoor	Vice President and Controller and Chief Accounting Officer
John B. Deremo	Vice President, Life and Annuity Division

*	Unless otherwise indicated, principal business address is 2801 Highway 280 South, Birmingham, Alabama 35223.

Item 29.    Persons Controlled by or Under Common Control With the Depositor and Registrant.

        The registrant is a segregated asset account of the Company and is therefore owned and controlled by the Company. All of the Company's outstanding voting common stock is owned by Protective Life Corporation. Protective Life Corporation is described more fully in the prospectus included in this registration statement. Various companies and other entities controlled by Protective Life Corporation may therefore be considered to be under common control with the registrant or the Company. Such other companies and entities, together with the identity of their controlling persons (where applicable), are set forth in Exhibit 21 to Form 10-K of Protective Life Corporation for the fiscal year ended December 31, 2002 (File No. 1-12332) filed with the Commission on March 25, 2003.

Item 30.    Indemnification.

        Article XI of the By-laws of Protective Life provides, in substance, that any of Protective Life's directors and officers, who is a party or is threatened to be made a party to any action, suit or proceeding, other than an action by or in the right of Protective Life, by reason of the fact that he is or was an officer or director, shall be indemnified by Protective Life against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such claim, action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of Protective Life and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. If the claim, action or suit is or was by or in the right of Protective Life to procure a judgment in its favor, such person shall be indemnified by Protective Life against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of Protective Life, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to Protective Life unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper. To the extent that a director or officer has been successful on the merits or otherwise in defense of any such action, suit or proceeding, or in defense of any claim, issue or matter therein, he shall be indemnified by Protective Life against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith, not withstanding that he has not been successful on any other claim issue or matter in any such action, suit or proceeding. Unless ordered by a court, indemnification shall be made by Protective Life only as authorized in the specific case upon a determination that indemnification of the officer or director is proper in the circumstances because he has met the applicable standard of conduct. Such determination shall be made (a) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to, or who have been successful on the merits or otherwise with respect to, such claim action, suit or proceeding, or (b) if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (c) by the shareholders.

        In addition, the executive officers and directors are insured by PLC's Directors' and Officers' Liability Insurance Policy including Company Reimbursement and are indemnified by a written contract with PLC which supplements such coverage.

        Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.    Principal Underwriter.

  (a)
  Other Activity. Investment Distributors, Inc. ("IDI") is the principal underwriter of the Policies as defined in the Investment Company Act of 1940. IDI is also principal underwriter for the PIC Fund, the Protective Variable Annuity Separate Account, and the Variable Annuity Separate Account A of Protective Life.

  (b)
  Management. The following information is furnished with respect to the officers and directors of Investment Distributors, Inc.
Name and Principal Business Address*	Position and Offices	Position and Offices with Registrant
King, Carolyn	President and Director	Senior Vice President, Life and Annuity Division
Briggs, Robert Stephen	Vice President and Director	Executive Vice President, Director
A.S. Williams, III	Director	None
Borie, Kevin B.	Chief Compliance Officer and Director	Vice President and Actuary, Life and Annuity Division
Janet Summey	Secretary	Second Vice President, Life and Annuity Division
Bonnie Miller	Assistant Secretary	Assistant Vice President, Life and Annuity Division

Beth Zaiontz	Assistant Compliance Officer	None
Gary Carroll	Assistant Compliance Officer and Director	Second Vice President, Compliance, Life and Annuity Division
Thomas R. Barrett	Financial Operations Principal	Director of Operational Accounting, Life and Annuity Division
Julena G. Johnson	Assistant Compliance Officer	Compliance Auditor II, Life and Annuity Division
Edwin V. Caldwell	Assistant Secretary	Vice President, Institutional Distribution Group Operations, Life and Annuity Division
Cindy Yukich-McGill	Assistant Secretary	Director of Institutional Distribution Group, Life and Annuity Division
Barry K. Brown	Assistant Secretary	Director of Brokerage Contracting and Compensation, Life and Annuity Division

*	Unless otherwise indicated, principal business address is 2801 Highway 280 South, Birmingham, Alabama, 35223.
  (c)
  Compensation From the Registrant. The following commissions were received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year:
(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Redemption	(4) Brokerage Commissions	(5) Other Compensation
Investments Distributors, Inc.	None	None	N/A	N/A

Item 32.    Location of Accounts and Records.

        All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained by Protective Life Insurance Company at 2801 Highway 280 South, Birmingham, Alabama 35223.

Item 33.    Management Services.

        All management contracts are discussed in Part A or Part B.

Item 34.    Fee Representation.

        Protective Life hereby represents that the fees and charges deducted under the variable life insurance policies described herein are, in the aggregate, reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by it under such policies.

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Protective Variable Life Separate Account certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this Post-Effective Amendment to the Registration Statement on Form N-6 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Birmingham, State of Alabama on April 29, 2003.

PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT (Registrant)
By:	/s/ JOHN D. JOHNS John D. Johns, Chairman of the Board and President Protective Life Insurance Company

PROTECTIVE LIFE INSURANCE COMPANY (Depositor)
By:	/s/ JOHN D. JOHNS John D. Johns, Chairman of the Board and President Protective Life Insurance Company

        As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement on Form N-6 has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ JOHN D. JOHNS John D. Johns	Chairman of the Board, President and Director (Principal Executive Officer)	April 29, 2003
/s/ ALLEN W. RITCHIE Allen W. Ritchie	Executive Vice President, Chief Financial Officer and Director (Principal Financial Officer)	April 29, 2003
/s/ JERRY W. DEFOOR Jerry W. DeFoor	Vice President, Controller and Chief Accounting Officer (Principal Accounting Officer)	April 29, 2003
* R. Stephen Briggs	Director
* Jim E. Massengale	Director

* Richard J. Bielen	Director
* J. William Hamer, Jr.	Director
* T. Davis Keyes	Director
* Carolyn King	Director
* Deborah J. Long	Director
* Wayne E. Stuenkel	Director
*By: /s/ NANCY KANE Nancy Kane Attorney-in-Fact		April 29, 2003

EXHIBIT INDEX

4.(a)(1)	Form of Contract (for Policies applied for on or after June 1, 2003).
(h)(2)	Policy Value Credit Endorsement (for Policies applied for on or after June 1, 2003).
(l)	Residual Death Benefit Endorsement.
(m)(2)	Policy Loan Endorsement (for Policies applied for on or after June 1, 2003).
7.(a)	Form of Automatic and Facultative Yearly Renewable Term Agreement.
(b)	Form of Yearly Renewable Term Reinsurance Agreement.
(c)	List of Reinsurers.
11.	Opinion and Consent of Nancy Kane, Esq.
14.(a)	Consent of Sutherland Asbill & Brennan LLP.
(b)	Consent of PricewaterhouseCoopers, L.L.P.
17.(b)	Memorandum pursuant to Rule 6e-3(T)(b)(12)(iii) describing issue, transfer and redemption procedures for Policies applied for on or after June 1, 2003.

QuickLinks

Table of Contents
POLICY BENEFITS/RISKS SUMMARY
  Policy Benefits
  Policy Risks
  Fund Risks
FEE TABLES
THE POLICY
PREMIUMS
CALCULATION OF POLICY VALUE
DEATH BENEFIT PROCEEDS
TRANSFERS OF POLICY VALUE
SURRENDERS AND WITHDRAWALS
POLICY LOANS
SUSPENSION OR DELAYS IN PAYMENTS
POLICY LAPSE AND REINSTATEMENT
THE COMPANY AND THE FIXED ACCOUNT
THE VARIABLE ACCOUNT AND THE FUNDS
  Protective Investment Company
  Van Kampen Life Investment Trust
  The Universal Institutional Funds, Inc.
  MFS® Variable Insurance Trust
  Oppenheimer Variable Account Funds
  Fidelity® Variable Insurance Products Funds
  Lord Abbett Series Fund, Inc.
CHARGES AND DEDUCTIONS
TAX CONSIDERATIONS
SUPPLEMENTAL RIDERS AND ENDORSEMENTS
EXCHANGE PRIVILEGE
  Effects of the Exchange Offer
USE OF THE POLICY
STATE VARIATIONS
SALE OF THE POLICIES
LEGAL PROCEEDINGS
ARBITRATION
FINANCIAL STATEMENTS
GLOSSARY
STATEMENT OF ADDITIONAL INFORMATION
Appendix A
Examples of Death Benefit Computations Under Options A and B
APPENDIX B
  Annual Fund Operating Expenses
  Calvert Variable Series, Inc.
  Van Eck Worldwide Insurance Trust
STATEMENT OF ADDITIONAL INFORMATION
ADDITIONAL POLICY INFORMATION
SUPPLEMENTAL RIDERS AND ENDORSEMENTS
ILLUSTRATIONS
ADDITIONAL INFORMATION
INDEX TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT ACCOUNTANTS
REPORT OF INDEPENDENT ACCOUNTANTS
CONSOLIDATED STATEMENTS OF INCOME
CONSOLIDATED BALANCE SHEETS
CONSOLIDATED STATEMENTS OF SHARE-OWNER'S EQUITY
CONSOLIDATED STATEMENTS OF CASH FLOWS